As filed with the Securities and Exchange Commission on October 4, 2017

Securities Act File No. 333-213613
Investment Company Act File No. 811-23190

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 4

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Pre-Effective Amendment No. 4

PRISM MULTI STRATEGY FUND

(Exact name of Registrant as specified in its charter)

25 Recreation Park Drive, Suite 206

Hingham, MA 02043

(781) 875-3185

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(866) 903-5272

(Name, address including zip code, and telephone number, including area code, of agent for service)

With Copies to:

Peter DeCaprio Crow Point Partners, LLC 25 Recreation Park Drive, Suite 206 Hingham, MA 02043 (781) 875-3185

Thomas Radic

Prism Capital Advisors, LLC

15333 N. Pima Road, Suite 225

Scottsdale, AZ 85260

(480) 284-7080

John H. Lively

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Group™

11300 Tomahawk Creek Parkway

Suite 310

Leawood, KS 66211

Marc X. LoPresti, Esq. LoPresti Law Group, P.C. 17 State Street, 19th Floor New York, NY 10004 (212) 732-4029

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are being offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

ÿ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER SHARE[1]	PROPOSED MAXIMUM OFFERING PRICE[1]	AMOUNT OF REGISTRATION FEE
Common Shares of Beneficial Interest ($0.01 par value)	6,000,000	$10.00	$60,000,000.00	$6,954.00

1.  Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457 under the Securities Act of 1933.

The Fund hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Fund shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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PRISM MULTI STRATEGY FUND

CROSS REFERENCE SHEET PARTS A AND B*

ITEM NUMBER	CAPTION	LOCATION IN PROSPECTUS

1.	Outside Front Cover	Outside Front Cover Page
2.	Cover Pages; Other Offering Information	Inside Front and Outside Back Cover Pages
3.	Fee Table and Synopsis	Summary of Fund Expenses; Fund Expenses
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Plan of Distribution
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	Outside Front Cover Page; Investment Objectives; Investment Approach; Additional Fundamental Investment Policies and Restrictions; Risk Factors and Special Considerations
9.	Management	Management of the Fund; Administrator, Accounting Agent and Transfer Agent; Independent Registered Public Accounting Firm
10.	Capital Stock, Long-Term Debt, and Other Securities	Purchases of Shares; Periodic Repurchase Offers
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Not Applicable
14.	Cover Page of SAI	Not Applicable
15.	Table of Contents of SAI	Not Applicable
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objectives; Investment Approach; Management of the Fund
18.	Management	Management of the Fund; Code of Ethics
19.	Control Persons and Principal Holders of Securities	Not Applicable
20.	Investment Advisory and Other Services	Management of the Fund
21.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
22.	Portfolio Managers	Management of the Fund
23.	Tax Status	Taxation; Tax Aspects
24.	Financial Statements	Financial Statements
*All information required to be set forth in Part B: Statement of Additional Information has been included in Part A: Prospectus.

Part C: The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

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The information contained in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS

DATED OCTOBER 4, 2017

PRISM Multi Strategy Fund

6,000,000 Common Shares of Beneficial Interest

•	The Fund’s shares will not be listed on an exchange and it is not anticipated that a secondary market will develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.
•	Because the shares of common stock of the Fund are not listed on a securities exchange, the Fund’s investors will be unable to sell their shares on a securities exchange and as a result may not be able to reduce their exposure during any market downturn.
•	The amount of distributions that the Fund may pay, if any, is uncertain.
•	The ultimate degree of loss an investor may bear, if any, is uncertain (i.e., an investor may lose all of his or her investment).
•	The shares of the Fund are an illiquid investment.
•	The Portfolio Funds (defined below) in which the Fund invests may pursue various high risk investment strategies, including the use of leverage, short selling and below investment grade securities (commonly referred to as “junk bonds”) without limitation and therefore an investment in the Fund is subject to special risks including a heightened risk of loss and the risk of total loss.
•	The Fund will invest in illiquid securities and therefore is subject to legal and other restrictions on resale, and it may be difficult to value and dispose of.
•	Investment in the shares is speculative and there is no guarantee that the Fund will achieve its investment objective.

The amount of distributions that the Fund may pay, if any, is uncertain.

PRISM Multi Strategy Fund (the “Fund”) is a Delaware statutory trust registered under the Securities Act of 1933 (the “Securities Act”) and Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company that is operated as an “interval fund.” The Fund’s primary investment objective is moderate capital appreciation. As a secondary objective, the Fund seeks capital preservation. The Fund is operated as a fund of hedge funds, as such it seeks to achieve its investment objective principally by allocating its assets in pooled investment funds including Portfolio Funds commonly referred to as “private funds” and “hedge funds” (the “Portfolio Funds”) managed by independent unaffiliated portfolio managers (“Portfolio Fund Managers”). An investment in the Fund is not appropriate for all investors. The Fund cannot assure you that the investment objectives will be achieved.

This prospectus (the “Prospectus”) applies to the public offering of up to six million (6,000,000) shares of beneficial interest (“Common Shares”) of the Fund. The Common Shares will be offered during an initial public offering and in a continuous offering thereafter. Foreside Fund Services, LLC shall act as the distributor of the Common Shares (the “Distributor”) of the Fund. The Fund does not intend to list its shares on any securities exchange and the Fund does not expect a secondary market in the Common Shares to develop. Shares are being sold only to investors that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. See “Purchases of Shares – Eligible

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Investors.” The minimum initial investment in the Fund by any investor is twenty-five thousand dollars ($25,000.00) and the minimum additional investment in the Fund by any investor is ten thousand dollars ($10,000.00). The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Investors may only purchase their shares through the Selling Agent or through a registered investment adviser (a “RIA”) approved by the Advisers. The Advisers and/or any registered investment adviser (“RIA”) who invests client assets in Common Shares may impose additional eligibility requirements for its clients who invest in Common Shares through such RIA.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to Shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between five percent (5.00%) and twenty-five percent (25.00%) of its outstanding Common Shares at net asset value, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board of Trustees, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase ten percent (10.00%) of the Fund's outstanding Common Shares at net asset value. Repurchase offers in excess of five percent (5.00%) are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of five percent (5.00%). See “Periodic Repurchase Offers.”

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated October __, 2017, has been filed with the SEC. While the Fund does not maintain a website, you may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund at 25 Recreation Park Drive, Suite 206, Hingham, MA 02043, or by calling the Fund collect at (781) 875-3185. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page B-1 of this Prospectus. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website (www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

  The Fund is subject to certain risks due to the speculative nature of its investment strategy. An investment in the Fund is not appropriate for all investors. Investing in the Fund’s Common Shares involves risks. See “Risk Factors and Special Considerations” beginning on page 54 of this Prospectus. The Fund cannot assure you that the investment objectives will be achieved. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors. The Fund will invest in illiquid securities and therefore such securities are subject to legal and other restrictions on resale, and may be difficult to value and dispose of. See “ Risk Factors and Special Considerations – Closed-End Fund; Liquidity Risks.” The Fund does not intend to use leverage to achieve its investment objective. However, when appropriate and subject to applicable regulations, the Portfolio Funds may use leverage in their investment programs. The use of leverage is subject to numerous risks. See “Risk Factors and Special Considerations – Leverage Risk.” The Portfolio Funds may engage in short selling, which involves numerous risks. See “Risk Factors and Special Considerations – Short Sales.” The Portfolio Funds may invest in below investment grade securities (commonly referred to as “junk bonds”), which are subject to a greater risk of loss than higher-rated securities. See “Risk Factors and Special Considerations – High Yield Securities.” The Fund is not intended to be a complete investment program and before buying any shares of beneficial interest (“Common Shares”), you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Prospectus Summary—Summary of Principal Risk Factors and Special Considerations” and in “Risk Factors and Special Considerations.”

The Common Shares are an illiquid investment. You should not expect to be able to sell your Common Shares (other than through the repurchase process) regardless of how the Fund performs. Although the Fund intends to implement a periodic Common Share repurchase program, only a limited number of Common Shares will be eligible for repurchase by the Fund. The Fund does not intend to list the Common Shares on any securities exchange and does not expect a secondary market in the Common Shares to develop. You should consider that you may not have access to the money you invest for an indefinite period of time. An investment in the Common Shares is not suitable for you if you need foreseeable access to the money you invest. Because you will be unable to sell your

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Common Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

The Fund is newly organized and its stock has no trading history. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices which may increase investors’ risk of loss. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their Common Shares in a relatively short period after completion of the initial public offering.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the SEC nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Common Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

	Price to Public	Sales Load[2]	Proceeds to Fund or Other Persons[3]
Per Share	$10.00	$0.00	$60,000,000.00
Total[1]	$60,000,000.00	$0.00	$60,000,000.00

1. There is no minimum number of Common Shares that must be sold to affect this Offering. The total (“Total”) assumes the sale of the maximum number of six million (6,000,000) Common Shares offered in this offering. Common Shares currently registered are sold in a continuous offering at the Fund’s then current net asset value.

2. The Shares are not subject to a sales load at any time during the offering.  The Fund will pay Foreside Fund Services, LLC (the “Distributor”) a monthly fee out of the net assets of Common Shares at an annual rate of 0.10% of the aggregate net asset value of the Common Shares, determined and accrued as of the last day of each calendar month (the “Distribution and Services Fee”). The Distributor may pay various selling agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Common Shares sales and support. Since the Distribution and Servicing Fee is paid out of Fund assets on a monthly basis, over time this fee will increase the cost of an investment in the Fund. See “Plan of Distribution.”

3. The Fund’s estimates that it will incur approximately one hundred twenty thousand dollars ($120,000.00) of organizational and offering expenses. The organization and offering expenses will be expensed as incurred and accounted for as a deferred change until operations begin and amortized over a twelve (12) period beginning on or about September 15, 2017 on a straight-line basis when operations commence. Although the Fund will bear such costs, the costs will be indirectly paid by the Shareholders and therefore, will reduce the net asset value of each Common Share purchased in this offering. See “Fund Expenses.”

Subscriptions received from prospective investors in advance of dates when Common Shares may be subscribed for and monies may be transmitted to the Fund will be held by the Custodian. The Fund expects to conduct monthly closings. There are no other arrangements to place offering proceeds in escrow, trust or similar arrangement.

The date of this Prospectus is October 4, 2017

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FORWARD-LOOKING STATEMENTS

This Prospectus and the related Statement of Additional Information contain forward-looking statements, within the meaning of the federal securities laws that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

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PROSPECTUS SUMMARY

The following provides a summary of certain information contained in this Prospectus relating to PRISM Multi Strategy Fund and its Common Shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its Common Shares. The information is qualified in all respects by the more detailed information included elsewhere in this Prospectus. You may also wish to request and read a copy of the Fund’s Statement of Additional Information, dated October 4, 2017 (the “SAI”), which contains additional information about the Fund. During any period in which offers or sales are being made, the Fund will amend the Prospectus to reflect any material change and such amendment(s) will be delivered to prospective investors.

The Fund	PRISM Multi Strategy Fund (the “Fund”) is a statutory trust formed on September 23, 2016 under the laws of the State of Delaware and registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified investment company. The Fund is operated as an “interval fund” (as defined below).
Adviser	Crow Point Partners, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Adviser”) and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory services to the Fund under the oversight of the Board of Trustees pursuant to an investment advisory agreement (the “Advisory Agreement”).
Sub-Adviser

Prism Capital Advisors, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the sub-adviser to the Fund and is registered as an investment adviser with the SEC under the Advisers Act (the “Sub-Adviser”). The Sub-Adviser provides investment advisory services to the Fund under the oversight of the Board of Trustees and the Adviser pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is responsible for Portfolio Fund selection and conducting due diligence on the Portfolio Fund Managers.

The Adviser and Sub-Adviser are each herein referred to as an “Adviser” and collectively the “Advisers.”

The Offering; Initial Closing

The Fund is offering its shares of beneficial interest (“Common Shares”) on a continuous basis. Common Shares will be offered at an initial price of ten dollars ($10.00) per Common Share. The initial closing date for subscriptions for Common Shares is currently anticipated to be on or about November 1, 2017 (the “Initial Closing Date”). Subsequent to the Initial Closing Date, Common Shares may be purchased as of the first Business Day of each month based upon the Fund’s then current net asset value. Each date on which Common Shares are delivered is referred to as a “Closing Date.”  While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund. For purposes of this Prospectus, a “Business Day” means any day the New York Stock Exchange is open for business.

Each prospective investor will be required to complete an investor application (the “Investor Application”). The Board of Trustees has the

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right to reject any Investor Application in its sole discretion.

The Fund currently does not expect to issue any other classes of shares, or series of shares (including preferred or debt securities) except for the Common Shares in the twelve months following the effectiveness of the Registration Statement.

Listing of Shares	The Fund does not intend to list its Common Shares on any securities exchange and the Fund does not expect a secondary market to develop for the Common Shares.
Investment Objectives and Strategy

The Fund’s primary investment objective is moderate capital appreciation. As a secondary objective, the Fund seeks capital preservation.

The Fund is operated as a fund of hedge funds, as such the Advisers seek to achieve the Fund’s investment objectives principally by allocating its assets in pooled investment funds relying on an exemption from the definition of “investment company,” including Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act, commonly referred to as “private funds” or “hedge funds” (the “Portfolio Funds”) managed by independent unaffiliated portfolio managers (“Portfolio Fund Managers”) that employ a broad range of alternative investment strategies (“Portfolio Fund Strategies” or “Strategies”). The Portfolio Funds are not registered under the Act. See “Risk Factors and Special Considerations – Risks of Fund of Hedge Fund Structure” for risks factors associated with the “fund of hedge funds” structure. There can be no assurance that the Fund’s investment objectives will be achieved or that its portfolio design and strategies will be successful.

Under normal conditions, the Fund will invest approximately sixty percent (60.00%) to ninety percent (90.00%) of its total assets in Portfolio Funds. The Advisers will invest no more than twenty-five percent (25.00%) of the Fund’s capital, measured at the time of investment, in any one Portfolio Fund, and, in no case shall the Advisers invest more than forty percent (40.00%) in one or more “affiliated Portfolio Funds.” For purposes of determining this limitation, “affiliated Portfolio Funds” means two or more Portfolio Funds under common control, as defined by the Investment Company Act. The Fund’s assets not allocated to the Portfolio Funds may be invested directly in securities and financial instruments, registered investment companies pursuing strategies similar to those listed above, cash, cash equivalents and high grade debt securities, including high quality, short-term debt securities. See “Tactical Investments” and “Short-Term Investments” below.

Portfolio Fund Strategies Utilized by Portfolio Funds . The Fund generally invests in Portfolio Funds pursuing the following Portfolio Fund Strategies: long/short equity, long/short fixed income, equity market value, global macro, relative value, event driven, statistical arbitrage and derivatives. The Fund may invest in Portfolio Funds that pursue two or more Strategies listed above and/or may invest indirectly through other private funds that select and monitor the implementation of the Strategies. For a description of the Portfolio Fund Strategies see “Investment Program.” See also “Investment Approach” and “Portfolio Composition”; and “Risk Factors and Special Considerations – Trading and Investment

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Risks” for risks factors associated with the Strategies.

The Strategies allow the Portfolio Fund Managers the flexibility to use leverage or short sale positions to take advantage of perceived inefficiencies across the global capital markets and are sometimes referred to as “alternative” strategies in contrast to more conventional long-only, limited-leverage investment programs.

Potential for Investment in Other Portfolio Fund Strategies. The Sub-Adviser may seek to identify and exploit new strategies and sub-strategies that it believes may generate moderate capital appreciation and capital preservation. The foregoing list of Portfolio Fund Strategies is not intended to be exhaustive and it is anticipated that the different types of strategies employed by Portfolio Fund Managers will evolve over time. The Sub-Adviser will implement and incorporate new Portfolio Fund Strategies and sub-strategies in a manner they deem advisable from time to time.

Tactical Investments. The Fund may also take positions directly in certain securities (as opposed to acquiring securities issued by Portfolio Funds) discussed in the “Portfolio Composition” section below utilizing one or more of the Portfolio Fund Strategies; however the Fund shall not directly engage in certain strategies as discussed herein (e.g., the use of leverage not associated with short sales). The Fund also may make investments in registered investment companies. The Fund believes that the ability to invest directly in these types of securities provides the Advisers with greater investment flexibility and may allow the Advisers to enhance the Fund’s risk/return profile, provide increased liquidity and provide enhanced portfolio diversification than would otherwise be the case. The Advisers have complete discretion in determining whether, and to what extent, to engage in this tactical strategy. These investments are subject to the limitations imposed by the Investment Company Act and the rules thereunder. The Fund currently has no intent to use leverage.

Short-Term Investments. The Fund may utilize short-term investments for cash management purposes such as to meet expenses, pending the investment of assets in Portfolio Funds, or to maintain the liquidity necessary to effect repurchases of Common Shares.

Temporary Defensive Investments. In response to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objectives during the employment of a temporary defensive position.

Portfolio Fund Selection and Due Diligence Process	Portfolio Fund Selection. The Sub-Adviser identifies potential Portfolio Funds through a variety of sources. The Sub-Adviser intends to target Portfolio Funds with assets under management of less than one billion dollars ($1,000,000,000.00), but reserves the right to allocate to Portfolio Funds that have assets under management in excess thereof. The Advisers
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believe that such funds have a unique performance advantage over larger funds, including the manager’s ability to: capitalize on market inefficiencies, pursue limited-capacity trading strategies, efficiently execute trades and pursue only their best investment ideas. In addition, such managers are motivated to establish a performance track record in order to increase their assets under management. The Sub-Adviser intends to seek Portfolio Fund Managers that it believes have experience in managing hedge funds and generating positive risk-adjusted returns. In addition, Portfolio Fund Managers will be selected for their ability to, in the Sub-Adviser’s opinion, earn returns that are largely uncorrelated to the broader markets and successfully manage risk. Once a Portfolio Fund Manager and a Portfolio Fund are selected for consideration, the Sub-Adviser intends to conduct a thorough due diligence review of each the Portfolio Fund Manager and the Portfolio Fund.

Investment Analysis. In general, the Advisers believe that an active allocation approach is critical to delivering consistent returns. The Advisers will regularly evaluate and monitor both existing and potential Portfolio Funds based upon performance and how their performance compares to similar public equity and fixed income indices. The Portfolio Fund selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Portfolio Fund, the Sub-Adviser will first conduct an evaluation of the Portfolio Fund Manager and its strategy, team and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management and investment strategy outlook.

Operational and Business Risk Analysis. The Sub-Adviser also assesses a Portfolio Fund Manager’s ability to operate efficiently. The key components of this analysis include, but are not limited to, a review of key principals, organizational structure and terms of Portfolio Funds, mid/back office operations, valuation process, accounting practices and internal controls and procedures, disaster recovery plan and anti-money laundering policies.

Strategic Asset Allocation. The Sub-Adviser generally expects to allocate the Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across multiple Portfolio Fund Strategies. Under normal circumstances, the Sub-Adviser will seek to allocate the Fund’s assets such that investments in different Portfolio Funds, across various Portfolio Fund Strategies, are combined in a manner designed to achieve a balance between risk and return. In addition, by constructing a portfolio that is comprised of a number of Portfolio Funds, across a broad range of Portfolio Fund Strategies, the Fund seeks to achieve its investment objective with lower long-term volatility than likely would be achieved if the Fund were to focus all, or a substantial portion, of its assets in any single Portfolio Fund Strategy. Nonetheless, the Fund is classified as a “non-diversified” investment company within the meaning of the Investment Company Act.

Ongoing Monitoring. The Sub-Adviser monitors and manages the Fund’s portfolio on an ongoing basis. This monitoring includes the ongoing reassessment of Portfolio Fund Strategies and a Portfolio Fund Manager’s ongoing competence with those Portfolio Fund Strategies, including with respect to factors that may impact performance. No assurance can be given

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that the Sub-Adviser’s risk management process will achieve its objective.

The Sub-Adviser believes there are a number of potential reasons for reducing capital allocated to a Portfolio Fund. Some of these reasons may include: deficiencies in the investment strategy or internal controls of a Portfolio Fund Manager, identification of a better alternative, style drift, change in key personnel, change in investment strategy, significant change in the amount of assets under management, or a decline in performance.

The Sub-Adviser anticipates that the number and identity of Portfolio Funds and other investments will vary over time, at the Sub-Adviser’s discretion, as a result of allocations and reallocations among new and existing Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of other Fund assets. The Fund’s investment objective is not a fundamental policy of the Fund.

Leverage	The Fund does not intend to use leverage to achieve its investment objective, however, when appropriate and subject to applicable regulations, the Portfolio Funds will use leverage in their investment programs, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased at a discount to the market price of those underlying securities. The use of leverage by the Portfolio Funds is unlimited and subject to numerous risks. As a result, the Fund may be indirectly exposed to leverage through an investment in such Portfolio Funds. A Portfolio Fund that uses leverage may expose the Fund to higher volatility in the market value of such Portfolio Fund and the possibility that the Fund’s long-term returns on such investment (and, indirectly, the long-term returns of the Fund’s Common Shares) will be diminished. There is no guarantee that any leveraging strategy a Portfolio Fund may employ will be successful during any period in which it is employed. See “Risk Factors and Special Considerations – Leverage Risk.”
Short Sales	The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. The Fund does not intend to use short sales to pursue its investment objectives or for other non-hedging purposes. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds one hundred twenty percent (120.00%) of the market value of all of its long securities. Short selling involves numerous risks. See “Risk Factors and Special Considerations – Short Sales.”
Investment Policies	The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without the approval of Shareholders. Except as otherwise stated in this Prospectus and as set forth in the SAI, the Fund’s investment policies, strategies and restrictions are not fundamental and may be changed by the Board of Trustees without the approval of the Shareholders. Shareholders, however, will be notified in writing of any change at least sixty (60) days prior to effecting any such changes.
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Distribution of Shares

Under the terms of the distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”), the Distributor acts as the distributor of the Fund in connection with the continuous offering of shares of the Fund. The Distributor continually distributes Common Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Common Shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisers, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

The Fund will pay a monthly fee out of the net assets of Common Shares at an annual rate of 0.10% of the aggregate net asset value of the Common Shares, determined and accrued as of the last day of each calendar month (before any periodic repurchases of Common Shares) (the “Distribution and Servicing Fee”). The Distributor may pay various selling agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Common Shares sales and support. The Distribution and Servicing Fee is charged on an aggregate Fund-wide basis, and Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Common Shares. Because the Distribution and Servicing Fee is paid out of Fund assets on a monthly basis, over time these fees will increase the cost of an investment. Each compensated broker, dealer or other financial advisor is paid based on the aggregate net asset value of outstanding Common Shares held by Shareholders that receive services from such broker, dealer or other financial advisor.

Pursuant to an agreement between the Adviser and the Distributor, the Adviser pays the Distributor a fee for certain distribution-related services.

Purchases of Shares	Investors may only purchase Common Shares, subject to the Advisers’ approval in their sole and absolute discretion. Common Shares will be offered at their net asset value and may be purchased on the first Business Day of each calendar month, except that the Fund may offer Common Shares more frequently as determined by the Board of Trustees. An investor's subscription for Common Shares is irrevocable by the investor and will require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Common Shares in accordance with its periodic repurchase offers. The Board of Trustees may, in its discretion, cause the Fund to repurchase all of the Common Shares held by a Shareholder if the total value of the Shareholder's Common Shares, as a result of repurchase or transfer by the Shareholder, is less than fifty thousand dollars ($50,000.00) (or any lower amount equal to the Shareholder's initial subscription amount). In order to subscribe for

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Minimum Initial Investment

Common Shares, an investor must complete and deliver to the Adviser, a completed Investor Application in good order. The Advisers must approve each investor before a subscription will be accepted. The Advisers reserve the right to impose additional eligibility requirements for investors. A Shareholder may subscribe for additional Common Shares by completing an additional Investor Application. Subscriptions are subject to the receipt of cleared funds from such account prior to the applicable subscription date and in the full amount of the subscription.  Cleared funds must be available in such account no later than three (3) Business Days prior to the particular subscription date or such other date as the Fund may determine in its sole discretion and communicate to investors (the “Subscription Period”).  Although the Fund or Adviser may accept, in the Fund's sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Shareholder until cleared funds have been received. The Board of Trustees reserves the right to reject any subscription for Common Shares, and the Board of Trustees may, in its sole discretion, suspend subscriptions for Common Shares at any time. Subscriptions received from prospective investors in advance of dates when Common Shares may be subscribed for and monies may be transmitted to the Fund will be held by the Custodian.  Any interest earned on monies held by the Custodian in such instances will be credited to the Fund and not the investor.  During the Subscription Period for the initial closing, the Fund may use cleared funds for investments in Portfolio Funds. During this period, all Common Shares will be issued at the same price. See “Purchases of Shares.”

The minimum initial investment in the Fund by an investor is twenty-five thousand dollars ($25,000.00) and any subsequent additional investment must be a minimum of ten thousand dollars ($10,000.00). The minimum initial and additional investments may be reduced by the Fund with respect to employees of the Advisers or their affiliates.

The Fund reserves the right to reject any purchase of Common Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Common Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

Investor Eligibility

Each investor will be required to certify that the Common Shares are being acquired directly or indirectly for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933. Shareholders who are “accredited investors” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders seeking to purchase additional Common Shares will be required to qualify as “Eligible Investors” at the time of the additional purchase. The Advisers and/or any registered investment adviser (“RIA”) who invests client assets in Common Shares may impose additional eligibility requirements for its clients who invest in Common Shares through such RIA.

Each prospective Shareholder must submit a completed Investor Application acceptable to the Adviser, certifying, among other things, that the Shareholder is an Eligible Investor and will not transfer the Common

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Shares purchased except in the limited circumstances permitted. The Adviser may from time to time impose stricter or less stringent eligibility requirements. If an Investor Application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date.

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose their entire investment. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal circumstance and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders may only redeem their Common Shares in the Fund as discussed below. See “Risk Factors and Special Considerations — Closed-End Fund; Liquidity Risks.”

In addition, Shareholders who require minimum annual distributions from a retirement account through which they hold Common Shares should consider the Fund’s schedule for periodic repurchase offers and submit repurchase requests accordingly. See “Periodic Repurchase Offers.”

Distributions and Dividends

The Fund intends to distribute substantially all of its net investment income and all of its realized short-term and long-term gains, if any, to Shareholders annually as of the last Business Day of each calendar year. Distributions paid by the Fund may include a return of capital (see below). Unless a Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares and will be made at the net asset value per share calculated on the next valuation date following the distribution. The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. Since the Common Shares are illiquid, Shareholders may need other sources of cash to pay any taxes due.

Distributions which exceed the Fund’s earnings and profits represent a return of capital, that is, a return of a portion of a Shareholder’s original investment in the Common Shares. If the Fund’s distributions are funded from offering proceeds or borrowings, such distributions may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses, as well as selling commissions and/or dealer manager fees, if applicable. As a result, a return of capital will lower a Shareholder’s tax basis in the Common Shares, and after the adjusted basis is reduced to zero, will constitute capital gain to such Shareholder realized upon a subsequent sale or redemption of such shares. In addition, return of capital will reduce the amount of funds the Fund has available for investment in the Portfolio Funds. The Fund has not established any limits on the extent to which the Fund may use offering proceeds to fund distributions.

There can be no assurance that the Fund will achieve any level of distributions or that it will do so at a particular rate.

Dividend Reinvestment Plan	Any distributions made with respect to Common Shares registered in the Shareholder’s name will be reinvested automatically by the transfer agent,
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which is the agent under the Automatic Dividend Reinvestment Plan (the “Plan”), unless the Shareholder elects to receive cash pursuant to the Plan.

Under the Plan, participants in the Plan will receive newly issued Common Shares or Common Shares repurchased from Shareholders by the Fund and held as treasury stock. The number of Common Shares received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per share. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions. Because the Advisory Fee (defined below) is based on the Fund’s daily gross assets, distributions automatically reinvested by the transfer agent will increase the Advisory Fee paid to the Adviser.

In the case of Shareholders that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the Shareholder as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A Plan participant may terminate his or her account under the Plan by notifying the Plan agent in writing to the address specified below or by telephone. A termination will be effective immediately if notice is received by the Plan agent more than three (3) Business Days prior to any dividend or distribution payment date. If such notice is received less than three (3) Business Days prior to any dividend or distribution payment date, then such dividend or distributed will be reinvested, and such termination shall be effective with respect to any subsequent dividends or distributions. If the Plan participant elects by written notice to the Plan agent in advance of such termination to have the Plan agent sell part or all of such Plan participant’s shares and remit the proceeds to him or her, the Plan agent is authorized to deduct fifteen dollars ($15.00) per transaction plus brokerage commissions of $0.10 per share for this transaction from the proceeds. The Fund reserves the right to amend or terminate its Plan as applied to any distribution paid subsequent to written notice of the change sent to the members of such Plan at least thirty (30) days before the record date for such distribution. The Plan also may be amended or terminated by the Plan agent on at least thirty (30) days’ written notice to the participants in such Plan. Neither the Fund nor the Plan agent shall be liable for any act performed in good faith or any good faith omission to act in connection with the matters discussed in this “Dividend Reinvestment Plan” section, including, without limitation, any claim of liability (i) arising out of any failure to terminate a participant’s account, sell shares held in the Plan, or invest dividends; or (ii) with respect to the prices at which shares are purchased or sold for the participant’s account and the time such purchases or sales are made.

Fees and Expenses	The Fund will bear all expenses incurred in the business of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor in the Portfolio Funds. See “Summary of Fund Expenses” and “Fund Expenses.”
Organizational and Offering Expenses	The Advisers and their affiliates have incurred organizational and offering costs, on the Fund’s behalf, of approximately one hundred twenty thousand dollars ($120,000.00) as of October 4, 2017. The Advisers and
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their affiliates are entitled to receive reimbursement for costs paid on behalf of the Fund. The Fund records organization and offering costs each period based upon an allocation determined by the Adviser based on its expectation of total organization and offering costs to be reimbursed. As of October 4, 2017 no organization and offering costs have been allocated to the Fund.

Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred. The Fund’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. These costs will be deferred and amortized over a twelve (12) month period on a straight-line basis when operations begin.

The Advisers will be entitled to receive equal reimbursement from the Fund of organization and offering expenses paid on the Fund’s behalf, either directly or through their respective affiliates. However, the Adviser has agreed to limit the amount of organization and offering expenses incurred by the Fund to 0.24% of the aggregate proceeds raised in the offering, after payment of selling commissions. Any reimbursements of organization and offering expenses by the Fund will not exceed actual expenses incurred by the Advisers and their affiliates, and the Advisers are responsible for the payment of the Fund’s cumulative organization and offering expenses to the extent they exceed 0.24% of the aggregate proceeds raised in the offering, after payment of selling commissions.

Advisory and Administrative Fees

In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month an advisory fee at the annual rate of one and a half percent (1.50%) of the Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Fund’s assets.

Under a separate administration agreement, the Fund also pays the Adviser a fee of 0.10% of the Fund's average daily net assets for providing certain administrative services. See “Management of the Fund – Adviser” for more information regarding the administrative services to be provided by the Adviser.

Sub-Advisory Fee	In consideration of the sub-advisory services provided by the Sub-Adviser to the Fund, the Adviser will pay to the Sub-Adviser at the end of each calendar month a sub-advisory fee equal to eighty percent (80.00%) of the net Advisory Fee paid to the Adviser. For the avoidance of doubt, such fee shall be a percentage of the net fee paid to the Adviser, after the fee and reimbursement waiver discussed below.
Expense Limitation Agreement

The Adviser has also agreed to waive its fees and reimburse expenses of the Fund, until at least December 31, 2018, to ensure that total annual fund operating expenses after the fee waiver and reimbursement (including distribution and servicing fees, but excluding organizational and offering expenses (pursuant to the terms above), taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 2.15% of the Fund’s average daily net assets. These fee waiver and expense reimbursements are subject

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to possible recoupment from the Fund within the three (3) years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. Notwithstanding the foregoing, the Fund will make repayments to the Adviser only if , and to the extent that, such recoupment does not cause the Fund’s expense ratio to exceed both: (i) the Fund’s expense limitation in place at the time such amounts were waived, and (ii) the Fund’s current expense limitation.

This agreement may be terminated only by the Fund’s Board of Trustees on sixty (60) days’ written notice to the Adviser.

Acquired Fund Fees and Expenses

The Portfolio Fund Managers will receive a management fee and performance fee, separate from the Advisory Fee, prior to the allocation of the profits and losses to the Fund in accordance with the Portfolio Funds’ offering memoranda, organizational documents and/or advisory agreements. The Advisers will attempt to negotiate fee reductions with each Portfolio Fund Manager and the relevant Portfolio Fund, however, there is no guarantee that the Portfolio Fund Managers will agree to the reduced fees. Nonetheless, the Advisers may determine that an investment in such Portfolio Fund will still achieve the Fund’s investment objective regardless of the fees charged by the Portfolio Fund.

The Portfolio Funds in which the Fund intends to invest generally charge a management fee of between one percent (1.00%) to two percent (2.00%). In addition, the Portfolio Fund Managers of the Portfolio Funds in which the Fund invests generally receive approximately ten percent (10.00%) to twenty percent (20.00%) of net profits as a carried interest allocation, subject to a clawback. The Shareholders will indirectly bear the expenses of the Portfolio Funds in which the Fund invests. This amount includes the fees and expenses of the Portfolio Funds in which the Fund invests. Fees and expenses for certain Portfolio Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Portfolio Funds, which may fluctuate over time. In addition, the Portfolio Funds held by the Fund and their fees will change over time, impacting the calculation of the Acquired Fund Fees and Expenses.

The receipt of a performance or incentive allocation by a Portfolio Fund Manager or its affiliates may create an incentive for a Portfolio Fund Manager to make investments that are riskier or more speculative than those that might have been made in the absence of such an incentive. In addition, because a performance or incentive allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund’s assets, these allocations may be greater than if they were based solely on realized gains. See “Risk Factors and Special Considerations —Portfolio Fund Fees and Expenses; Performance Allocation.”

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions	The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Common Shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. A Shareholder will not be able to redeem his, her or its Common Shares on a daily basis because the Fund is a closed-end fund. In addition, the Fund’s
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Common Shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through periodic repurchase offers or transfer of Common Shares as described herein below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares and should be viewed as a long-term investment. See “Risk Factors and Special Considerations — Closed-End Fund; Liquidity Risks.”
Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to Shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between five percent (5.00%) and twenty-five (25.00%) of its outstanding Common Shares at net asset value, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board of Trustees, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase ten percent (10.00%) of the Fund's outstanding Common Shares at net asset value. Repurchase offers in excess of five percent (5.00%) are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of five percent (5.00%).

The Fund will make quarterly repurchase offers. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least twenty-one (21) calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). No later than the fourteenth (14th) day after the Repurchase Request Deadline (or the next Business Day, if the fourteenth (14th) day is not a Business Day), the Fund will select a date to determine the Fund’s net asset value for the applicable offer (“Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one (1) and three (3) Business Days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The repurchase price is the net asset value per Common Share. The Fund’s net asset value may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. See “Net Asset Value” for a description of the method by which the Fund calculates net asset value.

A two percent (2.00%) early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Common Shares at any time prior to the day immediately preceding the one-year anniversary of an Shareholder’s purchase of the Common Shares (on a “ﬁrst in-ﬁrst out” basis). The early repurchase fee will be retained by the Fund for the beneﬁt of the remaining Shareholders. See “Periodic Repurchase Offers.”

Tax Aspects	The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund so qualifies, the Fund (but not the Shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to Shareholders. The Fund intends to distribute substantially all of such income and gains annually. To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy certain
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source-of-income, asset diversification and distribution requirements. If in any year the Fund fails to qualify as a RIC, it would be taxed as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to re-qualify as a RIC that is accorded special tax treatment. See “Taxation” and “Tax Aspects” in the SAI.
Summary of Principal Risk Factors and Special Considerations

Investing in the Fund involves certain risks. The following is a general summary of such risks. The risks vary depending on the Strategy utilized by the Fund and/or Portfolio Funds. The values of the instruments held by the Fund and/or Portfolio Fund as part of their investment strategy will fluctuate based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies, and other political and economic events. As these instruments fluctuate in value, they may cause the net asset value of the Fund’s Common Shares to also vary.

General Risks of Investing in the Fund

No Operating or Trading History. The Fund is a newly organized, non-diversified, closed-end investment management company and it has no operating history.

Non-Diversified Status Risk. The Fund is classified as a “non- diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer.

Risk of Loss or Total Loss . An investment in the Fund is subject to loss, including the possible loss of the entire amount invested. Although all investments risk the loss of capital, the investment techniques and strategies and the nature of the securities and/or instruments to be purchased by the Portfolio Funds, including the use of leverage and short sales may increase this risk. There can be no assurance that the Fund will not incur losses. No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time. An investment in the Common Stock is subject to risks and involves a heightened risk of total loss of investment.

Repurchase Offer Risk. Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund's investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund's investments.

The Fund may not qualify as a regulated investment company. The Fund may be subject to substantial tax liabilities if it fails to qualify as a

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regulated investment company. In addition, the Fund is subject to the risk that the Portfolio Funds may not provide sufficient information to ensure that the Fund qualifies as a regulated investment company.

Market Risk. Securities held by the Fund and/or Portfolio Funds may fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund and/or Portfolio Funds participate and the particular circumstances and performance of particular companies whose securities the Fund and/or Portfolio Fund holds.

Fund’s Investment Activities. The Fund’s investment activities involve a significant degree of risk. The performance of any investment is subject to numerous factors which are neither within the control of nor predictable by the Advisers.

Dependence Upon Principals of the Adviser and Sub-Adviser. The services of the Adviser and the Sub-Adviser are essential to the continued operations of the Fund. If their services were no longer available, their absence could have a material adverse impact upon an investment in the Fund.

Sub-Adviser Lack of Experience. Prior to rendering investment services to the Fund, the Sub-Adviser has not managed any investment companies registered under the Investment Company Act. The Sub-Adviser’s lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, may limit the profitability of the Fund.

Broad Discretionary Power to Choose Investments and Strategies. The Advisory Agreement and Sub-Advisory Agreement give the Advisers broad discretionary power to decide what investments the Fund will make and what strategies it will use. The Advisers and/or the Portfolio Fund Managers may, at times, decide not to make certain investments, thereby foregoing participation in price movements that would have yielded profits or avoided losses.

Management Risk. The Fund is actively managed, as are many of its Portfolio Funds, and the Fund’s performance will reflect the Advisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objectives.

Investment Strategies May Not Be Successful. There can be no assurance that any investment method employed on behalf of the Fund and/or Portfolio Funds will produce profitable results. Profitable investing is often dependent on anticipating trends.

Early Disposition of the Fund’s Investments. The Advisers may, in their sole discretion, determine to dispose of one or more of the Fund’s investments earlier than it otherwise would for tax reasons, including qualifying as a regulated investment company pursuant to the Internal Revenue Code, in which case the Shareholders may be adversely affected by such early disposition.

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The Level of Distributions is Uncertain. The Fund cannot assure its Shareholders that the Fund will achieve investment results that will allow the Fund to make a consistent level of distributions or year-to-year increases in distributions.

Long-Term Objective; Not a Complete Investment Program. The Fund is not meant to provide a vehicle for those who wish to exploit short-term fluctuations in the stock market. An investment in Common Shares of the Fund should not be considered a complete investment program.

Increases in Assets Under Management May Have an Adverse Effect on Trading. By accepting additional equity, the Fund may exceed the Advisers capacity – i.e., the maximum amount at which they can effectively trade and manage risk.

Effect of Fees and Expenses on Returns . The Fund will pay the Advisory Fee, where applicable, and will indirectly bear all expenses related to its operations including the payment of performance fees and management fees to the Portfolio Fund Managers. Such fees are expected to reduce the actual returns to Shareholders. Most of the fees and expenses will be paid regardless of whether the Fund produces positive investment returns. As a result, the Fund could incur a substantial cost with no opportunity for a return.

Risks of Fund of Hedge Funds Structure

Investment Company Act Protections Not Available. The Portfolio Funds will not be registered as investment companies under the Investment Company Act, but rather will rely on exemptions from the definition of “investment company” such as Section 3(c)(1) or Section 3(c)(7) of the Act. Therefore, the investors in the Portfolio Fund, including Fund, may not avail themselves of protections afforded to investors of registered investment companies. Mutual funds generally are required to redeem their shares as of any Business Day; however, the Fund only has the right to withdrawal from a Portfolio Fund on a periodic basis by providing written notice to the Portfolio Fund Manager. Therefore, there may be a substantial adverse change in the value of a Fund’s capital account between the time the Fund wishes to terminate its investment and when it actually is able to do so. The Investment Company Act contains certain provisions, among others, relating to boards of directors of mutual funds, which govern the election of directors by mutual fund shareholders, set forth standards for disqualification of certain individuals from serving as directors and list requirements for disinterested directors. None of these provisions apply to the Portfolio Funds. The Investment Company Act also contains provisions, among others, relating to conflicts of interest, and requires investor and disinterested director approval of investment advisory agreements, while the terms of any such agreements (or similar agreements) entered into by the Portfolio Fund are within the discretion of the Portfolio Fund Manager. None of the prohibitions on transactions with affiliates or certain other conflicts of interest provisions contained in the Investment Company Act apply to the Portfolio Funds. While the Fund expects to keep appropriate records, the Portfolio Funds are not subject to the record-keeping or custodianship requirements of the Investment Company Act. The Securities and Exchange Commission (the “SEC”) requires reports and makes inspections of the books and records of mutual funds, neither of which are the case with respect to the Portfolio Funds. In

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addition, the Portfolio Fund Managers of certain Portfolio Funds may not be registered as investment advisers under the Advisers Act. Therefore, the Fund, as an investor in the Portfolio Funds managed by such Portfolio Fund Managers does not have the benefit of certain of the protections of the Advisers Act. In addition, to the extent that such an unregistered Portfolio Fund Manager registers, there is a risk that the Portfolio Fund Manager may not comply with the requirements of the Adviser Act, or may encounter operational or regulatory difficulties that arise from such compliance requirements.

The following additional risk factors are relevant to the Fund’s implementation of the “fund of hedge funds” structure:

Independence of Portfolio Funds; Control Risk. The Fund does not and will not control any of the Portfolio Funds, the investments made therein and other investment decisions, all of which are entirely within the control of such Portfolio Fund Managers. In addition, the Fund and the Advisers have no control over the Portfolio Funds' investment management, brokerage, custodial arrangements or operations, and must rely on the experience and competency of each Portfolio Fund Manager in these areas.

Dependence Upon Portfolio Fund Managers. The Fund’s performance depends on the performance of the Portfolio Fund Managers and the Strategies, the adherence by such Portfolio Fund Managers to the Strategies, the instruments used by such Portfolio Fund Managers and the Advisers’ ability to select Portfolio Fund Managers and strategies and effectively allocated Fund assets among them. The Fund is organized to provide Shareholders with a multi-strategy investment program and not as a direct access to any particular Portfolio Fund.

Access to Information in Portfolio Funds. The Advisers may not be provided with detailed information regarding all the investments made by the Portfolio Fund Manager because Portfolio Funds typically provided limited portfolio information certain of this information may be considered proprietary information or is otherwise unavailable. In addition, the Advisers may have little or no means of independently verifying this information. At times the only means of obtaining independent verification of performance data will be reviewing the Portfolio Funds’ annual audited financial statements.

This potential lack of access to information may make it more difficult for the Advisers to select, allocate amongst and evaluate certain Portfolio Funds and determine the net asset value of the Common Shares. In addition, this may result in a Portfolio Fund using investment strategies that are not fully disclosed to the Advisers, which may involve risks under some market conditions that are not anticipated by the Advisers. Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time. Also, there can be no assurance that a modification to a Portfolio Fund’s investment strategy will be successful.

The Valuations of Fund’s Investments may be Inaccurate. Although the Board of Trustees must determine, in “good faith,” the fair value of

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portfolio securities for which market quotations are not readily available, including the Portfolio Funds, neither the Advisers nor the Board of Trustees will be able to confirm independently the accuracy of the Portfolio Fund Managers’ valuations (which are unaudited, except at year-end). This risk is exacerbated to the extent that Portfolio Funds provide valuations only on a quarterly basis. While such information is provided on a quarterly basis, the Fund will provide valuations, and will issue Common Shares, on a monthly basis.

Should a Portfolio Fund’s valuation be overstated, the Fund may repurchase the Common Shares at an overstated net asset value thus subjecting the Fund and remaining Shareholders to losses. Also, an overstated net asset value due to a valuation error by a Portfolio Fund may cause an investor to pay more for Common Shares than he/she/it should have. See “Net Asset Value.”

Because the valuations provided by the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end) the Fund will not be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds. A Portfolio Fund or its Portfolio Fund Manager may face a conflict of interest with respect to these reported valuations as they affect the manager’s compensation. Revisions to the gain and loss calculation of a Portfolio Fund therefore will be an ongoing process and no net capital appreciation or depreciation figure can be considered final as to a Portfolio Fund until its annual audit is completed.

Supervision of Trading Operations. The Advisers expect that the Portfolio Fund Managers will supervise and monitor the trading activity of the relevant Portfolio Funds to ensure compliance with the Portfolio Fund Managers' objectives. Despite these efforts, however, there is a risk that unauthorized or otherwise inappropriate trading activity may occur in the Portfolio Funds.

Portfolio Fund Manager Conflicts. Conflicts of interest may arise from the fact that Portfolio Fund Managers can carry on investment activities for their own accounts and for other clients in which the Fund has no interest. The Portfolio Fund Managers have discretion to manage the Portfolio Funds as they see fit and in accordance with the terms of their offering memoranda which the Sub-Adviser reviews prior to making an investment.

Impact of the Fund’s Investment Strategy and Compensation Arrangements on the Universe of Potentially Available Investments; Other Considerations. In general, the Advisers and/or the Portfolio Fund Managers may, at times, decide not to make certain investments, thereby foregoing participation in price movements that would have yielded profits or avoided losses. In addition, the Advisers’ intention to seek Portfolio Fund Managers and Portfolio Funds who are willing to provide fee reductions and favorable withdrawal/redemption terms to the Fund may limit the universe of potential investment opportunities that the Fund will make available to the Shareholders.

In addition, as set forth herein, the fee reductions and the withdrawal/redemption terms available to the Fund will generally be

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negotiated with each Portfolio Fund Manager and the relevant Portfolio Fund, and will be documented in a side letter or similar written agreement among such parties. A side letter is an agreement between an investor, in this case the Fund, and an acquired fund (i.e., the Portfolio Funds) that supplements or modifies the terms of the Portfolio Fund’s offering memorandum, subscription agreement or constitutional documents. Such agreements may provide more beneficial terms to investors by waiving certain terms or allowing such investors to invest on different terms than those on which the other investors have invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events) and disclosure of certain information. Legal and administrative expenses, related to the negotiation and execution of such side letter agreements will be borne by the Fund. There can be no assurance that any Portfolio Fund Manager and/or Portfolio Fund will not violate the terms of the side letter, thereby leaving the Fund with the expense of trying to enforce the terms of the side letter.

Portfolio Fund Fees and Expenses; Performance Allocation. The Shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level; and asset-based fees, investment allocations or fees and expense at the Portfolio Fund level. In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to Portfolio Fund Managers. The Fund may be required to pay performance/incentive-based fees and/or allocations with respect to certain Portfolio Funds in a particular fiscal year (or other relevant fiscal period) even though the Fund may, in the aggregate, incur a net loss for such fiscal year (or other relevant fiscal period). Each Portfolio Fund Manager generally will be entitled to receive a management fee of between one percent (1.00%) and two percent (2.00%) and a performance-based allocation, expected to range up to twenty percent (20.00%) of the net profits, in some cases in excess of a hurdle rate (i.e., the minimum return necessary for a Portfolio Fund Manager to start collecting incentive fees). Therefore, investing in Portfolio Funds may result in two levels of fees and potentially greater Fund expenses than if the Fund invested in securities and other financial interests directly. Performance-based compensation arrangements may create an incentive for the Portfolio Fund Manager to make investments that are riskier or more speculative than would be the case in the absence of such performance-based compensation arrangements. In addition, the performance/incentive-based fee may be calculated on a basis that includes unrealized appreciation of the Portfolio Fund’s assets, and therefore such allocation may be greater than if it were based solely on realized gains.

Regulatory risks associated with Investing in Portfolio Funds. The Fund directly and indirectly invests in Portfolio Funds that are subject to risks associated with legal and regulatory changes applicable to private funds. The SEC has been inspecting and continues to inspect advisers and general partners of private funds, which inspections to date have identified issues concerning, among other things, whether certain advisers and general partners have misallocated certain fees and expenses to the private funds to the detriment of their limited partners and/or may have breached

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their fiduciary duties to their limited partners, whether advisers or general partners are using valuation methodologies in fund reports and marketing materials that are different from those disclosed to fund investors, and the voluminous and complex limited partnership agreements of private funds. The SEC has initiated enforcement proceedings against certain advisers and general partners and may initiate other enforcement proceedings in the future.

Custody Risk. The Portfolio Fund may not be required to, or may not choose to, custody assets consistent with the requirements of the Investment Company Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold the Portfolio Fund’s assets.

Limited Voting Rights. The Fund expects to acquire non-voting interests in the private funds. If the Fund purchases non-voting securities of a Portfolio Fund, it will not be able to vote on matters that would otherwise require investor approval including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Liquidity Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities. The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transfer. The Fund may not be able to acquire interests (or additional interests) in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents (or in such negotiated “side letter” or similar arrangement as the Advisers may be able to negotiate on behalf of the Fund). Also, certain Portfolio Funds may: impose lock-up periods or periods during which an investor may not redeem its investment; impose gates or limitations on the size of an investment withdrawal by individual investors or by investors, collectively during a specific period; and/or assess fees on investment withdrawals. The Fund’s inability to acquire or liquidate Portfolio Fund interests on a timely basis may adversely affect the Fund’s performance.

Direct Investing may be Less Expensive. A Shareholder in the Fund meeting the eligibility conditions imposed by the Portfolio Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Portfolio Funds. Such a direct investment in the Portfolio Funds might be subject to more favorable taxation and lower fees than an indirect investment through the Fund.

Registered Investment Companies Risk. To the extent that the Fund invests in other registered investment companies, the Fund is subject to the fees and expenses of those funds, and the Shareholders would thus be subject to two layers of fund fees and expenses. The securities of other investment companies in which the Fund may invest may be leveraged. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Common Shares) will be diminished.

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Risk of Investing in Portfolio Funds with Assets Under Management Less than One Billion Dollars. The Advisers intend to invest in Portfolio Funds with assets under management less than one billion dollars ($1,000,000,000.00). While such funds may provide significant potential for returns, smaller investment funds may involve higher risks than do investments in larger funds with more than one billion dollars ($1,000,000,000.00) in assets under management.

Trading and Investment Risks

Short Sales. If a security sold short increases in price, the Fund and/or Portfolio Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies. Short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment.

Leverage Risk. As described herein, the Fund will not use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, may use proceeds received from short sales to buy additional assets, thereby leveraging the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.

In addition, when appropriate and subject to applicable regulations, the Portfolio Funds will use leverage in their investment programs, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for at a discount to the market price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. The Portfolio Funds’ use of leverage is unlimited. The Fund will be indirectly exposed to leverage through its investments in the Portfolio Funds. The Portfolio Funds’ use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Portfolio

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Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. If there is a net decrease or increase in the value of a Portfolio Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the net asset value per common share to a greater extent.

Event-Driven Investments. The Fund and/or Portfolio Funds may invest in companies based upon certain situations or events, including (but not limited to) spin-offs, mergers and acquisitions, rights offerings, restructurings and bankruptcies. Such special situations and events may carry a high probability of indiscriminate selling or neglect of valuable assets for reasons other than a lack of investment merits.

Merger or “Risk” Arbitrage Strategies. The Advisers and/or the Portfolio Fund Managers may purchase securities at prices slightly below their anticipated value in a proposed merger, tender offer or other similar transaction. Since the price offered for securities of a company involved in an announced deal will generally be at a significant premium above the market price before the announcement, if the proposed transaction is not consummated the value of such securities held by the Fund and/or Portfolio Funds may decline significantly.

Special Situation Strategies. The Advisers and/or a Portfolio Fund Manager may invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations. Investments of this type involve substantial risks. The Fund and/or a Portfolio Fund investing in securities of issuers facing spin-offs or privatization may be adversely if the consummation of the mergers, tender offer or exchange offer is prevented or delayed, or that the financing is insufficient or otherwise unsuccessful.

“Activist” Strategies. The Advisers and/or the Portfolio Fund Managers may seek to create a catalyst for stock price movement. Activist strategies may result in more concentrated portfolios, be longer term in nature and have a long-biased approach. The Fund and/or Portfolio Funds pursuing such strategies generally will have significant market exposures at the security or industry level. Such funds also may incur additional expenses, including, but not limited to, attorney and proxy solicitation fees and printing, publishing and mailing expenses, which could be substantial.

Investments in Securities and Other Assets Believed to Be Undervalued; Relative Value Strategies. The identification of undervalued investment opportunities is a difficult task, and there are no assurances that such opportunities will be successfully recognized or acquired. The Portfolio Fund Managers may use substantial leverage in an attempt to capture relatively small mispricings between related securities. If the models used by the Portfolio Fund Manager incorrectly predict the behavior of the securities, significant losses may be experienced.

Statistical Arbitrage Strategies. The success of the investment activities of the Advisers and/or the Portfolio Fund Managers employing statistical arbitrage is heavily dependent on the mathematical models used by the Advisers and/or the Portfolio Fund Managers in seeking to exploit short-term and long-term relationships among stock prices and volatility. Models that have been formulated on the basis of past market data may

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not be predictive of future price movements. The Advisers and the Portfolio Fund Managers may select models that are not well-suited to prevailing market conditions. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models. In addition, in the event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

Long/Short, Long-Biased and Short-Selling Strategies . Since long/short, long-biased and short-selling strategies generally involve identifying securities that are undervalued (and, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be correlated to each other. If the long and short positions are not correlated, and if the Advisers and/or the Portfolio Fund Managers’ analysis are incorrect or based on inaccurate information, these investments may result in significant losses to the Fund and/or Portfolio Fund. See “Principal Risks of Investment in the Fund – Short Sales” for additional risks of short-selling.

Quantitative Security Selection Risk. To the extent the Advisers, or any Portfolio Fund Manager, uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Small Companies. The Fund and/or Portfolio Funds may invest in small and/or unseasoned companies with small market capitalization. Such companies generally have potential for rapid growth, but often involve higher risks because they may lack the management experience, financial resources, product diversification and/or competitive strength of larger and/or more established companies. In addition, in many instances, the frequency and volume of their trading may be substantially less than is typical of larger companies. As a result, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund and/or Portfolio Fund may have to sell portfolio holdings of such companies at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the lower trading volume of smaller company securities.

ETFs. The Fund and/or Portfolio Funds may invest in exchange-traded funds (“ETFs”). ETFs represent an interest in a passively managed portfolio of securities selected to replicate a securities index. Unlike open-end mutual funds, the shares of ETFs are not purchased and redeemed by investors directly with the ETF, but instead are purchased and sold through broker-dealers in transactions on a stock exchange. Because ETF

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shares are traded on an exchange, they may trade at a discount from or a premium to the net asset value per share of the underlying portfolio of securities. In addition to bearing the risks related to investments in equity securities, investors in ETFs intended to replicate a securities index bear the risk that the ETFs performance may not correctly replicate the performance of the index. Investors in ETFs, closed-end funds and other investment companies bear a proportionate share of the expenses of those funds, including management fees, custodial and accounting costs, and other expenses. Trading in ETF and closed-end fund shares also entails payment of brokerage commissions and other transaction costs.

ETF Correlation Risk. A number of factors may affect an ETF’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that an ETF will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which an ETF invests. An ETF may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the benchmark index. In addition, an ETF may invest in securities or financial instruments not included in the index underlying its benchmark. An ETF may be subject to large movements of assets into and out of the ETF, potentially resulting in the ETF being overexposed or underexposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder an ETF’s ability to meet its daily investment objective on that day. Each ETF seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective. ETFs are “leveraged” funds in the sense that they have investment objectives to match the inverse, a multiple, or a multiple of the inverse of the performance of an index on a given day. These ETFs are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these ETFs’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of an ETF to be either greater than or less than the index performance (or the inverse of the index performance) times the stated multiple in the Fund’s objective, before accounting for fees and applicable expenses.

ETF Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which an ETF invests, an ETF might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the ETF portfolio manager(s). Such a situation may prevent an ETF from limiting losses, realizing gains or achieving a high correlation or inverse correlation with its underlying index.

Foreign Exchange/Foreign Currency. Subject to compliance with applicable regulation regarding trading in currencies and currency futures, the Fund and/or Portfolio Fund may trade in foreign exchange and foreign exchange options, as well as spot, forwards and non-deliverable forwards in currencies of G10 and emerging market economies. Currency trading

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differs from most of the trading in the U.S. of stocks, futures or options, in that it does not typically occur on regulated exchanges, and clearing houses do not guarantee the execution of trades. Instead, most participants in currency markets trade with each other based upon various credit arrangements. Spot forex contracts are contracts to buy or sell one or more currencies other than the U.S. Dollar and which settle not later than two (2) days after the day of the contract is entered. On each daily rollover, the one-day interest rate differential between the two currencies in the transaction is deducted or added, as the case may be. Forward transactions differ from spot transactions in that their maturity may be significantly more than two (2) days. Non-deliverable forwards are a subset of forwards that are cash-settled, short-term forward contracts of a non-convertible foreign currency. Movements in one foreign currency versus the U.S. Dollar, or movements between foreign currencies in a cross-currency contract, arise from a variety of factors. Among such factors are: interest rates, governmental and trade deficits, investor sentiment, external events (e.g., crises such as war, political instability, natural disasters or terrorist attacks) and general economic conditions.

Volatility of Currency Prices. The profitability of the Fund and/or Portfolio Fund sometimes depends, in part, upon the future price movements of currencies. However, price movements of currencies are influenced by, among other things, changing supply and demand relationships; governmental, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. Governments from time to time intervene in certain markets in order to influence prices directly.

Exchange Rate Fluctuations. Investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Changes in currency exchange rates adverse to the U.S. Dollar may affect adversely the value of such holdings. Among the factors that may affect currency values are trade balances, the appropriateness of interest rates, the shape of the yield curve, the degree of central bank independence and credibility, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Foreign Exchange Markets May Be Illiquid At Certain Times. Trading limits or restrictions on foreign exchanges may prevent trades from being executed during a given trading period. Such restrictions or limits could prevent the Fund and/or Portfolio Funds from promptly liquidating unfavorable positions and, therefore could subject the Fund to substantial losses. In addition, even in cases where foreign exchange prices have not become subject to governmental restrictions, the Fund and/or Portfolio Funds may be unable to execute trades at favorable prices if the liquidity of the market is not adequate. It is also possible for a nation or group of nations to restrict the transfer of currencies across national borders, suspend or restrict the exchange or trading of a particular currency, issue entirely new currencies to supplant old ones, order immediate settlement of a particular currency obligations, or order that trading in a particular currency be conducted for liquidation only. The Fund and/or Portfolio Funds may trade on certain non-U.S. markets, which may be substantially more prone to periods of illiquidity than the United States markets due to a variety of factors.

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Foreign Transactions Risks Generally. Trading on interbank markets outside the United States is not regulated by any United States governmental agency, and may involve certain risks not applicable to trading on United States exchanges. Trading on foreign markets involves the additional risks of expropriation, burdensome or confiscatory taxation, moratoriums, investment controls or political or diplomatic events, which might adversely affect the Fund and/or Portfolio Fund’s trading activities. Trading on foreign markets is also subject to the risk of changes in the exchange rate between U.S. Dollars and the currencies in which such contracts are settled, which can have an effect on profits or losses even after a position has been closed out. Additionally, the Fund’s and/or Portfolio Fund’s legal recourse in the event of default or trade dispute may be available only before foreign courts or other adjudicatory bodies under foreign law and rules, and such recourse may be severely limited and much more expensive than it would be in a forum located within the United States under U.S. federal or domestic state law. Furthermore, such trading also may be subject to whatever regulatory provisions are applicable to transactions effected outside the United States, whether on foreign exchanges or otherwise.

Non-U.S. Investments. Investments outside the United States or denominated in non-U.S. currencies pose currency exchange risks (including blockage, devaluation and non-exchangeability), geopolitical risks as well as a range of other potential risks that could include, depending on the country involved, expropriation, confiscatory taxation, political or social instability, illiquidity, price volatility, and market manipulation. In addition, less information may be available regarding non-U.S. issuers and non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Further, non-U.S. securities markets may not be as liquid as U.S. markets. Transaction costs of investing outside the U.S. are generally higher than in the U.S. Higher costs result because of the cost of converting a non-U.S. currency to dollars, the payment of fixed brokerage commissions on some non-U.S. exchanges, and the imposition of transfer taxes or transaction charges by non-U.S. exchanges. There is generally less government supervision and regulation of exchanges, brokers, and issuers outside the U.S. than there is in the U.S. and there is greater difficulty in taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Portfolio Funds’, and therefore the Fund’s, performance.

Foreign Securities and ADRs Risks. Certain investments of the Fund and/or Portfolio Funds may be made in securities issued by foreign companies, which makes the Fund and/or Portfolio Funds subject to more risks than if it invested solely in domestic common stocks. These securities are either directly listed on a U.S. securities exchange or are in the form of ADRs which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or

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transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers and issuers in foreign countries.

Developing and Emerging Markets. Investing in developing and emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or securities markets including: (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including war); (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of securities markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on repatriation of invested capital and on the ability to exchange local currencies for U.S. Dollars; (viii) increased likelihood of governmental involvement in and control over the economies; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the securities markets; (xii) longer settlement periods for securities transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and (xiv) certain considerations regarding the maintenance of the Portfolio Funds’ securities and cash with non-U.S. brokers and securities depositories.

Market or Interest Rate Risk. The Fund and/or Portfolio Funds may invest in fixed income securities and instruments. The price of many fixed income securities move in the opposite direction of the change in interest rates. If the Fund and/or Portfolio Fund hold a fixed income security to maturity, the change in its price before maturity may have little impact on the Fund’s performance. However, if the Fund and/or Portfolio Fund has to sell the fixed income security before the maturity date, an increase in interest rates could result in a loss to the Fund.

Maturity Risk. In certain situations, the Fund and/or Portfolio Fund may purchase a bond of a given maturity as an alternative to another bond of a different maturity. Ordinarily, under these circumstances, the Fund and/or Portfolio Fund will make an adjustment to account for the interest rate risk differential in the two bonds. This adjustment, however, makes an assumption about how the interest rates at different maturities will move. To the extent that the yield movements deviate from this assumption, there is a yield-curve or maturity risk.

Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For all but inflation-linked bonds, adjustable bonds or floating rate bonds, the Fund and/or Portfolio Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

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High Yield Securities. The Fund and/or Portfolio Funds may invest in “high yield” bonds and preferred securities which are rated in the lower rating categories by the various credit rating agencies (or in comparable non-rated securities) (commonly referred to as “junk bonds”). Securities in the lower rating categories are subject to a greater risk of loss of principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. The market for lower-rated securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions of lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.

Over-The-Counter Transactions. The over-the-counter (“OTC”) markets are subject to less governmental regulation and supervision of the OTC markets than regulated exchanges. In addition, many of the protections afforded to participants on some regulated exchanges, such as the performance guarantee of an exchange clearinghouse, will not be available in connection with OTC transactions. This exposes the Fund to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract.

Concentration of Investments. While the Advisers intend to allocate to a diverse group of Portfolio Funds, the investment strategy set forth herein and advisory agreements does not require the Fund to invest in a specific minimum number of securities, financial instruments and Portfolio Funds. The Fund does not concentrate in any particular industry or group of industries. In addition, none of the Portfolio Funds concentrate in any particular industry or group of industries. However, at any given time, the assets of a Portfolio Fund may become concentrated within a particular industry, asset category, trading style or financial or economic market. The concentration of the Fund’s portfolio would subject the Fund to a greater degree of risk with respect to the failure of one or a few investments. In that event, the fund will be required to consider the concentration of the Portfolio Fund in determination of its twenty-five percent (25.00%) concentration limit and a Portfolio Fund’s portfolio will be more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of that particular company, industry, asset category, trading style or financial or economic market, that a less concentrated portfolio would be. As a result, if a Portfolio Fund’s investment portfolio becomes concentrated, its aggregate return may be volatile and may be affected substantially by the performance of only one or a few holdings. Finally, certain Portfolio Fund Managers may themselves follow a multi-manager strategy, which may have an impact on the overall concentration of investments to the extent the Fund is already invested in a given Portfolio Fund.

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Business Risk. The companies in which the Fund and/or Portfolio Fund invests may involve a high degree of business and financial risk. These companies, in some cases, may have significant variations in operating results, may be engaged in a rapidly changing business environment with products subject to a substantial risk of obsolescence, may require significant additional capital to support their operations, or may otherwise have a weak financial condition. The Fund is subject to the risk of loss of all or substantially all of its investments.

Competition. The securities industry and the varied strategies and techniques to be engaged in by the Advisers and the Portfolio Fund Managers are extremely competitive and each involves a degree of risk. The Fund and the Portfolio Funds will compete with firms, including many of the larger securities and investment banking firms, which have substantially greater financial resources and research staffs.

Lack of Liquidity in Investments. There may not always be a public market for investments made by the Fund and/or Portfolio Fund. The Fund will generally not be able to sell its investments publicly unless the sale complies with the prospectus and registration requirements of applicable securities legislation, or unless an exemption from such requirements is available. The Fund may also be prohibited by contract from selling investments for a period of time. In addition, with respect to illiquid securities, even moderately-sized orders may lead to considerable changes in prices for both purchases and sales. If an asset held by the Fund is not liquid, there is a risk that it may not be possible to sell the asset or to only sell it at a considerable discount.

The Fund and Portfolio Funds' Use of Hedging Involves Risk of Loss. The Portfolio Funds may engage in hedging strategies, which use short sales, options, swaps, caps and floors, futures and forward contracts and other derivatives in an effort to protect assets from losses resulting from fluctuations in market prices. In addition, the Fund may use short sales to hedge against market price fluctuations. Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions' value.

Counterparty Credit Risk. Many of the markets in which the Portfolio Funds effect transactions are over-the-counter or inter-dealer markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight compared with members of exchange-based markets. To the extent the Portfolio Funds invest in derivative or synthetic instruments, or other over-the-counter transactions on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These are significantly different from risks associated with effecting transactions on regulated, exchange-based markets. Participants in exchange-based markets are usually subject to account segregation and minimum capital requirements, and the exchanges themselves are often backed by clearing organization requirements and have the feature of daily settlement and mark-to-market valuation procedures. Transactions in over-the-counter or inter-dealer markets, in which transactions are effected directly through market participants, generally do not benefit from the foregoing protections. This exposes the Fund and/or Portfolio Funds to the risk that a counterparty

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may not settle a transaction as per the terms and conditions thereof because of a dispute, whether valid or invalid, over the terms of the contract or because of credit or liquidity problems, thus exposing the Fund and/or Portfolio Funds to a loss. Counterparty credit risk is more prevalent in the case of contracts involving longer maturities where events may intervene to prevent settlement, or in the event that the Fund and/or Portfolio Funds concentrate a number of transactions with the same or a small group of counterparties in these over-the-counter markets.

Futures. Trading futures is a highly risky strategy. Whenever a Portfolio Fund purchases a particular future, there is a possibility that the Portfolio Fund may sustain a total loss of its purchase price. The prices of futures are, in general, much more volatile than prices of securities such as stocks and bonds. As a result, the risk of loss in trading futures is substantially greater than in trading those securities. Prices of futures react strongly to the prices of the underlying commodities. The prices of these underlying products, in turn, rise and fall based on changes in interest rates, international balances of trade, changes in governments, wars, weather and a host of other factors that are entirely beyond the Portfolio Fund’s control and that are very difficult (and perhaps impossible) to predict.

Options and Other Derivative Instruments. The prices of many derivative instruments, including many options are highly volatile. Price movements of options contracts are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options also depends upon the price of the securities, currencies or other assets underlying them. The Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearing houses or of counterparties. The cost of options is related, in part, to the degree of volatility of the underlying securities, currencies or other assets. Accordingly, options on highly volatile securities, currencies or other assets may be more expensive than options on other investments.

If a put or call option purchased by a Portfolio Fund were permitted to expire without being sold or exercised, the Portfolio Fund would lose the entire premium it paid for the option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying instrument or asset caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying instrument or asset would then be sold to the Portfolio Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying instrument or asset caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying instrument or asset would then be sold by the Portfolio Fund at a lower price than its current market value.

Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities and entail greater than ordinary investment risks. In particular, the writer of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying instrument or asset above the exercise price of the option. This risk is enhanced if the instrument or asset being sold

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short is highly volatile and there is a significant outstanding short interest. These conditions exist in the stocks of many companies. The instrument or asset necessary to satisfy the exercise of the call option may be unavailable for purchase, except at much higher prices. Purchasing instruments or assets to satisfy the exercise of the call option can itself cause the price of the instruments or assets to rise further, sometimes by a significant amount, thereby exacerbating the loss. Accordingly, the sale of an uncovered call option could result in a loss by the Portfolio Fund of all or a substantial portion of its assets. Certain options and other custom instruments are subject to the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty.

Call Option Risk. Many bonds, including agency, corporate and municipal bonds, and all mortgage-backed securities, contain a provision that allows the issuer to “call” (i.e., redeem) all or part of the issue before the bond’s maturity date. The issuer usually retains this right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because the issuer will call the bonds when interest rates have dropped, the Portfolio Fund is exposed to reinvestment rate risk – the Fund and/or Portfolio Fund will have to reinvest the proceeds received when the bond is called at lower interest rates. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.

Common Stock Risk. The common stock of an issuer in the Fund and/or Portfolio Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund and/or a Portfolio Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Dividend-Paying Stock Risk. The Fund and/or Portfolio Funds may invest in dividend-paying stocks, which involve the risk that such stocks may fall out of favor with investors and underperform the market. There is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund and/or Portfolio Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. There is no guarantee that issuers of the stocks held by the Fund and/or a Portfolio Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Large Capitalization Company Risk. The Fund and/or Portfolio Funds may invest in large capitalization companies which may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

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Commodity Price Risk. Many of the issuers of securities in which the Fund invests through the Fund and/or Portfolio Funds may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

Industrial Products, Services and Equipment Company Risk. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Financial Services Companies Risk. The Fund and/or Portfolio Funds may invest in financial services companies thereby exposing the Fund to various risks. These risks include the changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements.
Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
Highly Volatile Market. The prices of securities and derivative instruments, including futures and options prices, may be highly volatile. Price movements of securities, forward contracts, futures contracts, and other derivative contracts in which the Portfolio Funds may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and U.S. and international political
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and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund and/or Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearing houses.

Trading Risks. Substantial risks are involved in the trading of securities. Market movements can be volatile and are difficult to predict. U.S. government activities can have a profound effect on interest rates that, in turn, substantially affect securities, and futures prices as well as the liquidity of markets. Politics, recession, inflation, employment levels, trade policies, international events, war, acts of terrorism and other unforeseen events can also have significant impacts upon the prices of securities. At various times, the markets for securities and futures may be “thin” or illiquid, making purchases or sales of securities or commodities at desired times, at prices or in desired quantities difficult or impossible. The volume and volatility of trading in the market depend in part on general public interest and public opinion concerning economic conditions as well as the liquidity provided by market-makers and specialists. The liquidity of the market may also be affected by a halt in trading on a particular securities exchange or exchanges. Illiquid markets may make it difficult to get an order executed at a desired price.

Trade Errors. The Advisers’ and Portfolio Fund Managers’ computerized trading systems are inherently subject to human errors, including the failure to implement, or the inaccurate implementation of any of the systems, in addition to errors in properly executing transactions. This could cause substantial losses on transactions, and any such losses could substantially and adversely affect the performance of the Fund.

Temporary Defensive Investments. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

See “Risk Factors and Special Considerations” and the other information included in this Prospectus for a discussion of factors you should carefully consider before deciding to invest in the Common Shares of the Fund.

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SUMMARY OF FUND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear.

To make an investment in the Fund, a prospective investor must open a brokerage account with a Selling Agent. Any costs associated with opening such an account are not reﬂected in the following table or the Examples below. Investors should contact their broker or other ﬁnancial professional for more information about the costs associated with opening such an account.

TRANSACTION FEES
Maximum sales load (percentage of purchase amount)	None
Organization and offering expenses[1] (percentage of purchase amount)	0.24%
Maximum early repurchase fee[2]	2.00%
Repurchase proceeds processed by wire transfer fee (per wire redemption; deducted directly from account)	$15.00
Dividend Reinvestment Plan Fee (per sale service charge)[3]	$15.00
ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets attributable to Common Shares)
Advisory Fee	1.50%
Advisor’s Administrative Services	0.10%
Acquired Fund Fees and Expenses[4]	2.55%
Distribution and Servicing Fee	0.10%
Other Expenses[5]	0.45%
Total Annual Net Fund Expenses	4.70%

1. The Fund estimates that it will incur approximately one hundred twenty thousand dollars ($120,000.00) of organizational and offering expenses. The offering expenses consist of costs incurred by the Advisers and their affiliates on the Fund’s behalf for legal, accounting, printing and other offering expenses. Any reimbursements for any such costs will not exceed actual expenses incurred by their Advisers and their affiliates. The organization and offering expense ratio of 0.24% is based on the assumption that the Fund will raise fifty million dollars ($50,000,000.00) in gross proceeds during the first twelve (12) months of this offering. Based on this organization and offering expense ratio, the offering expenses (including due diligence expenses) incurred would be $0.024 per Common Share. The Advisers are responsible for the payment of the Fund’s cumulative organization and offering expenses (other than selling commissions) to the extent they exceed 0.24% of the aggregate proceeds raised in the offering, after payment of selling commissions, without recourse against or reimbursement by the Fund.

2. A two percent (2.00%) early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Shareholder’s Common Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Common Shares (on a “ﬁrst in-ﬁrst out” basis). If Shareholders request repurchase proceeds be paid by wire transfer, such Shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Administrator, currently fifteen dollars ($15.00). The early repurchase fee will be retained by the Fund for the beneﬁt of the remaining Investors. See “Periodic Repurchase Offers.”

3. Shareholders will be charged a fifteen dollar ($15.00) service fee plus brokerage commissions of $0.10 per share if they direct M3Sixty Administration, LLC (the “Plan agent”) to sell their Common Shares held in a dividend reinvestment account.

4. Includes the fees and expense of the Portfolio Funds in which the Fund intends to invest based upon estimated net assets of fifty million dollars ($50,000,000.00) during the Fund’s first twelve (12) months of operations. Some or all of the Portfolio Funds in which the Fund intends to invest charge carried interests, incentive fees or allocations based on the Portfolio Funds’ performance. The Portfolio Funds in which the Fund intends to invest generally charge a management fee of one percent (1.00%) to two percent (2.00%). In addition, the Portfolio Funds in which the Fund intends to invest generally receive approximately ten percent (10.00%) to twenty (20.00%) of net profits as a carried interest allocation, subject to a clawback. When applicable, fees and expenses are based on historic fees and expenses for the Portfolio Funds, and for those Portfolio Funds with little or no operating history fees and expenses are based on expected fees and expenses stated in the Portfolio Fund’s governing documents, prospectus or advisory agreement. Future fees and expenses for certain Portfolio Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Portfolio Funds, which may fluctuate over time. In addition, the Portfolio Funds held by the Fund and their fees will change over time, impacting the calculation of the acquired fund fees and expenses. The 2.55% shown as acquired fund fees and expenses reflects estimated operating expenses of the Portfolio Funds (i.e., management fees, performance-based fees or allocations, administration fees and professional and other direct, fixed fees and expenses of the Portfolio Funds). The acquired fund fees and expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

5. Other Expenses are estimated for the Fund’s current fiscal year and include expenses incurred by the Fund such as dividends and interest paid on the Fund’s short sales.

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The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. See “Fund Expenses;” “Advisory Fee” and “Purchases of Shares.”

Example: You would pay the following fees and expenses on a one thousand dollar ($1,000.00) investment, assuming a five percent (5.00%) annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$49	$144	$239	$478

The preceding example is based on the fees and expenses set out above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Fund also may be greater or less than the hypothetical five percent (5.00%) return used in the example above.

THE FUND

PRISM Multi Strategy Fund (the “Fund”) is a statutory trust that was formed under the laws of the State of Delaware on September 23, 2016. The Fund is registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company operating as an “interval fund.” The Fund’s mailing address is 25 Recreation Park Drive, Suite 206, Hingham, MA 02043.

Crow Point Partners, LLC serves as the Fund’s adviser (the “Adviser”) and Prism Capital Advisors, LLC, serves as the Fund’s sub-adviser (the “Sub-Adviser”). The Adviser and Sub-Adviser are each herein referred to as an “Adviser” and collectively the “Advisers.”

The Fund is offering its shares of beneficial interest (“Common Shares”) on a continuous basis. Common Shares will be offered at an initial price of ten dollars ($10.00) per Common Share. The initial closing date for subscriptions for Common Shares is currently anticipated to be on or about November 1, 2017 (the “Initial Closing Date”). Subsequent to the Initial Closing Date, Common Shares may be purchased as of the first business day of each month based upon the Fund’s then current net asset value. Each date on which Common Shares are delivered is referred to as a “Closing Date.” While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund.

Each prospective investor will be required to complete an investor application (the “Investor Application”). The Board of Trustees has the right to reject any Investor Application in its sole discretion.

The Fund currently does not expect to issue any other classes of shares, or series of shares (including preferred or debt securities) except for the Common Shares in the twelve months following the effectiveness of the Registration Statement. The Fund does not intend to list its Common Shares on any securities exchange and the Fund does not expect a secondary market to develop for the Common Shares.

USE OF PROCEEDS

Subscriptions received from prospective investors in advance of dates when Common Shares may be subscribed for and monies may be transmitted to the Fund will be held by the Custodian for the benefit of the investors. The net proceeds from the sale of Common Shares are invested by the Fund as of the first Business Day of the month following the Fund’s receipt of such proceeds. The Fund expects that following receipt of the offering proceeds by the Fund, the Fund will allocate such proceeds as soon as practicable (but not in excess of three (3) months) after each subscription date, in accordance with the Fund’s investment objective and strategies and consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. If the allocation of proceeds is delayed more than six (6) months, the Fund will obtain Shareholder consent to exceed the six (6) month requirement.

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INVESTMENT OBJECTIVES

The Fund’s primary investment objective is moderate capital appreciation. As a secondary objective, the Fund seeks capital preservation. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of Shareholders. Shareholders, however, will be notified in writing of any change at least sixty (60) days prior to effecting any such change. An investment in the Fund is not appropriate for all investors. The Fund cannot assure you that its investment objectives will be achieved.

INVESTMENT APPROACH

Investment Process/Philosophy

The Fund is operated as a fund of hedge funds, as such the Advisers seek to achieve the Fund’s investment objective principally by allocating its assets in pooled investment funds relying on an exemption from the definition of “investment company,” including Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act commonly referred to as “private funds” or “hedge funds” (the “Portfolio Funds”) managed by independent unaffiliated portfolio managers (“Portfolio Fund Managers”) that employ a broad range of alternative investment strategies (“Portfolio Fund Strategies” or “Strategies”). The Portfolio Funds are not registered under the Act.

The Fund generally invests in Portfolio Funds pursuing the following Portfolio Fund Strategies: long/short equity, long/short fixed income, equity market value, global macro, relative value, event driven, statistical arbitrage and derivatives. The Strategies allow the Portfolio Fund Managers the flexibility to use leverage or short sale positions to take advantage of perceived inefficiencies across the global capital markets and are sometimes referred to as “alternative” strategies in contrast to more conventional long-only, limited-leverage investment programs.

The Sub-Adviser generally expects to allocate the Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across various Portfolio Fund Strategies, but may concentrate the Fund’s investments in particular strategies in order to take advantage of perceived investment opportunities or based on its current market outlook. Under normal conditions, the Fund will invest approximately sixty percent (60.00%) to ninety percent (90%) of its total assets in Portfolio Funds. The Advisers will invest no more than twenty-five percent (25.00%) of the Fund’s total assets, measured at the time of investment, in any one Portfolio Fund, and, in no case shall the Advisers invest more than forty percent (40.00%) in one or more “affiliated Portfolio Funds.” For purposes of determining this limitation, “affiliated Portfolio Funds” means two or more Portfolio Funds under common “control,” as defined by the Investment Company Act.

The Sub-Adviser will seek to manage the Fund so that its long-term volatility is not significantly higher than that of the broad equity markets. Provided below is an organizational chart demonstrating the Fund’s structure.

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Portfolio Fund Strategies

The Fund generally invests in Portfolio Funds pursuing the following Portfolio Fund Strategies:

Long/Short Equity. Portfolio Fund Managers employing a long/short equity strategy seek to profit from stock selection, based primarily on fundamental or quantitative company analysis. Portfolio Fund Managers buy stocks they believe to be underpriced in the expectation that they will increase in value (called “going long”) and sell short stocks they believe to be overpriced in the expectation that they will decrease in value (called “going short”). A Portfolio Fund’s net market exposure (that is the value of the allocation to long positions minus that to short positions) may be net long (with a larger allocation to long than short positions), balanced or net short. Portfolio Fund Managers have the flexibility to set and adjust this net market exposure based on their preferred investment style, their bullishness or bearishness on the broad direction of equity indices, as well as the attractiveness of the investment opportunity set. It is common for long/short equity portfolios to be net long much of the time, but the size of this net long exposure will typically be lower than that of a traditional long-only equity fund. In cases where a Portfolio Fund Manager has a high degree of conviction in a long or short position, the Portfolio Fund’s allocation to that stock may be more concentrated than is typical in a traditional long-only equity fund. Portfolio Funds may have a broad global mandate (including developed and emerging markets), or they may specialize in stocks in a particular geographic area, industry or market capitalization segment, including small- and micro-capitalization companies. Long/short equity strategy Portfolio Fund Managers can use leverage to amplify potential gains and losses.

Long/Short Fixed Income. A long/short fixed income has many similar characteristics to a long/short equity strategy. This strategy focuses on taking long positions in securities issued by entities and governments that the Portfolio Fund Managers believe have sound balance sheets and favorable credit fundamentals and short positions in securities issued by companies that the Portfolio Fund Managers believe have weakening credit fundamentals. Short positions involve selling a security the Portfolio Fund does not own or buying a derivative on a security in anticipation of fundamental credit deterioration and a subsequent decline in price. Portfolio Funds may have a broad global mandate (including developed and emerging markets), or they may specialize in fixed income in a particular geographic area, industry or market capitalization segment. Long/short fixed income strategy Portfolio Fund Managers can use leverage to amplify potential gains and losses. The Portfolio Fund’s investments may include securities issued by domestic and foreign governments, supra-national entities (e.g., World Bank and International Monetary Fund), corporate entities and trust structures. The Fund may invest in a broad array of bonds and other debt securities, including: corporate bonds; securities issued by foreign governments; securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; inflation-linked debt securities issued by domestic and foreign governments or corporate entities; municipal issuers within the U.S. and its territories; when-issued and forward-settling securities; mortgage-backed securities and other asset-backed securities; subordinated debt securities (commonly known as “mezzanine securities”), hybrid securities (including convertible securities), loans (including bridge loans and loan participations), trade claims (i.e., claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, and commercial paper.

Equity Market Neutral. Equity market-neutral strategies seek to profit from forecasting the relative performance of individual stocks against other comparable peer stocks, while taking little net market exposure. Portfolio Fund Managers typically use sophisticated quantitative trading models to implement their strategies. These Portfolio Fund Managers buy stocks that their models forecast will outperform peer stocks and sell short those that are expected to underperform. The accuracy of these model forecasts for any single given stock tends to be low, so Portfolio Managers generally build diversified portfolios of hundreds of stocks or more in an attempt to improve the aggregate predictive success of the strategy. Portfolios Funds are constructed to be close to market-neutral either on a dollar basis (meaning the total value of long positions is roughly equal to the short positions) or on a beta basis (meaning the sensitivity of the long positions to a move in the broad stock index is roughly equal in size to the sensitivity of the short positions). This means that relative price movements among stocks, rather than movements in the broad stock market index, will usually drive strategy returns. Portfolio Fund Managers also may choose to balance evenly their long and short portfolio exposure to other risk or style factors such as market capitalization, geography and sector exposure. Significant leverage may be applied to increase potential gains and losses.

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Global Macro. Global macro strategies seek to generate returns by identifying mispriced assets around the world, using macroeconomic analysis. These Portfolio Funds have a broad authority to invest long or short across geographies, including both developed and emerging markets, as well as across asset classes, including equities, fixed-income, credit, currencies and derivatives of all of these. Some Portfolio Fund Managers may however choose to participate in only a subset of these markets based on their experience and expertise. Portfolio Fund Managers may analyze economic data, fiscal and monetary policy, asset valuations, price trends and other factors in determining their investment view. Portfolio Fund positions can be “directional” or “relative value”. Directional trades involve long or short positions that seek to participate in the absolute rise or fall in prices of individual markets. In contrast, a relative value trade seeks to participate in the relative outperformance of one asset against another through a long position in one asset paired against a short position in another. Global macro strategies may use significant leverage, especially in relative value positions. Such leverage may not be financial leverage involving borrowed money, but rather may be economic leverage that is implicit in derivative instruments.

Event-Driven Strategies. Event driven strategies include investing in spin-offs, stub-trades, post-restructuring equities, post-bankruptcy equities, risk (merger) arbitrage, shareholder activism, statistical arbitrage (including relative value arbitrage, litigation equity trades and recapitalizations. A post-restructuring equity investment involves purchasing the equity of a company that has completed a recent restructuring, most commonly as part of a bankruptcy plan. Spin-offs are subsidiaries of large public companies that are distributed to shareholders as a means of enhancing shareholder value. Risk arbitrage is a strategy that seeks to capitalize on perceived pricing discrepancies, or “spreads,” in the equity securities of two companies involved in announced corporate transactions, such as mergers, tender or exchange offers, reorganizations, liquidations and recapitalizations. For merger transactions, the strategy typically entails buying the security of the company being acquired, while simultaneously selling short the security of the acquirer. When a merger deal is pending, uncertainty about the outcome typically creates a pricing disparity; the stock of the target company typically sells at a discount to the expected acquisition price. Portfolio Fund Managers investing in merger arbitrage seek to capture the spread between the current stock price and the price upon the completion of the deal. In a cash/tender transaction, the Portfolio Fund Managers seeks to capture the spread between the tender price and the price at which the target company’s stock is trading.

Statistical Arbitrage. Statistical arbitrage is a strategy that seeks to exploit temporary price disparities among equity securities that historically have maintained stable price relationships. The strategy uses quantitative models to determine which securities to purchase and which to sell short, and to measure market exposure. Often, these models rely upon fundamental balance sheet and income statement data such as: earnings yield, dividend yield, revisions in earnings forecasts, relationships between market capitalization, revenues and net asset values, earnings forecasts and price histories. Other approaches utilize factor analysis to measure factor risks and relative attractiveness. Portfolio Fund Managers that employ the Strategy purchase and sell securities in relative quantities in a manner designed to result in an aggregate portfolio that is typically neutral to broad equity market movements and/or to exposure across sectors, investment style and market capitalization.

Fixed Income Relative Value . This strategy attempts to take advantage of pricing inefficiencies between similar or related fixed-income instruments. To execute this strategy, a Portfolio Fund Manager will invest in undervalued or higher-yielding fixed-income instruments, while seeking to hedge some types of risk, such as interest rate risk, with offsetting short positions in lower-yielding, fairly valued or overvalued instruments with similar characteristics. Mispricing in related fixed income instruments can arise for microeconomic reasons, such as an imbalance in supply and demand for certain issues, or for macroeconomic reasons, such as central bank policy. The Portfolio Fund has the potential to profit from a positive yield differential between a long position and its short hedge, as well as from any favorable price appreciation of the undervalued long position relative to the short position. The universe of fixed-income instruments is broad, is not limited to any range of maturity and, includes U.S. and foreign sovereign debt securities, mortgage-backed securities, asset-backed securities, corporate credit as well as related derivatives in all of these sectors. Such securities may be investment grade, below investment grade (commonly referred to as “junk bonds”) and distressed. The use of derivatives such as swaps, futures and options is extensive. Significant leverage may be used to increase potential profits and losses.

Derivatives. Portfolio Funds may use derivatives, typically, options and futures on equity or fixed income, to create synthetic exposure to these securities for the purposes of increasing portfolio profitability or hedging against certain strategy risks, including short selling risk.

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An option contract is a bilateral agreement that permits, but does not obligate, the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in the case of a put option) the writer (seller) at a specific price (the “Strike Price”) on or before the expiration date of the contract. A Portfolio Fund Manager may purchase a call option or write (sell) a put option on an equity or fixed income security if the Portfolio Fund Manager expects the value of such security to increase during the term of the option. Alternatively, a Portfolio Fund Manager may purchase a put option or write (sell) a call option on a security if the Portfolio Fund Manager expects the market value of that security to decrease during the term of the option. The exercise of an option settles in cash. A Portfolio Fund may close out a call or put written by purchasing a call or put, respectively, on the same security and with the same Strike Price and expiration date. To close out a position as a purchaser of an option, a Portfolio Fund may sell the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so. Portfolio Fund Managers may also seek to profit through the time decay of option premiums by selling put option spreads that the Portfolio Manager believes will expire worthless.

A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date (the “Settlement Date”) and at an agreed-upon price (the “Settlement Price”). A Portfolio Fund Manager may take a long position in a futures contract if the Portfolio Fund Manager expects the value of the security to increase during the term of the contract. Alternatively, a Portfolio Fund Manager may take a short position in a futures contract if the Portfolio Fund Manager expects the market value of the security to decrease during the term of the contract. Futures contracts settle in cash on the Settlement Date. A Portfolio Fund may elect to close a futures position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Multi-Strategy Portfolio Funds. The Fund may invest in Portfolio Funds that primarily pursue two or more of the strategies listed above and/or may invest indirectly through other private funds that select and monitor the implementation of the Strategies. Many Portfolio Funds will have exposure to more than one Portfolio Fund Strategy or may have characteristics of more than one Portfolio Fund Strategy. Accordingly, there is a wide degree of discretion in how a particular Portfolio Fund is categorized or in how its capital is allocated among Portfolio Fund Strategies in reports compiled by the Sub-Adviser. Decisions on how to most appropriately characterize a Portfolio Fund are made by the Sub-Adviser in its sole discretion.

Potential for Investment in Other Underlying Strategies. The Sub-Adviser may seek to identify and exploit new strategies and sub-strategies that it believes may generate moderate capital appreciation and capital preservation. The foregoing list of Portfolio Fund Strategies is not intended to be exhaustive and it is anticipated that the different types of strategies employed by Portfolio Fund Managers will evolve over time. The Sub-Adviser will implement and incorporate new Portfolio Fund Strategies and sub-strategies in a manner they deem advisable from time to time.

Overview of Investment Process

Portfolio Fund Selection. The Sub-Adviser identifies potential Portfolio Funds through a variety of sources. The Sub-Adviser intends to target Portfolio Funds with assets under management of less than one billion dollars ($1,000,000,000.00), but reserves the right to allocate to Portfolio Funds that have assets under management in excess thereof. The Advisers believe that such funds have a unique performance advantage over larger, established funds, including the manager’s ability to: capitalize on market inefficiencies, pursue limited-capacity trading strategies, efficiently execute trades and pursue only their best investment ideas. In addition, such managers are motivated to establish a performance track record in order to increase their assets under management. The Sub-Adviser intends to seek Portfolio Fund Managers that it believes have experience in managing hedge funds and generating positive risk-adjusted returns. In addition, Portfolio Fund Managers will be selected for their ability to, in the Sub-Adviser’s opinion, earn returns that are largely uncorrelated to the broader markets and successfully manage risk. Once a Portfolio Fund Manager and a Portfolio Fund are selected for consideration, the Sub-Adviser intends to conduct a thorough due diligence review of each the Portfolio Fund Manager and the Portfolio Fund.

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Investment Analysis. In general, the Advisers believe that an active allocation approach is critical to delivering consistent returns. The Sub-Adviser will regularly evaluate and monitor both existing and potential Portfolio Funds based upon performance and how their performance compares to similar public equity and fixed income indices. The Portfolio Fund selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Portfolio Fund, the Sub-Adviser first conducts an evaluation of the Portfolio Fund Manager and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management and investment strategy outlook.

The Fund may limit its investments to Portfolio Funds where the Portfolio Fund Manager is willing to accept certain terms including fee reductions, at least quarterly redemptions and certain information sharing arrangements including information regarding the Portfolio Fund’s investment strategy sufficient to consider the an investment in the Portfolio Fund and the estimates and indications of the Portfolio Fund’s net asset value or account balance necessary to determine the Fund’s net asset value on the Determination Date (defined below).

Operational and Business Risk Analysis. The Sub-Adviser also assesses a Portfolio Fund Manager’s ability to operate efficiently. The key components of this analysis include, but are not limited to, a review of key principals, organizational structure and terms of Portfolio Funds, mid/back office operations, valuation process, accounting practices and internal controls and procedures, disaster recovery plan and anti-money laundering policies.

Strategic Asset Allocation. The Sub-Adviser generally expects to allocate the Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across multiple Portfolio Fund Strategies. Under normal circumstances, the Sub-Adviser will seek to allocate the Fund’s assets such that investments in different Portfolio Funds, across various Portfolio Fund Strategies, are combined in a manner designed to achieve a balance between risk and return. In addition, by constructing a portfolio that is comprised of a number of Portfolio Funds, across a broad range of Portfolio Fund Strategies, the Fund seeks to achieve its investment objective with lower long-term volatility than likely would be achieved if the Fund were to focus all, or a substantial portion, of its assets in any single Portfolio Fund Strategy. Nonetheless, the Fund is classified as a “non-diversified” investment company within the meaning of the Investment Company Act.

Ongoing Monitoring. The Sub-Adviser monitors and manages the Fund’s portfolio on an ongoing basis. This monitoring includes the ongoing reassessment of Portfolio Fund Strategies and a Portfolio Fund Manager’s ongoing competence with those Portfolio Fund Strategies, including with respect to factors that may impact performance. No assurance can be given that the Sub-Adviser’s risk management process will achieve its objective.

The Sub-Adviser believes there are a number of potential reasons for reducing capital allocated to a Portfolio Fund. Some of these reasons may include: deficiencies in the investment strategy or internal controls of a Portfolio Fund Manager, identification of a better alternative, style drift, change in key personnel, change in investment strategy, significant change in the amount of assets under management or a decline in performance.

The Sub-Adviser anticipates that the number and identity of Portfolio Funds and other investments will vary over time, at the Sub-Adviser’s discretion, as a result of allocations and reallocations among new and existing Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of other Fund assets.

Tactical Investments

The Fund may also take positions directly in certain securities (other acquiring securities issued by Portfolio Funds) discussed in the “Portfolio Composition” section below utilizing one or more of the Portfolio Fund Strategies except that, the Fund shall not engage in certain strategies as discussed herein (e.g., the use of leverage associated with short sales). The Fund also may make investments in registered investment companies. The Fund believes that the ability to invest directly in these types of securities provides the Advisers with greater investment flexibility and may allow the Advisers to enhance the Fund’s risk/return profile, provide increased liquidity and provide enhanced portfolio diversification than would otherwise be the case. The Advisers have complete discretion in determining whether, and to what extent, to engage in this tactical strategy. These investments are subject to the limitations imposed by the Investment Company Act, the rules thereunder. The Fund currently has no intent to use leverage.

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Short-Term Investments

The Fund may utilize short-term investments for cash management purposes such as to meet expenses, pending the investment of assets in Portfolio Funds, or to maintain the liquidity necessary to effect repurchases of Common Shares.

Short Selling

The Fund may invest in securities and utilize financial instruments, including, but not limited to, short sales for hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets, (ii) reduce exposure to a single issuer, (iii) protect the unrealized gains in the value of portfolio positions, (iv) facilitate the sale of any such investments, (v) enhance or preserve returns, spreads or gains on any investment in a portfolio, (vi) hedge the interest rate or currency exchange rate on any liabilities or assets, (vii) protect against any increase in the price of any securities which purchase is anticipated at a later date, or (viii) for any other reason that the Advisers deem appropriate. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

Temporary Defensive Investments

In response to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objectives during the employment of a temporary defensive position.

Additional Information Regarding the Fund’s Investment Strategy

An investment in the Common Shares is speculative. There can be no assurance that the investment strategies employed by the Portfolio Fund Managers or the Advisers will be successful or result in the investment objective of the Fund being achieved. In addition, the investment strategies utilized by the Fund are subject to certain limitations as a result of its registration under the Investment Company Act. See “Risk Factors and Special Considerations – Trading and Investment Risks” for risks factors associated with the Strategies.

The development of an investment strategy is a continuous process, and the Fund’s investment strategies and methods may therefore be modified from time to time. The Fund’s investment methods are confidential, and the descriptions of them in this Prospectus (or any ancillary exhibit hereto) are not exhaustive. The Fund’s investment strategies may differ from those used by the Advisers and their affiliates with respect to other accounts they manage. Investment decisions require the exercise of judgment by the Advisers and/or the Portfolio Fund Managers. The Advisers and/or the Portfolio Fund Managers may, at times, decide not to make certain investments, thereby foregoing participation in price movements that would have yielded profits or avoided losses. Shareholders cannot be assured that the strategies or methods utilized by the Advisers will result in profitable investing for the Fund.

PORTFOLIO COMPOSITION

As indicated elsewhere, the Advisers seek to achieve the Fund's investment objective by primarily investing in various Portfolio Funds. In general, the Fund’s portfolio is expected to be composed principally of Portfolio Funds which invest in the following investments. However, the Fund may allocate its assets directly in the securities and/or other financial instruments discussed below. A more detailed description of the Fund’s investment policies and restrictions, including fundamental policies of the Fund, is contained in the SAI.

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Private Funds. The Fund will invest in interests of pooled investment funds relying on an exemption from the definition of “investment company,” including Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act commonly referred to as “private funds” or “hedge funds” (the “Portfolio Funds”)

Registered Investment Companies. The Fund may invest in investment companies registered pursuant to the Act. See “Investment Approach.”

Equity Securities. The Fund and/or Portfolio Funds may invest in U.S. listed equity securities of both U.S. and non-U.S. issuers, which may include American Depositary Receipts and Global Depositary Receipts. Equity securities generally represent an equity ownership interest in an issuer. The Fund and/or Portfolio Funds may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. Securities laws, markets and accounting requirements, including in securities of issuers whose primary operations or principal trading market is in an “emerging market.” “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund and/or Portfolio Funds may invest in companies without regard to their capitalization and thus may hold securities issued by smaller companies. The value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies.

  Preferred Securities. The Fund and/or Portfolio Funds may invest in preferred securities. Preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to the Shareholders.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the dividends received deduction. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities.

 Warrants. The Fund and/or Portfolio Funds may purchase warrants. Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund and/or Portfolio Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Fixed Income Securities. The Fund and/or Portfolio Funds may invest in bonds of varying maturities issued by the U.S. government and corporate issuers, and other issuers. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. Bonds generally are used by their issuers to borrow money from investors. The issuer pays investors a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

High Yield Securities. Subject to its investment policies, the Fund and/or Portfolio Funds may invest in securities rated, at the time of investment, below investment grade quality such as those rated Ba or below by

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Moody’s Investor’s Service, Inc. (“Moody’s”), BB or below by S&P or Fitch Ratings (“Fitch”), or securities comparably rated by other rating agencies or in unrated securities determined by the Adviser to be of comparable quality. Such securities, sometimes referred to as “high yield” or “junk bonds,” are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund and/or Portfolio Fund to sell certain securities or could result in lower prices than those used in calculating the Fund and/or Portfolio Fund’s net asset value. The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

U.S. Government Debt Securities. The Fund and/or Portfolio Funds may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance. Such obligations include U.S. Treasury bills (maturity of one (1) year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten (10) years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., STRIPS), all of which are backed by the full faith and credit of the United States.

Options. The Portfolio Funds may, from time to time, buy or sell options short as an additional means of hedging the portfolio and to potentially generate additional income. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as American style options may be exercised at any time during the term of the option. Other options, known as European style options, may be exercised only on the expiration date of the option. As the writer of an option, the Portfolio Fund would effectively add leverage to its portfolio because the Portfolio Fund would be subject to investment exposure on the value of the assets underlying the option. However, the Portfolio Funds may not include the notional amounts of written options for purposes of calculating its limitation on leverage set forth in this prospectus.

If an option written by the Portfolio Fund expires unexercised, the Portfolio Fund realizes on the expiration date a capital gain equal to the premium received by the Portfolio Fund at the time the option was written. If an option purchased by the Portfolio Fund expires unexercised, the Portfolio Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Portfolio

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Fund desires. The Portfolio Fund may sell call or put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call or put option when purchased. The Portfolio Fund will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Portfolio Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio Fund will realize a capital gain or, if it is less, the Portfolio Fund will realize a capital loss. Net gains from the Portfolio Fund’s option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

Put Options. The Portfolio Funds may, from time to time, engage in an options writing strategy consisting principally of writing put options on securities sold short in its portfolio or securities that are candidates for inclusion in its portfolio. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. This strategy is designed to provide the Portfolio Fund with the potential to cover securities sold short that the Portfolio Fund Manager is interested in acquiring for the Portfolio Fund at attractive valuations while earning put premium income as a means to enhance distributions payable to the Portfolio Fund and also to help mitigate potential adverse moves in short positions. Put option strategies may produce a higher return than covered call writing (described below), but may involve a higher degree of risk and potential volatility.

The Portfolio Funds may from time to time write (sell) put options on individual securities only if the put option is covered. A put option written by the Portfolio Fund on a security is covered if the Portfolio Fund is short shares equal to or greater than the notional value of the put sold short, or if it segregates or earmarks assets determined to be liquid by the Portfolio Fund Manager equal to the exercise price, or if the Portfolio Fund owns a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio Fund in segregated or earmarked assets determined to be liquid by the Advisers and/or Portfolio Fund Manager as described above. Unlike a covered call option (described below), the cover for a put option covered in this manner will not provide the Portfolio Fund with any appreciation to offset any loss the Portfolio Fund experiences if the put option is exercised.

Call Options and Covered Call Writing. The Portfolio Funds may also follow a strategy known as “covered call option writing,” which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Portfolio Fund.

  Over time, as the Portfolio Fund may write covered call options over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Portfolio Fund may lose money to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Portfolio Fund Manager may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Portfolio Fund’s ability to benefit from capital appreciation.

A call option written by the Portfolio Fund on a security is covered if the Portfolio Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Portfolio Fund Manager in such amount are segregated by the Portfolio Fund’s custodian or earmarked on the Portfolio Fund’s books and records) upon conversion or exchange of other securities held by the Portfolio Fund. A call option is also covered if the Portfolio Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio Fund in segregated or earmarked assets determined to be liquid by the Portfolio Fund Manager as described above.

The standard contract size for a single option is one hundred (100) shares of the common stock. There are four items needed to identify any option: (i) the underlying security, (ii) the expiration month, (iii) the strike price, and (iv) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase one thousand (1,000) shares of XYZ Co. on or before October at forty dollars ($40.00) per share. A call option whose

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strike price is above the current price of the underlying stock is called “out-of-the-money.” Generally, options that will be sold by the Portfolio Funds are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called “in-the-money” and may be sold by the Portfolio Fund as a defensive measure to protect against a possible decline in the underlying stock.

For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that, under certain circumstances when deemed at the Portfolio Fund Manager’s discretion to be in the best interest of the Portfolio Fund, options that are written against the Portfolio Fund stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Portfolio Fund at the strike price if the stock traded at a higher price than the strike price. In general, when deemed at the Portfolio Fund Manager’s discretion to be in the best interests of the Portfolio Fund, the Portfolio Fund may enter into transactions, including closing transactions, that would allow it to continue to hold its common stocks rather than allowing them to be called away by the option holders.

Options on Indices. The Portfolio Funds may sell call and put options on stock indices or sectors. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, these types of options are sometimes referred to collectively as index options. Options on an index differ from options on individual securities because: (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call or put option, the Portfolio Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Portfolio Fund, in effect, agrees to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the call or put option sold by the Portfolio Fund, the Portfolio Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Portfolio Fund as the seller of the index call or put option.

The Portfolio Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Portfolio Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Portfolio Fund will cover its obligations when it sells index options. An index option is considered covered if the Portfolio Fund maintains with its custodian or designates on its books and records assets determined to be liquid by the Portfolio Fund Manager in an amount equal to the contract value of the applicable basket of securities. The cover for an index option covered in this manner will not provide the Portfolio Fund with any appreciation to offset any loss the Portfolio Fund experiences if the index option is exercised. An index or sector put option also is covered if the Portfolio Fund holds a put on the same basket of securities as the put written where the exercise price of the put held is: (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio Fund in segregated or earmarked assets determined to be liquid by the Portfolio Fund Manager as described above. An index or sector call option also is covered if the Portfolio Fund holds a call on the same basket of securities as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio Fund in segregated or earmarked assets determined to be liquid by the Portfolio Fund Manager as described above.

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Derivatives. The Portfolio Funds may engage in derivative transactions, including interest rate transactions; when issued, delayed delivery securities and forward commitments; repurchase agreements; and related derivatives. The Portfolio Funds may also utilize other types of derivative instruments, primarily for hedging or risk management purposes. Although the Portfolio Fund Managers may seek to use such practices to further the Portfolio Funds’ investment objectives, no assurance can be given that the Portfolio Fund Manager will engage in any of these practices or that these practices will achieve the desired result. Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions, or illiquidity of the derivative investments. To mitigate its counterparty risk, the Portfolio Funds will generally enter into derivative transactions (if any) with a variety of parties. Amounts paid by the Portfolio Funds as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Portfolio Funds for investment purposes.

When Issued, Delayed Delivery Securities and Forward Commitments. The Portfolio Funds may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. The Portfolio Funds may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Portfolio Fund prior to the settlement date. The Portfolio Fund will segregate with its custodian, or earmark on its books and records, cash or liquid assets in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Exchange Traded Notes. The Fund and/or Portfolio Funds may invest in exchange traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. When a Portfolio Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund and/or Portfolio Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

Restricted and Illiquid Securities. The Fund and/or Portfolio Funds may invest in restricted, illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. “Illiquid securities” are securities which cannot be sold within seven (7) days in the ordinary course of business at approximately the value used by the Fund and/or Portfolio Fund in determining its net asset value. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Foreign Currency-Related Transactions. The Fund and/or Portfolio Funds may invest directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies.

  Lending Portfolio Securities. To generate additional income, the Fund and/or Portfolio Funds may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund and/or Portfolio Funds may engage in lending portfolio securities when such lending is fully secured by investment grade collateral held by an independent agent.

The Fund and/or Portfolio Funds may lend their portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least one hundred and two percent (102.00%) of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least one hundred and five percent (105.00%) of the value of the portfolio securities

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loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below one hundred percent (100.00%) of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund and/or Portfolio Funds can increase their income through the investment of the collateral. For the purposes of this policy, the Fund and/or Portfolio Funds may consider collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund and/or Portfolio Funds to be the equivalent of cash. From time to time, the Fund and/or Portfolio Funds may return to the borrower or a third party which is unaffiliated with it, and which is acting as a placing broker, a part of the interest earned from the investment of collateral received for securities loaned.

Short Selling. As part of the Fund and/or Portfolio Fund’s investment strategies, the Fund and/or Portfolio Funds may attempt to limit exposure to a possible market decline in the value of its portfolio securities by investing in Fund and/or Portfolio Funds that utilize short sales of securities. A short sale is a transaction in which the Fund and/or Portfolio Fund directly, sells a security it does not own in anticipation that the market price of that security will decline. A Portfolio Fund may also use short sales for non-hedging purposes to pursue its investment objective. But the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund and/or Portfolio Funds exceeds one hundred twenty percent (120.00%) of the value of all long assets.

If a security sold short increases in price, the Fund and/or Portfolio Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund and/or Portfolio Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund and/or Portfolio Fund. The Fund and/or Portfolio Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund and/or Portfolio Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Defensive Instruments Such as Cash and Cash Equivalents. During the period during which the net proceeds of any offering of Common Shares are being invested, or during periods in which the Advisers determine that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may temporarily deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents with remaining maturities of less than one year. The Advisers’ determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Common Shares may be adversely affected and the Fund may not pursue or achieve its investment objectives.

USE OF LEVERAGE

As described herein, the Fund does not intend to use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. The Fund may use short sales for hedging purposes. In addition, the Fund, under normal market conditions, may use proceeds received from short sales to buy additional assets, thereby leveraging the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage.

In addition, when appropriate and subject to applicable regulations, the Portfolio Funds will use leverage in their investment programs, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased at a discount to the market price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. The use of leverage by the Portfolio Fund is unlimited. As a result, the Fund may be indirectly exposed to leverage and the risks related thereto through an investment in such Portfolio Funds. An investment Portfolio Funds that use leverage may expose the Fund to higher volatility in the market value of such Portfolio Funds and the possibility that the Fund’s long-term returns on such investment (and, indirectly, the long-term returns of the Fund’s Common Shares) will be diminished.

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While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent a Portfolio Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Portfolio Fund and the Fund. If the interest expense on borrowings were to exceed the net return on the investments made with borrowed funds, a Portfolio Fund’s use of leverage would result in a lower rate of return than if such Portfolio Fund did not use leverage. There is no guarantee that any leveraging strategy a Portfolio Fund may employ will be successful during any period in which it is employed.

Certain of the Portfolio Funds’ trading and investment activities in securities and other financial instruments may be subject to Federal Reserve Board (“FRB”) margin requirements, which are computed each day. When the market value of a particular open position changes to a point where the margin on deposit does not satisfy maintenance margin requirements, a “margin call” on the customer is made. If the customer does not deposit additional funds with the broker to meet the margin call within a reasonable time, the customer’s position may be closed out. In the event of a precipitous drop in the value of the assets managed by any Portfolio Fund, such entity might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, incurring substantial losses. With respect to these trading activities, the Portfolio Funds and not their investors personally, will be subject to margin calls.

Overall, the use of leverage, while providing the opportunity for a higher return on investments, also increases the volatility of such investments and the risk of loss. While the Advisers will be mindful of the amount, if any, of leverage that a Portfolio Fund generally employs in deciding what Portfolio Funds to invest with, investors should be aware that an investment program utilizing leverage is inherently more speculative, with a greater potential for losses, than a program that does not utilize leverage.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s Common Shares.

General Risks of Investing in the Fund

No Operating or Trading History. The Fund is a newly organized, non-diversified, closed-end investment management company and it has no operating history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Non-Diversified Status Risk. The Fund is classified as a “non- diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of Portfolio Funds and financial instruments, including the securities to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single security or financial instrument and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Risk of Loss or Total Loss . An investment in the Fund is subject to loss, including the possible loss of the entire amount invested. Although all investments risk the loss of capital, the investment techniques and strategies and the nature of the securities and/or instruments to be purchased by the Portfolio Funds, including the use of leverage and short sales, may increase this risk. There can be no assurance that the Fund will not incur losses. No

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guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time. An investment in the Common Shares is subject to risks and involves a heightened risk of total loss of investment.

The level of distributions is uncertain. Subject to the discretion of the Board of Trustees and applicable legal restrictions, the Fund may authorize, declare and pay cash distributions on an annual basis. The Fund will make distributions out of assets legally available for distribution. However, the Fund cannot assure its Shareholders that the Fund will achieve investment results that will allow the Fund to make a consistent level of distributions or year-to-year increases in distributions. The Fund’s ability to pay distributions might be adversely affected by the impact of the risks described in this Prospectus. Distributions from offering proceeds, return of investments, could reduce the amount of capital the Fund ultimately invests in the Portfolio Funds or directly in securities or other financial instruments. The Fund cannot assure Shareholders that the Fund will pay distributions in the future.

The Fund may not qualify as a regulated investment company. The Fund may be subject to substantial tax liabilities if it fails to qualify as a regulated investment company. In addition, the Fund is subject to the risk that the Portfolio Funds may not provide sufficient information to ensure that the Fund qualifies as a regulated investment company.

Market Risk. Investing in the Fund involves market risk, which is the risk that the securities held by the Fund and/or Portfolio Funds will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund and/or Portfolio Funds participate and the particular circumstances and performance of particular companies whose securities the Fund and/or Portfolio Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Portfolio Funds, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the Shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Fund’s Investment Activities. The Fund’s investment activities involve a significant degree of risk. The performance of any investment is subject to numerous factors which are neither within the control of nor predictable by the Advisers. Such factors include a wide range of economic, political, technological, competitive and other conditions (including acts of terrorism or war) that may affect investments held by the Fund and/or Portfolio Funds in general or specific industries or companies. The securities markets may be volatile, which may adversely affect the ability of the Fund and/or Portfolio Funds (and thereby the Fund) to realize profits. As a result of the nature of the investing activities of the Fund and/or Portfolio Funds, it is possible that the Fund’s financial performance may fluctuate substantially over time and from period to period.

Dependence Upon Principals of the Adviser and Sub-Adviser. The services of the Adviser and the Sub-Adviser are essential to the continued operations of the Fund. If their services were no longer available, their absence could have a material adverse impact upon an investment in the Fund. In addition, principals of the Adviser and Sub-Adviser currently serve as officers, directors, advisors and investors in other entities. The Fund will not have any interest in these projects. The Advisers believe that they have sufficient resources to fully discharge their responsibilities to the Fund and any projects they may organize in the future, if any. The principals of the Advisers will devote only so much of their time to the business of the Fund as is required in and by the advisory agreements, and beyond that only to the extent in their judgment as reasonably required.

Sub-Adviser Lack of Experience. The performance of the Fund depends on the Adviser’s and the Sub-Adviser’s ability to select investments on behalf of the Fund. Prior to rendering investment services to the Fund, the Sub-Adviser has not managed any investment companies registered under the Investment Company Act. Although Sub-Adviser may have extensive experience managing assets of the type in which the Fund intends to invest, the Sub-Adviser may not, have experience managing assets of a regulated investment vehicle such as the Fund. The Investment Company Act and the Internal Revenue Code impose numerous investment constraints on the operations of registered investment companies that do not apply to the other types of investment accounts managed by the Sub-Adviser. The Sub-Adviser’s lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, may limit the profitability of the Fund.

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Broad Discretionary Power to Choose Investments and Strategies. The Advisory Agreement and Sub-Advisory Agreement give the Advisers broad discretionary power to decide what investments the Fund will make and what strategies it will use. The Advisers and/or the Portfolio Fund Managers may, at times, decide not to make certain investments, thereby foregoing participation in price movements that would have yielded profits or avoided losses. Shareholders cannot be assured that the strategies or methods utilized by the Advisers and/or Portfolio Fund Managers will result in profitable investing for the Fund.

Management Risk. The Fund is actively managed, as are many of its Portfolio Funds, and the Fund’s performance will reflect the Advisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objectives. The strategy of the Fund, and the strategies of its Portfolio Funds, may also result in high portfolio turnover rates, which may increase the Fund and/or Portfolio Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one (1) year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund.

Investment Strategies May Not Be Successful. There can be no assurance that any investment method employed on behalf of the Fund and/or Portfolio Funds will produce profitable results. Profitable investing is often dependent on anticipating trends. In addition, markets experiencing random price fluctuations, rather than defined trends or patterns, may generate a series of losing investments. There have been periods in the past when the markets have been subject to limited and ill-defined price movements, and such periods may recur. Any factor that may lessen major price trends (such as governmental controls affecting the markets) may reduce the prospect for future profitability. Any factor which would make it difficult to execute trades, such as reduced liquidity or extreme market developments resulting in prices moving the maximum amount allowed in a single day could also be detrimental to profits or cause losses. Increases in margin levels on securities may occur in the future. Such increased margin and other potential regulatory changes may adversely impact investment strategies. No assurance can be given that the strategies employed on behalf of the Fund and/or Portfolio Fund will be profitable in the future.

Early Disposition of the Fund’s Investments. The Advisers may, in their sole discretion, determine to dispose of one or more of the Fund’s investments earlier than it otherwise would for tax reasons, including in order to qualify as a regulated investment company pursuant to the Internal Revenue Code, in which case the Shareholders may be adversely affected by such early disposition.

Increases in Assets Under Management May Have an Adverse Effect on Trading. By accepting additional equity, the Fund and/or Portfolio Fund may exceed the Advisers’ and/or Portfolio Fund Managers’ capacity – i.e., the maximum amount at which they can effectively trade and manage risk. For example, the Portfolio Fund Manager may encounter difficulty in establishing or liquidating larger positions at desired prices.

Effect of Fees and Expenses on Returns . The Fund will pay the Advisory Fee, where applicable, and will indirectly bear all expenses related to its operations, including the payment of performance fees and management fees to the Portfolio Fund Managers. Such fees are expected to reduce the actual returns to investors. Most of the fees and expenses will be paid regardless of whether the Fund produces positive investment returns. As a result, the Fund could incur a substantial cost with no opportunity for a return.

Risks of Fund of Hedge Funds Structure

Investment Company Act Protections Not Available . The Portfolio Funds will not be registered as investment companies under the Investment Company Act, but rather will rely on exemptions from the definition of “investment company” such as Section 3(c)(1) or Section 3(c)(7) of the Act. Therefore, the investors in the Portfolio Funds, including the Fund, may not avail themselves of Investment Company Act protections afforded to investors of registered investment companies. Mutual funds generally are required to redeem their shares as of any Business Day; however, the Fund only has the right to participate in the withdrawal from a Portfolio Fund on a periodic basis by providing written notice to the Portfolio Fund Manager upon providing written notice. Therefore, there may be a

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substantial adverse change in the value of a Fund’s capital account between the time the Fund wishes to terminate its investment and when it actually is able to do so. The Investment Company Act contains certain provisions, among others, relating to boards of directors of mutual funds, which govern the election of directors by mutual fund shareholders, set forth standards for disqualification of certain individuals from serving as directors, and list requirements for disinterested directors. None of these provisions apply to the Portfolio Funds. The Investment Company Act also contains provisions, among others, relating to conflicts of interest, and requires investor and disinterested director approval of investment advisory agreements, while the terms of any such agreements (or similar agreements) entered into by the Portfolio Fund are within the discretion of the Portfolio Fund Manager. None of the prohibitions on transactions with affiliates or certain other conflicts of interest provisions contained in the Investment Company Act apply to the Portfolio Funds. While the Fund expects to keep appropriate records, the Portfolio Funds are not subject to the record-keeping or custodianship requirements of the Investment Company Act. The Securities and Exchange Commission (the “SEC”) requires reports and makes inspections of the books and records of mutual funds, neither of which are the case with respect to the Portfolio Funds. In addition, the Portfolio Fund Managers of certain Portfolio Funds may not be registered as investment advisers under the Advisers Act. Therefore, the Fund, as an investor in the Portfolio Funds managed by such Portfolio Fund Managers does not have the benefit of certain of the protections of the Advisers Act. In addition, to the extent that such an unregistered Portfolio Fund Manager registers, there is a risk that the Portfolio Fund Manager may not comply with the requirements of the Adviser Act, or may encounter operational or regulatory difficulties that arise from such compliance requirements.

The following additional risk factors are relevant to the Fund’s implementation of the “fund of hedge funds” structure:

Independence of Portfolio Funds; Control Risk. Generally, the Fund does not and will not control any of the Portfolio Funds, the investments made therein and other investment decisions, all of which are entirely within the control of such Portfolio Fund Managers. The investments of the Fund are always made pursuant to written disclosures from and/or agreements with a Portfolio Fund Manager which provide, among other things, guidelines by which the Portfolio Fund Manager will manage the Portfolio Fund. Thus, while each Portfolio Fund Manager is bound by a written agreement to follow specified trading strategies, it is possible that the Portfolio Fund Manager could violate the agreement, which violation could result in a riskier approach that could lead to a loss of all or part of the Fund's investment with such Portfolio Fund Manager. In addition, the Fund and the Advisers have no control over the Portfolio Funds' investment management, brokerage, custodial arrangements or operations, and must rely on the experience and competency of each Portfolio Fund Manager in these areas.

Dependence Upon Portfolio Fund Managers. The Fund’s performance depends on the performance of the Portfolio Fund Managers and the Strategies, the adherence by such Portfolio Fund Managers to the Strategies, the instruments used by such Portfolio Fund Managers and the Advisers’ ability to select Portfolio Fund Managers and strategies and effectively allocated Fund assets among them. The Fund is organized to provide Shareholders with a multi-strategy investment program and not as a direct access to any particular Portfolio Fund.

Access to Information in Portfolio Funds. The Advisers will request detailed information on a continuing basis from each Portfolio Fund Manager regarding such Portfolio Fund Manager's historical performance and investment strategies, and the Portfolio Fund’s net asset value. However, the Adviser may not always be provided with detailed information regarding all the investments made in such Portfolio Fund Manager because Portfolio Funds typically provided limited portfolio information and certain of this information may be considered proprietary information or is otherwise unavailable. In addition, the Advisers may have little or no means of independently verifying this information. At times the only means of obtaining independent verification of performance data will be reviewing the Portfolio Funds’ annual audited financial statements.

This potential lack of access to information may make it more difficult for the Advisers to select, allocate amongst and evaluate certain Portfolio Funds and determine the net asset value of the Common Shares. In addition, this may result in a Portfolio Fund using investment strategies that are not fully disclosed to the Advisers, which may involve risks under some market conditions that are not anticipated by the Advisers. For example, if two or more Portfolio Funds were to invest significantly in the same company or industry, the Fund’s investments could be “concentrated” in the same company or industry without the Adviser or Portfolio Fund Manager having the opportunity to assess the risks of such concentration. Absent the availability of strategy and investment details, the

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Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time. Also, there can be no assurance that a modification to a Portfolio Fund’s investment strategy will be successful.

The Valuations of Fund’s Investments may be Inaccurate. The Fund’s investments in Portfolio Funds (which will constitute a vast majority of the Fund’s investments), and many of the investments held by the Portfolio Funds, will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Although the Board of Trustees must determine, in “good faith,” the fair value of portfolio securities for which market quotations are not readily available, including the Portfolio Funds, neither the Advisers nor the Board of Trustees will be able to confirm independently the accuracy of the Portfolio Fund Managers’ valuations (which are unaudited, except at year-end). This risk is exacerbated to the extent that Portfolio Funds generally provide valuations only on a quarterly basis. While such information is provided on a quarterly basis, the Fund will provide valuations, and will issue Common Shares, on a monthly basis.

In calculating the Fund’s net asset value, the Fund’s Valuation Procedures require the Board of Trustees to fairly value all of the Portfolio Funds. In fair valuing a Portfolio Fund, the Board of Trustees may rely, among other things, on the Portfolio Fund’s valuation of the Fund’s investment in that Portfolio Fund. Should a Portfolio Fund’s valuation be overstated, the Fund may repurchase the Common Shares at an overstated net asset value thus subjecting the Fund and remaining Shareholders to losses. Also, an overstated net asset value due to a valuation error by a Portfolio Fund may cause an investor to pay more for Common Shares than he/she/it should have See “Net Asset Value.”

Because the valuations provided by the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end) the Fund will not be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds. A Portfolio Fund or its Portfolio Fund Manager may face a conflict of interest with respect to these reported valuations as they affect the manager’s compensation. Revisions to the gain and loss calculation of a Portfolio Fund therefore will be an ongoing process and no net capital appreciation or depreciation figure can be considered final as to a Portfolio Fund until its annual audit is completed.

Supervision of Trading Operations. The Advisers expect that the Portfolio Fund Managers will supervise and monitor the trading activity of the relevant Portfolio Funds to ensure compliance with the Portfolio Fund Managers' objectives. Despite these efforts, however, there is a risk that unauthorized or otherwise inappropriate trading activity may occur in the Portfolio Funds.

Portfolio Fund Manager Conflicts. Conflicts of interest may arise from the fact that Portfolio Fund Managers can carry on investment activities for their own accounts and for other clients in which the Fund has no interest. The Portfolio Fund Managers have discretion to manage the Portfolio Funds as they see fit and in accordance with the terms of their offering memoranda which the Advisers review prior to making an investment.

Lack of Voting Authority. The Fund expects to acquire non-voting interest in the Portfolio Funds. Therefore, the Fund may not be able to vote on matters that require the approval of Portfolio Fund investors, including matters that could adversely affect the Fund’s investment in such Portfolio Fund.

Impact of the Fund’s Investment Strategy and Compensation Arrangements on the Universe of Potentially Available Investments; Other Considerations. As stated herein, investment decisions require the exercise of judgment by the Advisers and/or the Portfolio Fund Managers. In general, the Advisers and/or the Portfolio Fund Managers may, at times, decide not to make certain investments, thereby foregoing participation in price movements that would have yielded profits or avoided losses. In addition, the Advisers’ intention to seek Portfolio Fund Managers and Portfolio Funds who are willing to provide fee reductions and favorable withdrawal/redemption terms to the Fund may limit the universe of potential investment opportunities that the Fund will make available to the Shareholders. In order to ameliorate the foregoing risk, the Advisers intend to perform their due diligence on potential Portfolio Funds first, and then negotiate the fee reductions and withdrawal/redemption terms with the relevant Portfolio Fund Managers.

In addition, as set forth herein, the fee reductions and the withdrawal/redemption terms available to the Fund will generally be negotiated with each Portfolio Fund Manager and the relevant Portfolio Fund, and will be

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documented in a side letter or similar written agreement among such parties. A side letter is an agreement between an investor, in this case the Fund, and an acquired fund (i.e., the Portfolio Funds) that supplements or modifies the terms of the Portfolio Fund’s offering memorandum, subscription agreement or constitutional documents. Such agreements may provide more beneficial terms to investors by waiving certain terms or allowing such investors to invest on different terms than those on which the other investors have invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events) and disclosure of certain information. Legal and administrative expenses if any, related to the negotiation and execution of such side letter agreements will be borne by the Fund. There can be no assurance that any Portfolio Fund Manager and/or Portfolio Fund will not violate the terms of the side letter, thereby leaving the Fund with the expense of trying to enforce the terms of the side letter.

Portfolio Fund Fees and Expenses; Performance Allocation. The Shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, investment allocations or fees and expense at the Portfolio Fund level. In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to Portfolio Fund Managers. The Fund may be required to pay performance/incentive-based fees and/or allocations with respect to certain Portfolio Funds in a particular fiscal year (or other relevant fiscal period) even though the Fund may, in the aggregate, incur a net loss for such fiscal year (or other relevant fiscal period). Each Portfolio Fund Manager generally will be entitled to receive a management fee of between one percent (1.00%) and two percent (2.00%) and a performance-based allocation, expected to range up to twenty percent (20.00%) of the net profits, in some cases in excess of a hurdle rate (i.e., the minimum return necessary for a Portfolio Fund Manager to start collecting incentive fees). Therefore, investing in Portfolio Funds may result in two levels of fees and potentially greater Fund expenses than if the Fund invested in securities and other financial interests directly. Performance-based compensation arrangements may create an incentive for the Portfolio Fund Manager to make investments that are riskier or more speculative than would be the case in the absence of such performance-based compensation arrangements. In addition, the performance/incentive-based fee may be calculated on a basis that includes unrealized appreciation of the Portfolio Fund’s assets, and therefore such allocation may be greater than if it were based solely on realized gains.

Regulatory Risks Associated with Investing in Portfolio Funds. The Fund is subject to, and indirectly invests in Portfolio Funds that are subject to, risks associated with legal and regulatory changes applicable to Portfolio Funds. The SEC has been inspecting and continues to inspect advisers and general partners of private funds, which inspections to date have identified issues concerning, among other things, whether certain advisers and general partners have misallocated certain fees and expenses to the private funds to the detriment of their limited partners and/or may have breached their fiduciary duties to their limited partners, whether advisers or general partners are using valuation methodologies in fund reports and marketing materials that are different from those disclosed to fund investors, and the voluminous and complex limited partnership agreements of private funds. The SEC has initiated enforcement proceedings against certain advisers and general partners and may initiate other enforcement proceedings in the future.

Custody Risk. The Portfolio Fund may not be required to, or may not choose to, custody assets consistent with the requirements of the Investment Company Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold the Portfolio Fund’s assets.

Liquidity Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities. The Fund’s interests in Portfolio Funds are illiquid and subject to substantial restrictions on transfer. The Fund may not be able to acquire interests (or additional interests) in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents (or in such negotiated “side letter” or similar arrangement as the Advisers may be able to negotiate on behalf of the Fund). For example, the Fund may have to invest some of its assets temporarily in money market securities until it is possible to acquire initial or additional interests in a Portfolio Fund. Also, certain Portfolio Funds may: (i) impose lock-up periods or periods during which an investor may not redeem its investment; (ii) impose gates or limitations on the size of an investment withdrawal by an individual investor or by investors,

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collectively during a specific period; and/or (iii) assess fees on investment withdrawals. The Fund’s inability to acquire or liquidate Portfolio Fund interests on a timely basis may adversely affect the Fund’s performance.

Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Many of the Fund's investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Direct Investing may be Less Expensive. A Shareholder in the Fund meeting the eligibility conditions imposed by the Portfolio Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Portfolio Funds. Such a direct investment in the Portfolio Funds might be subject to more favorable taxation and lower fees than an indirect investment through the Fund.

Registered Investment Companies Risk. The Fund may invest in registered investment companies in accordance with the Investment Company Act to the extent consistent with the Fund’s investment objectives. The Investment Company Act generally prohibits the Fund and/or Portfolio Fund from investing more than five percent (5.00%) of its assets in any one other investment company or more than ten percent (10.00%) of its assets in all other investment companies. To the extent that the Fund invest in other registered investment companies, the Fund is subject to the fees and expenses of those funds, and the Shareholders would thus be subject to two layers of fund fees and expenses. The securities of other investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Common Shares) will be diminished.

Risk of Investing in Portfolio Funds with Assets Under Management Less than One Billion Dollars. The Advisers intend to invest in Portfolio Funds with assets under management less than one billion dollars ($1,000,000,000.00). While such funds may provide significant potential for returns, investments in smaller funds may involve higher risks than investments in larger funds with more than one billion dollars ($1,000,000,000.00) in assets under management. For example, the performance of smaller funds are often more volatile than the performance of larger funds. Smaller funds are subject to start-up operational risks such as limited operating histories, management with limited business management experience and insufficient resources to implement best practices with respect to the firm’s infrastructure, operational processes or risk management tools. The size and lack of experience of a manager may hinder the manager’s ability to take advantage of investment opportunities and may limit the performance of the Portfolio Fund and the Fund.

Trading and Investment Risks

Short Sales. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. The Fund must borrow those securities it sells short to make delivery to the buyer. The Fund may not be able to borrow a

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security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its hedging strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for prolonged periods. The SEC recently proposed certain restrictions on short sales. If the SEC’s proposals are adopted, they could restrict the Fund’s ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies.

Leverage Risk. As described herein, the Fund will not seek to use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, may use proceeds received from short sales to buy additional assets, thereby leveraging the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.

In addition, the Portfolio Funds may use leverage. The Portfolio Funds’ use of leverage is unlimited. The Fund will be indirectly exposed to leverage through its investments in the Portfolio Funds. The Portfolio Funds’ use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Portfolio Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. If there is a net decrease or increase in the value of a Portfolio Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the net asset value per common share to a greater extent.

In addition, when appropriate and subject to applicable regulations, the Portfolio Funds will use leverage in their investment programs, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities.

While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent a Portfolio Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Portfolio Fund. If the interest expense on borrowings were to exceed the net return on the investments made with borrowed funds, a Portfolio Fund’s use of leverage would result in a lower rate of return than if such Portfolio Fund did not use leverage.

Certain of the Portfolio Funds’ trading and investment activities in securities and other financial instruments may be subject to Federal Reserve Board (“FRB”) margin requirements, which are computed each day.

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When the market value of a particular open position changes to a point where the margin on deposit does not satisfy maintenance margin requirements, a “margin call” on the customer is made. If the customer does not deposit additional funds with the broker to meet the margin call within a reasonable time, the customer’s position may be closed out. In the event of a precipitous drop in the value of the assets managed by any Portfolio Fund, such entity might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, incurring substantial losses. With respect to these trading activities, the Portfolio Funds and not their investors personally, will be subject to margin calls.

Overall, the use of leverage, while providing the opportunity for a higher return on investments, also increases the volatility of such investments and the risk of loss. While the Advisers will be mindful of the amount, if any, of leverage that a Portfolio Fund generally employs in deciding what Portfolio Funds to invest with, investors should be aware that an investment program utilizing leverage is inherently more speculative, with a greater potential for losses, than a program that does not utilize leverage.

Long-Term Objective; Not a Complete Investment Program. The Fund is not meant to provide a vehicle for those who wish to exploit short-term fluctuations in the stock market. An investment in Common Shares of the Fund should not be considered a complete investment program. Each Shareholder should take into account the Fund’s investment objectives as well as the Shareholder’s other investments when considering an investment in the Fund.

Event-Driven Investments. The Fund and/or Portfolio Funds may invest in companies based upon certain situations or events, including (but not limited to) spin-offs, mergers and acquisitions, rights offerings, restructurings and bankruptcies. Such special situations and events may carry a high probability of indiscriminate selling or neglect of valuable assets for reasons other than a lack of investment merits. Occasionally, the Fund and/or Portfolio Fund may engage in arbitrage transactions that the Fund and/or the relevant Portfolio Fund believe represent an exceptional risk/reward opportunity. Risk arbitrage opportunities generally arise during corporate mergers, leveraged buyouts or takeovers. Frequently the stock of the company being acquired will trade at a significant discount to the announced deal price. This discount compensates investors for the time value of money and the risk that the transaction may be canceled. If the discount is significantly greater than the initial assessment of the underlying risk, the strategy will be implemented. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund and/or Portfolio Fund may invest, there is a potential risk of loss to the Fund and/or Portfolio Fund (and therefore to the Fund) of its entire investment in such companies.

Merger or “Risk” Arbitrage Strategies. The Advisers and/or the Portfolio Fund Managers may purchase securities at prices slightly below their anticipated value in a proposed merger, tender offer or other similar transaction. Since the price offered for securities of a company involved in an announced deal will generally be at a significant premium above the market price before the announcement, if the proposed transaction is not consummated the value of such securities held by the Fund and/or Portfolio Funds may decline significantly. Furthermore, the difference between the price paid by the fund for the securities of a company involved in an announced deal and the anticipated value to be received for such securities upon consummation of the proposed transaction will often be very small. If the proposed transaction appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the securities usually will decline sharply. In addition, where the Advisers and/or the Portfolio Fund Managers have sold short the securities it anticipates receiving in an exchange or merger, if the proposed transaction is not consummated, the Advisers and/or the Portfolio Fund Managers may be forced to cover its short position at a higher price than its short sale, with a resulting loss. If the Advisers and/or the Portfolio Fund Manager has sold short securities which are the subject of a proposed cash tender offer or merger and the transaction is consummated, the Advisers and/or the Portfolio Fund Managers also may be forced to cover their short position at a loss.

The consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: opposition of the management or shareholders of the target company, which will often result in litigation to enjoin the proposed transaction; intervention of a regulatory agency, including non-U.S. regulatory agencies; efforts by the target company to pursue a “defensive” strategy, including a merger with, or a friendly tender offer by, a company other than the offer or; in the case of a merger, failure to obtain the necessary shareholder approvals; market conditions resulting in material changes in securities prices; regulatory and antitrust restrictions;

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political motivations; industry weakness; stock specific events; failed financings; and compliance with any applicable securities or other laws.

To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. Merger arbitrage strategies also depend for success on the overall volume of merger activity, which historically has been cyclical in nature. To the extent that the Portfolio Funds’ positions are leveraged, delay in the consummation of a proposed transaction will increase the cost incurred by the Portfolio Fund.

Special Situation Strategies. The Advisers and/or a Portfolio Fund Manager may invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations. Investments of this type involve substantial risks. The Fund and/or a Portfolio Fund investing in securities of issuers facing spin-offs or privatization may be adversely affected by the risk that the consummation of the mergers, tender offer or exchange offer is prevented or delayed, or that the financing is insufficient or otherwise unsuccessful. Similarly, the Fund and/or a Portfolio Fund investing in securities of issuers facing liquidations, restructurings and similar reorganizations may be adversely affected by the risk that such transactions will be unsuccessful or will result in a distribution of cash or new securities worth less than the original investment made by the Fund and/or Portfolio Fund. The market prices of the securities of such issuers typically are subject to above average price volatility, the spread between the bid and asked prices of such securities may be greater than ordinarily expected and such securities may be thinly traded. As with event-driven strategies, the failure of the transaction to occur or occur at the anticipated time or upon the anticipated terms, can cause the value of the securities purchased to decline significantly.

“Activist” Strategies. The Advisers and/or the Portfolio Fund Managers may seek to create a catalyst for stock price movement. Activist strategies may result in more concentrated portfolios, be longer term in nature and have a long-biased approach. The Fund and/or Portfolio Funds pursuing such strategies generally will have significant market exposures at the security or industry level. Such funds also may incur additional expenses, including, but not limited to, attorney and proxy solicitation fees and printing, publishing and mailing expenses, which could be substantial.

Investments in Securities and Other Assets Believed to Be Undervalued; Relative Value Strategies. The Fund and/or Portfolio Funds may invest in undervalued securities. The identification of such investment opportunities is a difficult task, and there are no assurances that such opportunities will be successfully recognized or acquired. While such investments offer the opportunities for above-average capital appreciation and/or current yield, they also involve a high degree of financial risk and can result in substantial losses. Returns generated from the Fund and/or Portfolio Fund’s investments may not adequately compensate for the business and financial risks assumed. Such investments can sometimes include bonds and other fixed income securities, including, without limitation, commercial paper and “higher yielding” (and, therefore, higher risk) debt securities. It is likely that a major economic recession could severely disrupt the market for such investments and severely impact on their value. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such obligations to repay principal and pay interest thereon and increase the incidence of default for such securities. Additionally, there can be no assurance that other investors will ever come to realize the value of some of these investments, and that they will ever increase in price. Furthermore, the Fund and/or Portfolio Fund may be forced to hold such investments for a substantial period of time before realizing their anticipated value. In addition, the Portfolio Fund Managers may use substantial leverage in an attempt to capture relatively small mispricings between related securities. If the models used by the Portfolio Fund Manager incorrectly predict the behavior of the securities, significant losses may be experienced.

Statistical Arbitrage Strategies. The success of the investment activities of the Advisers and/or the Portfolio Fund Managers employing statistical arbitrage is heavily dependent on the mathematical models used by the Advisers and/or the Portfolio Fund Managers in seeking to exploit short-term and long-term relationships among stock prices and volatility. Models that have been formulated on the basis of past market data may not be predictive of future price movements. The Advisers and the Portfolio Fund Managers may select models that are not well-suited to prevailing market conditions. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models. In addition, in the

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event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

Long/Short, Long-Biased and Short-Selling Strategies. Since long/short, long-biased and short-selling strategies generally involve identifying securities that are undervalued (and, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be correlated to each other. If the long and short positions are not correlated, and if the Advisers and/or the Portfolio Fund Managers’ analysis are incorrect or based on inaccurate information, these investments may result in significant losses to the Fund and/or Portfolio Fund. See “Short Sales” for additional risks of short-selling.

Quantitative Security Selection Risk. To the extent the Fund, or any Portfolio Fund, uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Small Companies. The Fund and/or Portfolio Funds may invest in small and/or unseasoned companies with small market capitalization. Such companies generally have potential for rapid growth, but they often involve higher risks because they may lack the management experience, financial resources, product diversification and/or competitive strength of larger and/or more established companies. In addition, in many instances, the frequency and volume of their trading may be substantially less than is typical of larger companies. As a result, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund and/or Portfolio Fund may have to sell portfolio holdings of such companies at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the lower trading volume of smaller company securities.

ETFs. The Fund and/or Portfolio Funds may invest in exchange-traded funds (“ETFs”). ETFs represent an interest in a passively managed portfolio of securities selected to replicate a securities index. Unlike open-end mutual funds, the shares of ETFs are not purchased and redeemed by investors directly with the ETF, but instead are purchased and sold through broker-dealers in transactions on a stock exchange. Because ETF shares are traded on an exchange, they may trade at a discount from or a premium to the net asset value per share of the underlying portfolio of securities. In addition to bearing the risks related to investments in equity securities, investors in ETFs intended to replicate a securities index bear the risk that the ETFs performance may not correctly replicate the performance of the index. Investors in ETFs, closed-end funds and other investment companies bear a proportionate share of the expenses of those funds, including management fees, custodial and accounting costs, and other expenses. Trading in ETF and closed-end fund shares also entails payment of brokerage commissions and other transaction costs.

ETF Correlation Risk. A number of factors may affect an ETF’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that an ETF will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which an ETF invests. An ETF may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the benchmark index. In addition, an ETF may invest in securities or financial instruments not included in the index underlying its benchmark. An ETF may be subject to large movements of assets into and out of the ETF, potentially resulting in the ETF being overexposed or underexposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder an ETF’s ability to meet its daily investment objective on that day. Each ETF seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective. ETFs are “leveraged” funds in the sense that they have investment objectives to match the inverse, a multiple, or a multiple of the inverse of the performance of an index on a given day. These ETFs are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that

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derives from these ETFs’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of an ETF to be either greater than or less than the index performance (or the inverse of the index performance) times the stated multiple in the Fund’s objective, before accounting for fees and applicable expenses.

ETF Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which an ETF invests, an ETF might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the ETF portfolio manager(s). Such a situation may prevent an ETF from limiting losses, realizing gains or achieving a high correlation or inverse correlation with its underlying index.

Foreign Exchange/Foreign Currency. Subject to compliance with applicable regulation regarding trading in currencies and currency futures, the Fund and/or Portfolio Funds may trade in foreign exchange and foreign exchange options, as well as spot, forwards and non-deliverable forwards in currencies of G10 and emerging market economies. Currency trading differs from most of the trading in the U.S. of stocks, futures or options, in that it does not typically occur on regulated exchanges, and clearing houses do not guarantee the execution of trades. Instead, most participants in currency markets trade with each other based upon various credit arrangements. The currency trading markets are believed to be the largest financial markets globally. Participants include governments and their central banks, large commercial banks, multi-national corporations, currency traders and many other financial institutions. Spot forex contracts are contracts to buy or sell one or more currencies other than the U.S. Dollar and which settle not later than two (2) days after the day of the contract is entered. Spot forex contracts are therefore essentially 24- or 48-hour forward transactions that are rolled forward daily. On each daily rollover, the one-day interest rate differential between the two currencies in the transaction is deducted or added, as the case may be. Spot forex contracts include contracts whose value relates to the movements in value between a specific foreign currency (e.g., the Euro) and the U.S. Dollar, as well as contracts whose value relates to the movements in value between one foreign currency (e.g., the Yen) and one or more other foreign currencies (e.g., the Euro), which are termed “cross-currency” contracts. Forward transactions differ from spot transactions in that their maturity may be significantly more than two (2) days. Non-deliverable forwards are a subset of forwards that are cash-settled, short-term forward contracts of a non-convertible foreign currency. Movements in one foreign currency versus the U.S. Dollar, or movements between foreign currencies in a cross-currency contract, arise from a variety of factors. Among such factors are: interest rates, governmental and trade deficits, investor sentiment, external events (e.g., crises such as war, political instability, natural disasters or terrorist attacks) and general economic conditions.

Volatility of Currency Prices. The profitability of a portfolio of the Fund and/or Portfolio Fund sometimes depends, in part, upon the future price movements of currencies. However, price movements of currencies are influenced by, among other things, changing supply and demand relationships; governmental, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. Governments from time to time intervene in certain markets in order to influence prices directly.

Exchange Rate Fluctuations. Investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. The Fund and/or Portfolio Funds will generally value its holdings and to make distributions, if any, in U.S. Dollars. Thus, changes in currency exchange rates adverse to the U.S. Dollar may affect adversely the value of such holdings. Among the factors that may affect currency values are trade balances, the appropriateness of interest rates, the shape of the yield curve, the degree of central bank independence and credibility, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Foreign Exchange Markets May Be Illiquid At Certain Times. Several nations or groups of nations have in the past imposed trading limits or restrictions on the amount by which the price of certain foreign exchanges may vary during a given time period and the volume which may be traded; they have also imposed restrictions or penalties for carrying positions in certain foreign currencies over time. Such limits may prevent trades from being executed during a given trading period. Such restrictions or limits could prevent the Fund and/or Portfolio Funds from promptly liquidating unfavorable positions and, therefore could subject the Fund to substantial losses. In addition, even in cases where foreign exchange prices have not become subject to governmental restrictions, the Portfolio Fund Managers may be unable to execute trades at favorable prices if the liquidity of the market is not

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adequate. It is also possible for a nation or group of nations to restrict the transfer of currencies across national borders, suspend or restrict the exchange or trading of a particular currency, issue entirely new currencies to supplant old ones, order immediate settlement of a particular currency obligations, or order that trading in a particular currency be conducted for liquidation only. The Fund and/or Portfolio Funds may trade on certain non-U.S. markets, which may be substantially more prone to periods of illiquidity than the United States markets due to a variety of factors.

Foreign Transactions Risks Generally. Trading on interbank markets outside the United States is not regulated by any United States governmental agency, and may involve certain risks not applicable to trading on United States exchanges. Trading on foreign markets involves the additional risks of expropriation, burdensome or confiscatory taxation, moratoriums, investment controls or political or diplomatic events, which might adversely affect the Fund and/or Portfolio Fund’s trading activities. Trading on foreign markets is also subject to the risk of changes in the exchange rate between U.S. Dollars and the currencies in which such contracts are settled, which can have an effect on profits or losses even after a position has been closed out. Additionally, the Fund and/or Portfolio Fund’s, and therefore the Fund’s, legal recourse in the event of default or trade dispute may be available only before foreign courts or other adjudicatory bodies under foreign law and rules, and such recourse may be severely limited and much more expensive than it would be in a forum located within the United States under U.S. federal or domestic state law. Furthermore, such trading also may be subject to whatever regulatory provisions are applicable to transactions effected outside the United States, whether on foreign exchanges or otherwise.

Non-U.S. Investments. The Fund and/or Portfolio Funds may trade non-U.S. investments. Investments outside the United States or denominated in non-U.S. currencies pose currency exchange risks (including blockage, devaluation and non-exchangeability), geopolitical risks as well as a range of other potential risks that could include, depending on the country involved, expropriation, confiscatory taxation, political or social instability, illiquidity, price volatility, and market manipulation. In addition, less information may be available regarding non-U.S. issuers and non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Further, non-U.S. securities markets may not be as liquid as U.S. markets. Transaction costs of investing outside the U.S. are generally higher than in the U.S. Higher costs result because of the cost of converting a non-U.S. currency to dollars, the payment of fixed brokerage commissions on some non-U.S. exchanges, and the imposition of transfer taxes or transaction charges by non-U.S. exchanges. There is generally less government supervision and regulation of exchanges, brokers, and issuers outside the U.S. than there is in the U.S. and there is greater difficulty in taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Portfolio Funds’, and therefore the Fund’s, performance.

Foreign Securities and ADRs Risks. Certain investments of the Fund and/or Portfolio Funds may be made in securities issued by foreign companies, which makes the Fund and/or Portfolio Funds subject to more risks than if it invested solely in domestic common stocks. These securities are either directly listed on a U.S. securities exchange or are in the form of ADRs which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers and issuers in foreign countries.

Developing and Emerging Markets. The Fund and/or Portfolio Funds may engage in investing in developing and emerging markets. Such investment involves additional risks and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include, among others: (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including war); (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of securities markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on repatriation of invested capital and on the ability to exchange local currencies for U.S. Dollars; (viii) increased likelihood of governmental involvement in and control over the economies; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies;

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(x) differences in auditing and financial reporting standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the securities markets; (xii) longer settlement periods for securities transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and (xiv) certain considerations regarding the maintenance of the Portfolio Funds’ securities and cash with non-U.S. brokers and securities depositories.

Market or Interest Rate Risk. The Fund and/or Portfolio Funds, may, from time to time, invest in fixed income securities and instruments. The price of many fixed income securities move in the opposite direction of the change in interest rates. For example, as interest rates rise, the prices of fixed income securities fall. If the Fund and/or Portfolio Fund hold a fixed income security to maturity, the change in its price before maturity may have little impact on the Portfolio Fund’s performance. However, if the Fund and/or Portfolio Fund have to sell the fixed income security before the maturity date, an increase in interest rates could result in a loss to the Fund.

Maturity Risk. In certain situations, the Fund and/or Portfolio Fund may purchase a bond of a given maturity as an alternative to another bond of a different maturity. Ordinarily, under these circumstances, such the Fund and/or Portfolio Fund will make an adjustment to account for the interest rate risk differential in the two bonds. This adjustment, however, makes an assumption about how the interest rates at different maturities will move. To the extent that the yield movements deviate from this assumption, there is a yield-curve or maturity risk.

Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if a Portfolio Fund purchases a 5-year bond in which it can realize a coupon rate of five percent (5.00%), but the rate of inflation is six percent (6.00%), then the purchasing power of the cash flow has declined. For all but inflation-linked bonds, adjustable bonds or floating rate bonds, the Fund and/or Portfolio Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

High Yield Securities. The Fund and/or Portfolio Funds may invest in “high yield” bonds and preferred securities which are rated in the lower rating categories by the various credit rating agencies (or in comparable non-rated securities). Securities in the lower rating categories are subject to a greater risk of loss of principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. The market for lower-rated securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions of lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.

Over-The-Counter Transactions. The over-the-counter (“OTC”) market is subject to less governmental regulation and supervision of the OTC markets than regulated exchanges. In addition, many of the protections afforded to participants on some regulated exchanges, such as the performance guarantee of an exchange clearinghouse, will not be available in connection with OTC transactions. This exposes the Fund to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract.

Concentration of Investments. While the Advisers intend to allocate to a diverse group of Portfolio Funds the investment strategy set forth herein and advisory agreements does not require the Fund to invest in a specific minimum number of securities, financial instruments and Portfolio Funds. The Fund does not intend to concentrate in any particular industry or group of industries. In addition, none of the Portfolio Funds concentrate in any particular industry or group of industries. However, at any given time, the assets of a Portfolio Fund may become concentrated within a particular industry, asset category, trading style or financial or economic market. The concentration of the Fund’s portfolio would subject the Fund to a greater degree of risk with respect to the failure of

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one or a few investments. In that event, the fund will be required to consider the concentration of the Portfolio Fund in determination of its twenty-five percent (25.00%) concentration limit and a Portfolio Fund’s portfolio will be more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of that particular company, industry, asset category, trading style or financial or economic market, that a less concentrated portfolio would be. As a result, if a Portfolio Fund’s investment portfolio becomes concentrated, its aggregate return may be volatile and may be affected substantially by the performance of only one or a few holdings. Finally, certain Portfolio Fund Managers may themselves follow a multi-manager strategy, which may have an impact on the overall concentration of investments to the extent the Fund is already invested in a given Portfolio Fund.

Business Risk. The companies in which the Fund and/or Portfolio Funds invest may involve a high degree of business and financial risk. These companies, in some cases, may have significant variations in operating results, may be engaged in a rapidly changing business environment with products subject to a substantial risk of obsolescence, may require significant additional capital to support their operations, or may otherwise have a weak financial condition. The Fund is subject to the risk of loss of all or substantially all of its investments.

Competition. The securities industry and the varied strategies and techniques to be engaged in by the Advisers and the Portfolio Fund Managers are extremely competitive and each involves a degree of risk. The Fund, the Portfolio Fund Managers and the Portfolio Funds will compete with firms, including many of the larger securities and investment banking firms, which have substantially greater financial resources and research staffs.

Lack of Liquidity in Investments. There may not always be a public market for investments made by the Fund and/or Portfolio Fund. The Fund will generally not be able to sell its investments publicly unless the sale complies with the prospectus and registration requirements of applicable securities legislation, or unless an exemption from such requirements is available. The Fund may also be prohibited by contract from selling investments for a period of time. In addition, with respect to illiquid securities, even moderately-sized orders may lead to considerable changes in prices for both purchases and sales. If an asset held by the Fund is not liquid, there is a risk that it may not be possible to sell the asset or to only sell it at a considerable discount.

The Fund and Portfolio Funds' Use of Hedging Involves Risk of Loss. The Portfolio Funds may engage in hedging strategies, which use short sales, options, swaps, caps and floors, futures and forward contracts and other derivatives in an effort to protect assets from losses resulting from fluctuations in market prices. In addition, the Fund may use short sales to hedge against market price fluctuations. Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions' value. Such hedging transactions also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Funds to hedge against a change or event at a price sufficient to protect against a decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible, or desirable, to hedge against certain changes or events at all. There can be no assurances that these hedging strategies will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. No assurance can be given that Portfolio Fund Managers or the Adviser will employ hedging strategies with respect to all or any portion of a given Portfolio Fund's, or the Fund's, assets. To the extent that hedging transactions are effected, their success is dependent on each Portfolio Fund Manager's, or the Adviser's, ability to correctly predict movements in the direction of currency or interest rates, the equity markets or sectors thereof or other events being hedged against. While a Portfolio Fund Manager may attempt to hedge against undesirable exposure, unanticipated changes in the markets and investments being hedged, or the nonoccurrence of events being hedged against, may result in poorer overall performance than if the Portfolio Fund Manager had not engaged in any such hedge. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Fund Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Fund Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

The Portfolio Fund Managers are not obligated to establish hedges for portfolio positions and may not do so. To the extent that hedging transactions are effected, their success is dependent on the ability of the Portfolio

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Fund Managers to correctly predict movements in the direction of currency and interest rates and the equity markets or sectors thereof.

Counterparty Credit Risk. Many of the markets in which the Portfolio Funds effect transactions are over-the-counter or inter-dealer markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight compared with members of exchange-based markets. To the extent the Portfolio Funds invest in derivative or synthetic instruments, or other over-the-counter transactions on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These are significantly different from risks associated with effecting transactions on regulated, exchange-based markets. Participants in exchange-based markets are usually subject to account segregation and minimum capital requirements, and the exchanges themselves are often backed by clearing organization requirements and have the feature of daily settlement and mark-to-market valuation procedures. Transactions in over-the-counter or inter-dealer markets, in which transactions are effected directly through market participants, generally do not benefit from the foregoing protections. This exposes the Fund and/or Portfolio Funds to the risk that a counterparty may not settle a transaction as per the terms and conditions thereof because of a dispute, whether valid or invalid, over the terms of the contract or because of credit or liquidity problems, thus exposing the Fund and/or Portfolio Funds to a loss. Counterparty credit risk is more prevalent in the case of contracts involving longer maturities where events may intervene to prevent settlement, or in the event that the Fund and/or Portfolio Funds concentrate a number of transactions with the same or a small group of counterparties in these over-the-counter markets.

Futures. Trading futures is a highly risky strategy. Whenever a Portfolio Fund purchases a particular future, there is a possibility that Portfolio Fund may sustain a total loss of its purchase price. The prices of futures are, in general, much more volatile than prices of securities such as stocks and bonds. As a result, the risk of loss in trading futures is substantially greater than in trading those securities. Prices of futures react strongly to the prices of the underlying commodities. The prices of these underlying products, in turn, rise and fall based on changes in interest rates, international balances of trade, changes in governments, wars, weather and a host of other factors that are entirely beyond a Portfolio Fund’s control and that are very difficult (and perhaps impossible) to predict.

Options and Other Derivative Instruments . The Portfolio Funds may invest in derivative instruments. The prices of many derivative instruments, including many options are highly volatile. Price movements of options contracts are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options also depend upon the price of the securities, currencies or other assets underlying them. The Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearing houses or of counterparties. The cost of options is related, in part, to the degree of volatility of the underlying securities, currencies or other assets. Accordingly, options on highly volatile securities, currencies or other assets may be more expensive than options on other investments. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument or asset on which they are purchased or sold. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument or asset at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument or asset at the exercise price.

If a put or call option purchased by a Portfolio Fund were permitted to expire without being sold or exercised, the Portfolio Fund would lose the entire premium it paid for the option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying instrument or asset caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying instrument or asset would then be sold to the Portfolio Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying instrument or asset caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying instrument or asset would then be sold by Portfolio Fund at a lower price than its current market value.

Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities and entail greater than ordinary investment risks. In particular, the writer of an uncovered call

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option assumes the risk of a theoretically unlimited increase in the market price of the underlying instrument or asset above the exercise price of the option. This risk is enhanced if the instrument or asset being sold short is highly volatile and there is a significant outstanding short interest. These conditions exist in the stocks of many companies. The instrument or asset necessary to satisfy the exercise of the call option may be unavailable for purchase, except at much higher prices. Purchasing instruments or assets to satisfy the exercise of the call option can itself cause the price of the instruments or assets to rise further, sometimes by a significant amount, thereby exacerbating the loss. Accordingly, the sale of an uncovered call option could result in a loss by the Portfolio Fund of all or a substantial portion of its assets. Certain options and other custom instruments are subject to the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty.

Call Option Risk. Many bonds, including agency, corporate and municipal bonds, and all mortgage-backed securities, contain a provision that allows the issuer to “call” (i.e., redeem) all or part of the issue before the bond’s maturity date. The issuer usually retains this right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because the issuer will call the bonds when interest rates have dropped, the Portfolio Fund is exposed to reinvestment rate risk – the Portfolio Fund will have to reinvest the proceeds received when the bond is called at lower interest rates. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.

Changes in Derivatives Regulations. The regulatory environment for derivatives is evolving, and changes in such regulation could restrict, make more costly, or otherwise adversely affect the Portfolio Fund’s ability to pursue its investment strategy.

Common Stock Risk. The Fund and/or Portfolio Funds may invest in common stocks. The common stock of an issuer in the Fund and/or Portfolio Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund and/or Portfolio Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Dividend-Paying Stock Risk. The Fund and/or Portfolio Funds may invest in dividend-paying stocks, which involve the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund and/or Portfolio Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. There is no guarantee that issuers of the stocks held by the Fund and/or Portfolio Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Large Capitalization Company Risk. The Fund and/or Portfolio Funds may invest in large capitalization companies, which may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Commodity Price Risk. Many of the issuers of securities in which the Fund invests through the Fund and/or Portfolio Funds may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic

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production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.

Energy Sector Risk. The Fund and/or Portfolio Funds may invest in the energy sector, which is subject to energy sector risks. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Utilities Risk. The Fund and/or Portfolio Funds may invest in the securities of utility issuers which may render the Fund susceptible to adverse economic, political or regulatory occurrences affecting such issuers. The utility industry generally includes companies involved in providing products, services or equipment for the generation or distribution of electricity, gas or water; telecommunications services; or infrastructure projects, such as airports. Various sectors of this industry and particular companies within the sector may not perform as well as the industry as a whole.

Telecommunications Risk. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of services to residential, corporate and governmental customers. Additionally, telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.

Industrial Products, Services and Equipment Company Risk. Industrial products, services and equipment companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Financial Services Companies Risk. The Fund and/or Portfolio Funds may invest in financial services companies thereby exposing the Fund to various risks. These risks include the changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial services companies have recently

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experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man- made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Distribution Risk. The Fund expects that some of the cash flow it receives will be derived from its investments in equity securities that pay dividends or other distributions. Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason. The amount and tax characterization of cash available for distribution by such issuers will vary, depending upon, among other things, the amount of cash generated by such entity’s operations. Cash flow available for distribution will vary from quarter to quarter.

Regulatory Risk. Issuers in which the Fund and/or Portfolio Funds may invest, including some master limited partnerships (“MLPs”) or entities operating in the energy, utility and telecommunications sectors, are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of some stocks in the Fund and/or Portfolio Funds’ portfolio. There is also an inherent risk that issuers in which the Fund and/or Portfolio Fund invests, including MLPs, may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. Such issuers may not be able to recover these costs from insurance.

Investment Companies and Exchange-Traded Notes Risk. The Fund and/or Portfolio Funds may invest in the securities of other investment companies, including exchange-traded funds, and in exchange-traded notes, to the extent permitted by law. To the extent the Fund and/or Portfolio Fund invests in the common equity of investment companies, the Fund and/or Portfolio Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund and/or Portfolio Fund will also remain obligated to pay management fees to the investment adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund’s Common Shares will be in effect subject to duplicative investment expenses. The securities of other investment companies in which the Fund and/or Portfolio Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s Common Shares) will be diminished.

Highly Volatile Markets. The prices of securities and derivative instruments, including futures and options prices, may be highly volatile. Price movements of securities, forward contracts, futures contracts, and other derivative contracts in which the Fund and/or Portfolio Funds may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and U.S. and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because

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of, among other things, interest rate fluctuations. The Fund and/or Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

Trading Risks. Substantial risks are involved in the trading of securities. Market movements can be volatile and are difficult to predict. U.S. government activities, particularly those of the Federal Reserve Board, can have a profound effect on interest rates that, in turn, substantially affect securities, and futures prices as well as the liquidity of markets. Politics, recession, inflation, employment levels, trade policies, international events, war, acts of terrorism and other unforeseen events can also have significant impacts upon the prices of securities. A variety of possible actions by various government agencies also can inhibit the profitability of the Fund and/or Portfolio Fund’s investments or can result in losses. Such events, which can result in huge market movements and volatile market conditions, create the risk of catastrophic losses for the Fund and/or Portfolio Fund, and therefore the Fund. Various techniques may be employed to attempt to reduce a portion of the risks inherent in the strategies utilized on behalf of the Fund and/or Portfolio Fund. The ability to achieve the desired effect through a particular technique is dependent upon many factors, including the liquidity of the market at the desired time of execution. Thus, substantial risk remains that the techniques employed by the Fund and/or Portfolio Fund cannot always be implemented or effective in reducing losses. The activities undertaken on behalf of the Fund will involve a degree of leverage. Accordingly, a relatively small price movement may result in substantial and immediate losses. At various times, the markets for securities and futures may be “thin” or illiquid, making purchases or sales of securities or commodities at desired times, at prices or in desired quantities difficult or impossible. The volume and volatility of trading in the market depend in part on general public interest and public opinion concerning economic conditions as well as the liquidity provided by market-makers and specialists. The liquidity of the market may also be affected by a halt in trading on a particular securities exchange or exchanges. Illiquid markets may make it difficult to get an order executed at a desired price.

Trade Errors. The Advisers’ and/or Portfolio Fund Managers’ computerized trading systems rely on the ability of their personnel to accurately process such systems' outputs and to use the proper trading orders, including stop-loss or limit orders, to execute the transactions called for by the systems. In addition, they rely on their staff to properly operate and maintain the computer and communication systems upon which the trading systems rely. Such systems are inherently subject to human errors, including the failure to implement, or the inaccurate implementation of any of the systems, in addition to errors in properly executing transactions. This could cause substantial losses on transactions, and any such losses could substantially and adversely affect the performance of the Fund.

Difficult-to-Value or Illiquid Investments Risk. The Fund and/or the Portfolio Funds may invest in securities that are difficult to value or that are illiquid. It may be more difficult to sell illiquid securities at an attractive price, particularly if they are not publicly-traded. Where the Fund and/or Portfolio Fund desires registration of the security, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund and/or Portfolio Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund and/or Portfolio Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Temporary Defensive Investments. When a temporary defensive posture is believed by the Advisers to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments, and repurchase agreements in respect of those instruments, that the Advisers determine in their judgment to be of appropriate creditworthiness. Money market instruments in which the Fund may invest include obligations of the U.S. government, its agencies or instrumentalities; commercial paper that the Advisers determine to be investment grade, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

Turnover. The Fund and/or Portfolio Funds may invest on the basis of certain short-term market considerations. The turnover rate within the Fund and/or Portfolio Funds are expected to be significant, potentially involving substantial brokerage commissions, fees and other transaction costs.

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Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. government securities, the outbreak of infectious diseases such as Ebola and other similar events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of these events cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the Common Shares.

Economic Events. While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. The policy of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self- regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to Shareholders.

Warrants Risk. Through its various investment strategies, the Fund may acquire equity warrants, which carry their own unique risks. For example, if the price of the underlying stock tied to a warrant does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur during the term of the Fund, which may adversely affect the Fund. For example, the regulatory environment for highly leveraged investors is evolving, and changes in the direct or indirect regulation of highly leveraged investors may adversely affect the ability of the Fund to pursue its investment strategies. If some of the Fund’s assets will be located offshore, there is a possibility that the jurisdiction in which the assets are housed until deployment will undergo tax, corporate or other changes of law, which could adversely impact the Fund and/or the Shareholders.

Dodd-Frank Act. On July 21, 2010, President Obama signed into the law Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Among other things, the Dodd-Frank Act grants regulatory authorities, such as the Commodity Futures Trading Commission (the “CFTC”) and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. Many provisions of the Dodd-Frank Act have been implemented through regulatory

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rulemakings and similar processes, including those affecting private funds, and many other provisions will continue to be implemented over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict and may be adverse, as it is unclear whether the aforementioned regulatory authorities will continue to undertake rulemaking or supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Direct and indirect changes from the Dodd-Frank Act and follow-on regulation have occurred and may continue to occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund and the Portfolio Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Portfolio Funds to achieve their investment objectives. In addition, greater regulatory scrutiny may increase the Fund's and the Advisers’ exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Advisers, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

There can be no assurance that additional legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

Securities Exchange Act of 1934. In connection with any acquisition or beneficial ownership by the Fund and/or Portfolio Fund of more than five percent (5.00%) of any class of the equity securities of a company registered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund or Portfolio Fund may be required to make certain filings with the SEC. Generally, these filings require disclosure of the identity and background of the purchaser, the source and amount of funds used to acquire the securities, the purpose of the transaction, the purchaser’s interest in the securities, and any contracts, arrangement or undertakings regarding the securities. In certain circumstances, the Fund or Portfolio Fund may be required to aggregate its investment position in a given issuer with the beneficial ownership of that issuer’s securities by or on behalf of the Adviser, and its affiliates, which could require the Fund, together with such other parties, to make certain disclosure filings or otherwise restrict the Fund or Portfolio Fund’s activities with respect to such Portfolio issuer’s securities. In addition, if the Fund or Portfolio Fund becomes the beneficial owner of more than ten percent (10.00%) of any class of the equity securities of a company registered under the Exchange Act, the Fund or Portfolio Fund may be subject to certain additional reporting requirements and to liability for short-swing profits under Section 16 of the Exchange Act. The Fund or Portfolio Fund will likely intend to manage its investments so as to avoid the short-swing profit liability provisions of Section 16 of the Exchange Act.

Limits of Risk Disclosures

The above discussion of the various risks associated with the Fund and its securities are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or described in this Prospectus.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Adviser and Sub-Adviser. The Board of Trustees approves all material agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, the Adviser and the Sub-Adviser subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Officers of the Fund are affiliated with either the Adviser or Sub-Adviser. While each such officer intends to devote what he and the Board of Trustees believe to be a sufficient amount of his professional time to his duties and

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responsibilities as the particular officer of the Fund, such officer’s services are not exclusive to the Fund and such officer may provide similar services to other clients. While each officer and the Board of Trustees believe that such officer’s intended allocation of his professional time to Fund business is reasonable and appropriate, the fact that his services are not exclusive nonetheless entails the risk that the Fund’s compliance function will receive a lesser amount of attention than if such officer devoted all of his professional time to his duties as the particular officer of the Fund, and this risk could adversely impact the Fund.

The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Adviser

Crow Point Partners, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund and is registered as such with the SEC under the Advisers Act (the “Adviser”). The Adviser’s address is 25 Recreation Park Drive, Suite 206, Hingham, MA 02043. The Adviser currently provides investment advice to separately managed accounts at various wire houses and to institutions directly. The Adviser also serves as the sub-adviser of several registered investment companies and pooled trusts. The Adviser has a total of approximately eight hundred and fifty million ($850,000,000.00) in assets under management, advisement, or service as of October 2017. Approximately ninety-five percent (95.00%) of the Adviser is owned by its principals and employees.

The Adviser provides investment advisory services to the Fund, under the supervision of the Board of Trustees, pursuant to an investment advisory agreement, dated September 15, 2017 (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser, under the oversight of the Board of Trustees, implements the overall investment strategy for the Fund; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; invest and reinvest the assets of the Fund by selecting the securities, instruments and other investments and techniques that the Fund may purchase, sell or use; and fulfills certain regulatory compliance responsibilities. In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month an advisory fee at the annual rate of one and a half percent (1.50%) of the Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Fund’s assets.

The Advisory Agreement was approved by the Board of Trustees on September 15, 2017. A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Fund’s initial semi-annual report to Shareholders.

Under a separate administration agreement, the Fund also pays the Adviser a fee of 0.10% of the Fund's average daily net assets for providing certain administrative services. Such services include: (i) determining the fair value of portfolio securities when market quotations are not readily available (including promptly making knowledgeable personnel of the Adviser available for discussions with the administrator, the Board of Trustees and/or any fair valuation committee appointed by the Board of Trustees upon reasonable request); (ii) obtaining bids and offers or quotes from broker-dealers or market makers with respect to securities held by the Fund; and (iii) providing information upon request on valuations the Adviser has determined of securities, all for the purpose of calculating the Fund’s net asset value in accordance with the policies, procedures and methods established by the Board of Trustees.

Sub-Adviser

  Prism Capital Advisors, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the sub-adviser to the Fund and is registered as such with the SEC under the Advisers Act (the “Sub-Adviser”). The Sub-Adviser’s address is 15333 N. Pima Road, Suite 225, Scottsdale, Arizona 85260. The Sub-Adviser also serves as an investment adviser to a private investment fund.

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The Sub-Adviser provides investment advisory services to the Fund, under the oversight of the Adviser and the Board of Trustees, pursuant to a sub-advisory agreement, dated September 15, 2017 (the “Sub-Advisory Agreement”). Under the terms of the Sub-Advisory Agreement, the Sub-Adviser, under the oversight of the Adviser and the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides facilities and personnel, including officers required for the operations of the Fund. In consideration of the sub-advisory services provided by the Sub-Adviser to the Fund, the Adviser will pay to the Sub-Adviser at the end of each calendar month a sub-advisory fee equal to eighty percent (80.00%) of the Advisory Fee paid to the Adviser. For the avoidance of doubt, such fee shall be a percentage of the net fee paid to the Adviser, after the fee and reimbursement waiver, pursuant to the Expense Limitation Agreement, discussed above.

A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees will be available in the Fund’s initial semi-annual report to Shareholders.

Portfolio Managers

The following members of the Portfolio Management Team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Portfolio Management Team has been in service since the Fund’s launch in 2017.

Peter DeCaprio – Principal, Portfolio Manager, Co-Founder, Crow Point Partners, LLC

Mr. DeCaprio co-founded Crow Point Partners in 2006. He serves as the firm’s Head of Trading and is a co-portfolio manager on the Crow Point Defined Risk Global Equity Income fund, the EAS Crow Point Alternatives fund, and other private L.P. vehicles. Previously, Mr. DeCaprio worked at Evergreen Investments as a senior analyst covering the utility, telecommunications, and media sectors. Prior to Evergreen, Mr. DeCaprio was a senior equity analyst at Thomas Weisel Partners. He has also worked as an analyst at BancBoston Robertson Stephens, Dillon Read and Co. Inc., Houlihan Lokey Howard and Zukin, and TIAA-CREF. He is a graduate of Duke University’s Fuqua School of Business, where he received his MBA, and Tufts University, where he received a Bachelor of Arts degree.

Thomas Radic – Portfolio Manager, Managing Member of TR Investment LLC, the Managing Member of Prism Capital Advisors, LLC

Mr. Radic is the President and Portfolio Manager of Prism Capital Advisors, LLC. Prior to founding Prism Capital Advisors and during the previous five years, Mr. Radic managed personal investments in real estate. During his tenure as Pan-European Head of Hedge Fund Sales-Trading at Goldman Sachs, he advised some of the world’s largest hedge funds, pension funds and mutual funds on investment strategy, asset allocation, security selection, in addition to assisting clients in the implementation and execution of these strategies. Mr. Radic received a Bachelors of Science degree from Arizona State University and a Masters of International Management and Business from the American Graduate School of International Management.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

FUND EXPENSES

In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, interest, taxes, banking fees, expenses of legal services, expenses of the auditing and other services of its independent registered public accounting firm, stock exchange listing fees, the costs of shareholder meetings and of preparing, printing, mailing proxy statements and soliciting proxies, costs of printing share certificates (if any) and shareholder reports, charges of the Fund’s custodian, charges of the transfer agent and dividend disbursing agent, charges of any provider of shareholder services and market support to the Fund, SEC fees, fees of Independent Trustees, expenses of the Trustees, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of its Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers, Trustees

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and officers liability policy, expenses of qualifying the Fund for sale in various states, and the Fund’s pro rata portion of the compensation of personnel of the Advisers who perform shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund including fees payable to the Fund’s various service providers. Such expenses also will include expenses of any action, suit or other proceedings in which or in relation to which, among others, an Adviser or any Trustee is entitled to indemnity by the Fund. The Fund also will be responsible for all commissions and other costs of portfolio transactions and any extraordinary expenses that may be incurred by the Fund from time to time.

In addition, the Fund is responsible for all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the Portfolio Funds, including any fees and expenses charged by the Portfolio Fund Managers of the Portfolio Funds (including management fees, performance or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in the Portfolio Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees.

Pursuant to the Expense Limitation Agreement, the Advisers are entitled to receive equal reimbursement from the Fund of organizational and offering expenses paid on the Fund’s behalf, either directly or through the Adviser’s affiliates; provided, however, that the Advisers have agreed to limit the amount of organizational and offering expenses incurred by the Fund to 0.24% of the aggregate proceeds raised in the offer, after payment of selling commissions. Any reimbursements of organizational and offering expenses by the Fund to the Advisers will not exceed actual expenses incurred by the Advisers or the Adviser’s affiliates, and the Advisers are responsible for the payment of the Fund’s cumulative organizational and offering expenses to the extent they exceed 0.24% of the aggregate proceeds raised in the offering, after payment of selling commissions.

The Adviser agreed to waive its fees and reimburse expenses of the Fund, until at least December 31, 2018, to ensure that total annual fund operating expenses after the fee waiver and reimbursement (including distribution and servicing fees, but excluding organizational and offering expenses, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 2.15% of the Fund’s average daily net assets, computed on a monthly basis. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. Notwithstanding the foregoing, the Fund will make repayments to the Adviser only if, and to the extent that, such recoupment does not cause the Fund’s expense ratio to exceed both: (i) the Fund’s expense limitation in place at the time such amounts were waived, and (ii) the Fund’s current expense limitation. This agreement may be terminated only by the Fund’s Board of Trustees on sixty (60) days’ written notice to the Adviser.

Organization and Offering Expenses

The Advisers and their affiliates have incurred organizational and offering costs, on the Fund’s behalf, of approximately one hundred twenty thousand dollars ($120,000.00) as of October 4, 2017. The Advisers and their affiliates are entitled to receive reimbursement for costs paid on behalf of the Fund. The Fund records organization and offering costs each period based upon an allocation determined by the Adviser based on its expectation of total organization and offering costs to be reimbursed. As of October 4, 2017, no organization and offering costs have been allocated to the Fund.

Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred. The Fund’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. These costs will be deferred and amortized over a twelve (12) month period on a straight-line basis when operations begin.

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As discussed above, the Advisers will be entitled to receive equal reimbursement from the Fund of organization and offering expenses up to 0.24% of the aggregate proceeds raised in the offering, after payment of selling commissions and dealer manager fees.

NET ASSET VALUE

The Fund will calculate its net asset value as of the close of business on the last Business Day of each calendar month, each date that a Common Share is offered or repurchased, as of the date of any distribution and at such other times as the Board of Trustees shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. With respect to the valuation of securities held by the Fund, the Fund will generally value such assets as described below.

The Board of Trustees is responsible for the determination of the Fund’s net asset value. In making such determination, the Board of Trustees must determine, in “good faith,” the fair value of portfolio securities. The Board of Trustees, including a majority of its independent directors, have approved written policies and procedures (the “Valuation Procedures”) for purposes of determining the value of securities held by the Fund, including the fair value of the Fund’s investments in Portfolio Funds. The Board of Trustees continuously reviews the appropriateness of the Fund’s method for valuing portfolio securities.

If market quotations are not readily available, as in the case of Portfolio Funds, securities are valued at the fair market value determined by the Board of Trustees. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Board of Trustees believes to be reliable. The Board of Trustees has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser, which acts under the supervision of the Board of Trustees. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Portfolio Funds will be difficult to value, particularly to the extent that their underlying investments are not publicly traded. Generally, the valuation of the Fund’s investment in Portfolio Fund securities will be valued according to the value of the Fund’s account or capital account balance with such Portfolio Fund as determined by such account’s custodian or administrator in accordance with the requirements of the Portfolio Fund’s organizational documents or advisory agreement. The Portfolio Fund’s organizational documents or advisory agreement may provide that the Portfolio Fund is not required to provide, nor will it provide, estimates or indications of the Portfolio Fund’s net asset value or the account balance on the Determination Date. The Fund will attempt to require that each Portfolio Fund provide estimates and indications of the Portfolio Fund’s net asset value or account balance on each Determine Date in a side letter or similar written agreement among the parties, however, no assurance can be given that the Fund will be successful in receiving this information. In the event a Portfolio Fund does not report a value to the Fund on a timely basis, the Adviser, acting under the supervision of the Board of Trustees and pursuant to policies implemented by the Board of Trustees, will determine the fair value of the Fund’s investment based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board of Trustees, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Portfolio Fund at the time of valuation or to adjust the value to reflect a premium or discount.

There is no single standard for determining fair value of a security. Rather, the Adviser’s fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated net asset values of the Portfolio Funds’ assets may differ from their actual realizable value or future fair value. In determining the fair value of a security for which there are no readily available market quotations, the Adviser, acting under the supervision of the Board of Trustees and pursuant to policies implemented by the Board of Trustees, may consider several factors, including fundamental analytical data

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relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s Portfolio Fund Manager. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors. As part of its due diligence of Portfolio Fund investments, the Adviser will attempt to obtain current information on an ongoing basis from market sources, the Portfolio Fund Managers and/or issuers to value all fair valued securities. However, it is anticipated that portfolio holdings and other value information of the Portfolio Funds could be available on no more than a monthly basis. Based on its review of all relevant information, the Adviser may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Portfolio Fund does not represent the fair value of the Fund’s investment in such security. Portfolio Funds that invest primarily in publicly traded securities are more easily valued because the values of their underlying investments are based on market quotations.

Before investing in any Portfolio Fund, the Sub-Adviser, under the oversight of the Board of Trustees, will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Sub-Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. After investing in a Portfolio Fund, the Sub-Adviser will monitor the valuation methodology used by the asset manager and/or issuer of the Portfolio Fund. Following procedures adopted by the Board of Trustees, in the absence of specific transaction activity in a particular investment fund, the Board of Trustees will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the net asset value reported by the Portfolio Fund at the time of valuation or to adjust the value to reflect a premium or discount. The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Valuation Committee of the Board of Trustees will review any securities valued by the Adviser in accordance with the Fund’s valuation policies. The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Valuation Committee of the Board of Trustees will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before the Fund calculates its net asset value, securities will be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask prices.

The Advisers participate in the valuation process by preparing the fair valuation for any such securities as per approved procedures and pursuant to a fair value process developed in coordination with the Administrator. The Advisers’ process is tested and subject to ongoing and periodic monitoring by the Advisers and the Administrator. The Board of Trustees has delegated execution of these procedures to the Fund’s treasurer or assistant treasurer, administrator and Advisers. The Board of Trustees reviews and ratiﬁes the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

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In cases where a fair valuation of securities is applied, the Fund’s net asset value reﬂects certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund, Administrator and Advisers may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund. In computing the net asset value, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange (the “NYSE”), which ordinarily occurs at four o’clock p.m. (4:00 p.m.) Eastern Time. Prices of foreign securities quoted in foreign currencies are translated into U.S. Dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its Common Shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its net asset value, the Administrator may need to price the security using the Fund’s fair value pricing guidelines.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund’s assets that are invested in one or more ETFs, the Fund’s net asset value is calculated based upon value the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. Dollar, the net asset value of the Fund’s Common Shares may be affected by changes in the value of currencies in relation to the U.S. Dollar. The value of these instruments denominated in currencies other than the U.S. Dollar may be affected signiﬁcantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Expenses of the Fund, including the Advisory Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value if the judgments of the Board of Trustees, the Advisers, or the Advisers regarding appropriate valuations should prove incorrect.

PURCHASES OF SHARES

Purchase Terms

Investors may only purchase Common Shares subject to the Adviser’s approval in their sole and absolute discretion. The Fund will accept initial and additional purchases of Common Shares as of the ﬁrst day of each calendar month. The investor must submit a completed Investor Application form in good order ﬁve (5) Business Days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three (3) Business Days prior to the applicable purchase date in the full amount of the purchase. A completed Investor Application is generally considered to be in “good order” if it complies with the Adviser’s administrative

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procedures and the required information is complete. An Investor Application generally requires an investor to provide certain information about itself and to make certain representations, warranties and agreements, including an agreement to indemnify the Fund, the Advisors, M3Sixty Administration and the Distributor (collectively, the “Fund Parties”) as a result of any misrepresentations made by the investor in the Investor Application. The Fund will rely on, without investigation, an investor’s completed Investor Application (as well as any information required to be provided by the investor pursuant to the Investor Application), and the Fund Parties will not be liable to the investor or any other party for such reliance. In addition, the Fund Parties will have no obligation or responsibility whatsoever for ensuring information contained in the Investor Application concerning the investor is accurate or that any information required to be provided by an investor is accurate or that it is provided to the Fund in a timely manner. An investor who misses one or both of these deadlines or whose Investor Application is not in good order will have the effectiveness of its investment in the Fund delayed until the following month. Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Common Shares purchased (and an investor does not become a Shareholder with respect to such Common Shares) until the applicable purchase date, i.e., the ﬁrst Business Day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date. Any amounts received in advance of the initial or subsequent purchases of Common Shares are placed in a non-interest-bearing account with the Custodian (as deﬁned herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Common Shares in the Advisers’ sole and absolute discretion (including, without limitation, when it has reason to believe that a purchase of Common Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

The minimum initial investment in the Fund from each investor is twenty-five thousand dollars ($25,000.00), and the minimum additional investment in the Fund is ten thousand dollars ($10,000.00). The minimum initial and additional investments may be reduced by the Fund with respect to employees, officers or Trustees of the Fund, an Adviser or their affiliates. The Fund may repurchase all of the Common Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than twenty-five thousand dollars ($25,000.00). Initial and any additional purchases of Common Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchase of Common Shares must be made in one installment.

Eligible Investors

Each investor in the Fund will be required to certify to the Fund that the Common Shares are being acquired for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Investors who are “accredited investors” are referred to in this Prospectus as “Eligible Investors.” An Eligible Investor is either:

(a) A natural person who had an individual income in excess of two hundred thousand dollars ($200,000.00) in each of the two (2) most recent years, or joint income with that person’s spouse in excess of three hundred thousand ($300,000.00) in each of those years, and who has a reasonable expectation of reaching the same income level in the current year;

(b) A natural person who has a net worth, or joint net worth with that person’s spouse, at the time of purchase that exceeds one million dollars ($1,000,000.00). The following assets or liabilities shall be excluded from the net worth calculation: (i) the value of the investor’s primary residence; and (ii) any indebtedness that is secured by the investor’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Common Shares (except that if the amount of such indebtedness outstanding at the time of the sale of Common Shares exceeds the amount outstanding sixty (60) days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability). Any indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Common Shares, shall be included as a liability for purposes of the net worth calculation;

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(c) An employee benefit plan within the meaning of Employee Retirement Income Security Act of 1974 and: (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or (ii) the employee benefit plan has total assets in excess of five million dollars ($5,000,000.00); or (iii) if a self-directed plan, the investment decisions are made solely by persons that qualify under any other eligibility category set forth herein;

(d) A trust: (i) with total assets in excess of five million dollars ($5,000,000.00); (ii) that was not formed for the purpose of investing in the Fund; and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

(e) A Trustee or executive officer of the Fund;

(f) An entity with total assets in excess of five million dollars ($5,000,000.00) that was not formed for the purpose of investing in the Fund, and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; (iv) an organization described in Section 501(c)(3) of the Code; or (v) a Massachusetts or similar business/statutory trust;

(g) Any “bank” as defined in Section 3(a)(2) of the Securities Act, “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

(h) A broker or dealer registered with the SEC under the Exchange Act;

(i) An investment company registered under the Investment Company Act;

(j) An entity that has elected to be treated or qualifies as a “business development company” within the meaning of Section 2(a)(48) of the Investment Company Act or Section 202(a)(22) of the Advisers Act;

(k) An insurance company as defined in Section 2(a)(13) of the Securities Act;

(l) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of five million dollars ($5,000,000.00);

(m) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

(n) An entity in which all of the equity owners are “accredited investors” (as defined in Regulation D under the Securities Act).

Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the Investor Application. The Advisers and any registered investment adviser (a “RIA”) who invest client assets in Common Shares may impose additional eligibility requirements on investors who purchase Common Shares through such RIA.

PERIODIC REPURCHASE OFFERS

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive net asset value on a disposition of at least a portion of Common Shares, makes periodic offers to repurchase Common Shares. No Shareholder will have the right to require the Fund to repurchase its Common Shares, except as permitted by the Fund's interval structure. No public market for the Common Shares exists, and none is expected to develop in the future. Consequently, Shareholders will not be able to liquidate their investment other than as a result of repurchases of their Common Shares by the Fund, and then only on a limited basis.

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The Fund has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental policy, which cannot be changed without Shareholder approval, requiring the Fund to offer to repurchase at least five percent (5.00%) and up to twenty-five (25.00%) of its Common Shares at net asset value on a regular schedule. Although the policy permits repurchases of between five percent (5.00%) and twenty-five (25.00%) of the Fund's outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase ten percent (10.00%) of the Fund's outstanding Common Shares at net asset value subject to approval of the Board of Trustees. The schedule requires the Fund to make repurchase offers every three months. The Fund expects the first repurchase offer to be issued in the first quarter of calendar year 2018.

Repurchase Dates

The Fund will make quarterly repurchase offers every three (3) months. As discussed below, the date on which the repurchase price for Common Shares is determined will occur no later than the fourteenth (14th) day after the Repurchase Request Deadline (or the next Business Day, if the fourteen (14th) day is not a Business Day).

Repurchase Request Deadline

The date by which Shareholders wishing to tender Common Shares for repurchase must respond to the repurchase offer typically falls seven (7) days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least twenty-one (21) days before and no more than forty-two (42) days before the Repurchase Request Deadline, written notice to each Shareholder setting forth, among other things:

(a) The percentage of outstanding Common Shares that the Fund is offering to repurchase and how the Fund will purchase Common Shares on a pro rata basis if the offer is oversubscribed;

(b) The date on which a Shareholder's repurchase request is due;

(c) The date that will be used to determine the Fund's net asset value applicable to the repurchase offer (the “Repurchase Pricing Date”);

(d) The date by which the Fund will pay to Shareholders the proceeds from their Common Shares accepted for repurchase;

(e) The net asset value of the Common Shares as of a date no more than seven (7) days before the date of the written notice and the means by which Shareholders may ascertain the net asset value;

(f) The procedures by which Shareholders may tender their Common Shares and the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline;

(g) The circumstances in which the Fund may suspend or postpone the repurchase offer; and

(h) The repurchase offer amount and any applicable fees to such repurchase.

This notice may be included in a Shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a Shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the Shareholder will be unable to liquidate Common Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the fourteenth (14th) day after the Repurchase Request Deadline (or the next business day, if the fourteen (14th) day is not a Business Day). The Fund expects to distribute

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payment to Shareholders between one (1) and three (3) Business Days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The repurchase price is the net asset value per Common Share. The Fund's net asset value per Common Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates net asset value is discussed below under “Net Asset Value.” During the period an offer to repurchase is open, Shareholders may obtain the current net asset value by calling the Fund's Transfer Agent at 877.244.6235.

Repurchase Fee on Shares Repurchased within One Year of Purchase

A two percent (2.00%) early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Common Shares at any time prior to the day immediately preceding the one-year anniversary of an Shareholder’s purchase of the Common Shares (on a “ﬁrst in-ﬁrst out” basis). The early repurchase fee will be retained by the Fund for the beneﬁt of the remaining Shareholders.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the Investment Company Act, as described below, but only with the approval of a majority of the Board of Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act. The Fund may suspend or postpone a repurchase offer only: (i) for any period during which the NYSE or any other market in which the securities owned by the Portfolio Funds are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Common Shares that must be tendered before the Fund will honor repurchase requests. However, the Board of Trustees shall set for each repurchase offer a maximum percentage of Common Shares that may be repurchased by the Fund, which is currently expected to be ten percent (10.00%) of the Fund's outstanding Common Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Common Shares up to a maximum amount of two percent (2.00%) of the outstanding Common Shares. If the Fund determines not to repurchase additional Common Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Common Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Common Shares tendered on a pro rata basis.

If any Common Shares that a Shareholder wishes to tender to the Fund are not repurchased because of proration, the Shareholder will have to wait until the next repurchase offer and resubmit a new repurchase request, and the Shareholder’s repurchase request will not be given any priority over other Shareholders' requests. Thus, there is a risk that the Fund may not purchase all of the Common Shares that a Shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Common Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that a Shareholder will be able to tender his/her/its Common Shares when or in the amount that the Shareholder desires.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Common

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Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Common Shares by increasing the Fund's expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Common Shares so as to mitigate these effects.

These and other possible risks associated with the Fund's repurchase offers are described under “Non-Listed Closed-End Fund Structure – Repurchase Offers Risk” below. In addition, the repurchase of Common Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Taxation” below and “Tax Aspects” in the SAI.

Transfers of Shares

Common Shares may be transferred only:

(a) By operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

(b) Under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

A Shareholder transferring Common Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

In subscribing for Common Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Advisers, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

NON-LISTED CLOSED-END FUND STRUCTURE

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Common Shares on a daily basis at a price based on net asset value.

Limitations on Transfer; Shares Not Listed; No Market for Shareholder Shares. The transferability of Common Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. The Common Shares are not traded on any national securities exchange or other market. No market currently exists for the Common Shares, and the Fund contemplates that one will not develop. The Common Shares are, therefore, not readily marketable. Although the Fund will conduct periodic repurchases of Common Shares, no assurances can be given that the Fund will not suspend the offer in accordance with Rule 23c-3(b)(3)(1). Consequently, Common Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

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Repurchase Offers Risk. As described under “Periodic Repurchase Offers” above, the Fund is an “interval fund” and, in order to provide liquidity to Shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund's outstanding Common Shares at net asset value, subject to approval of the Board of Trustees. In all cases such repurchases will be for at least five percent (5.00%) and not more than twenty-five percent (25.00%) of its outstanding Common Shares at net asset value, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers for ten percent (10.00%) of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund's investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund's investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund's repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund's expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Board of Trustees of the Fund may determine to increase the amount repurchased by up to two percent (2.00%) of the Fund's outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Board of Trustees of the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus two percent (2.00%) of the Fund's outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the net asset value of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the net asset value for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to Shareholders.

VOTING RIGHTS OF SHAREHOLDERS

  Each of the Fund’s Shareholders will have the right to cast a number of votes based on the number of Common Shares held at any meeting of Shareholders called by the Trustees or Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Shareholders will be entitled to vote on any matter on which holders of equity securities of a registered investment company formed as a statutory trust under the laws of the State of Delaware would be entitled to vote, including selection of Trustees, changes to the Fund’s fundamental investment policies, and approval of the selection of any new investment adviser or sub-adviser to the Fund. Except for the exercise of their voting privileges, the Fund’s Shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

TAXATION

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and the Shareholders that should be considered by a prospective Shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. As long as the Fund so qualifies, the Fund (but not the Shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to Shareholders. The Fund intends to distribute substantially all of such income and gains annually.

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Distributions made from the Fund’s excess of net long-term capital gains over net short-term capital losses, or “net capital gain” (“capital gain dividends”), if properly reported by the Fund, are taxable to U.S. Shareholders as long-term capital gains, regardless of the length of time the U.S. Shareholder has owned Common Shares. Ordinary income and capital gain dividends are taxable to Shareholders even if they are reinvested in additional Common Shares of the Fund. Distributions in excess of the Fund’s current and accumulated earnings and profits (which represent a return of capital, meaning a return to Shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a Shareholder’s Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such Shareholder. The Fund will provide the Shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income, and as ordinary income dividends.

To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy certain source-of-income, asset diversification and distribution requirements. In determining the whether the Fund meets the diversification requirements the Fund will take into account its distributive share of the individual items of income and assets of the Portfolio Funds (treated as partnership for tax purposes) in which it is a partner in accordance with GCM 39207 Internal Revenue Code Sec(s). 851, 03/29/1984. If, in any taxable year, the Fund fails to qualify as a RIC, the Fund would be taxed in the same manner as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to re-qualify for taxation as a RIC. For more information, see “Tax Aspects” in the SAI.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISERS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

 PLAN OF DISTRIBUTION

The Fund is offering on a continuous basis up to six million (6,000,000.00) Common Shares. The minimum initial investment is twenty-five thousand dollars ($25,000.00). Once a prospective investor’s order is received, a conﬁrmation will be sent to the investor. The investor’s account with the Selling Agent will be debited for the purchase amount, which will be deposited into an account with the Transfer Agent. See “Purchases of Shares — Purchase Terms.” Subscriptions will be effective only upon the Fund’s acceptance and the Fund reserves the right to reject any subscription in whole or in part. The Common Shares will not be listed on any national securities exchange.

Foreside Fund Services, LLC (the “Distributor”) acts as the distributor of the Fund’s Common Shares on a best efforts basis. Under the terms of a distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”) will continually distribute shares of the Fund on a best efforts basis but shall not be obligation to sell a certain number of Common Shares. The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund (each a “Selling Agent” and collectively, the “Selling Agents”).

For these services, the Fund will pay a monthly fee out of the net assets of Common Shares at an annual rate of 0.10% of the aggregate net asset value of the Common Shares, determined and accrued as of the last day of each calendar month (before any periodic repurchases of Common Shares) (the “Distribution and Servicing Fee”). The maximum Distribution and Servicing Fee per annum shall be sixty thousand dollars ($60,000.00). There is no sales charge for purchases of the Common Shares.

As noted above, the Distributor may engage one or more Selling Agents to assist in the distribution of Common Shares. The Distributor may pay various Selling Agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Common Shares sales and support. The Distribution and Servicing Fee is charged on an aggregate Fund-wide basis, and Shareholders will be subject to the

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Distribution and Servicing Fee as long as they hold their Common Shares. Each compensated broker, dealer or other ﬁnancial advisor is paid based on the aggregate net asset value of outstanding Common Shares held by Shareholders that receive services from such broker, dealer or other ﬁnancial advisor. Because the Distribution and Servicing Fee is paid out of Fund assets on a monthly basis, over time these fees will increase the cost of an investment.

Pursuant to the Distribution Agreement, the Distributor is compensated by the Adviser (and not the Fund) for providing certain distribution services to the Fund, including out-of-pocket expenses. The Adviser shall pay the Distributor an annual asset based fee equal to one (1.00) basis point, calculated and payable monthly based on the net asset value of the Fund (subject to a minimum monthly fee of one thousand five hundred dollars ($1,500.00)), plus reasonable out-of-pocket expenses incurred by the Distributor in connection with providing these services. The maximum compensation payable to the Distributor for distribution related services shall be eighteen thousand dollars ($18,000.00) per annum, and the maximum amount reimbursed to the Distributor for out-of-pocket expenses shall be eight thousand five hundred dollars ($8,500.00) per annum.

The following table summarizes the compensation structure described above:

Agreement	Fee	Rate as a Percentage of Fund Assets	Paid By	Maximum Amount of Fees
Distribution Agreement	Distribution and Servicing Fee[1]	0.10%	The Fund	$60,000.00
Distribution Services Agreement	Distributor Compensation[2]	0.01%	The Adviser	$26,500.00[3]

1. The Fund will pay a monthly fee out of the net assets of Common Shares at an annual rate of 0.10% of the aggregate net asset value of the Common Shares, determined and accrued as of the last day of each calendar month (before any periodic repurchases of Common Shares) (the “Distribution and Servicing Fee”). The Distributor may pay various Selling Agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Common Shares sales and support. The maximum Distribution and Servicing Fee shall be sixty thousand dollars ($60,000.00).

2. The Distributor is compensated by the Adviser (and not the Fund) for providing certain distribution services to the Fund, including out-of-pocket expenses. The maximum compensation payable to the Distributor for distribution related services shall be eighteen thousand dollars ($18,000.00) per year, and the maximum amount reimbursed to the Distributor for out-of-pocket expenses shall be eight thousand five hundred dollars ($8,500.00) per year during the entire offering period.

3. Includes eight thousand five hundred dollars ($8,500.00) for out-of-pocket expenses reimbursed by the Adviser.

The Distributor will periodically monitor the compensation paid by the Fund to the underwriters and all related persons so that the Fund does not exceed the allowable limitations set forth within FINRA Rule 5110.

DISTRIBUTIONS AND DIVIDENDS

The Fund intends to distribute substantially all of its net investment income and all of its realized short-term and long-term gains, if any, to Shareholders annually as of the last Business Day of each calendar year. It is likely that many of the Portfolio Funds in whose securities the Fund indirectly invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund’s will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires dividend income.

If an investor buys Common Shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. While the receipt of dividends shortly after a purchase of Common Shares by a Shareholder may seem like a windfall to an investor, such dividends generally will have the effect of reducing the per Common Share net asset value of the Shareholder’s Common Shares by the per Common Share amount of the dividends, subject to other market fluctuations. Such dividends are generally subject to U.S. federal income tax at ordinary income or capital gain rates.

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Distributions which exceed the Fund’s earnings and profits represent a return of capital, that is, a return of a portion of a Shareholder’s original investment in the Common Shares. If Fund distributions are funded from offering proceeds or borrowings, such distributions may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses, as well as selling commissions and/or dealer manager fees, if applicable. As a result, a return of capital will lower a Shareholder’s tax basis in the Common Shares, and after the adjusted basis is reduced to zero, will constitute capital gain to such Shareholder realized upon a subsequent sale or redemption of such shares. In addition, return of capital will reduce the amount of funds the Fund has available for investment in the Portfolio Funds. The Fund has not established any limits on the extent to which the Fund may use offering proceeds to fund distributions.

The Fund’s distributions generally are taxable to Shareholders. The Fund anticipates that, due to the U.S. federal income tax characterization of cash distributions made by some companies in which the Fund may invest, a small portion of the Fund’s distributions to Shareholders may also consist of tax-advantaged return of capital for U.S. federal income tax purposes. In general, such distributions will constitute a return of capital to a Shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. A return of capital is a return of a portion of the Shareholder’s original investment in the Fund. The portion of any distribution treated as a return of capital will not be subject to U.S. federal income tax currently, but will result in a corresponding reduction in a Shareholder’s basis in the Common Shares and after the adjusted basis is reduced to zero, will constitute capital gain to such Shareholder (that is, will result in an increase of a Shareholder’s tax liability) when the Shareholder later sells or exchanges Common Shares of the Fund. Shareholders will automatically have all distributions reinvested in Common Shares issued by the Fund or Common Shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. Shareholders who receive dividends in the form of additional Common Shares will be subject to the same U.S. federal, state and local tax consequences as Shareholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

There can be no assurance that the Fund will achieve any level of distributions or that it will do so at a particular rate.

DIVIDEND REINVESTMENT PLAN

Any distributions made with respect to Common Shares registered in the Shareholder’s name will be reinvested automatically by the transfer agent, which is agent under the Plan, unless the Shareholder elects to receive cash pursuant to the Automatic Dividend Reinvestment Plan (the “Plan”). Because the Advisory Fee is based on the Fund’s daily gross assets, distributions automatically reinvested by the Transfer Agent will increase the Advisory Fee paid to the Adviser. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Plan may elect to receive all dividends in cash by contacting the Plan agent in writing at the address specified below or by calling the Plan agent at 877.244.6235.

Under the Plan, participants in the Plan will receive newly issued Common Shares or Common Shares repurchased from Shareholders by the Fund and held as treasury stock. The number of Common Shares received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per share. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

The Plan agent maintains all Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by Shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant. Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant. Under no circumstances will certificates be issued to participants.

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  In the case of Shareholders such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the Shareholder as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A Plan participant may terminate his or her account under the Plan by notifying the Plan agent in writing to the address specified below or by telephone at 877.244.6235. A termination will be effective immediately if notice is received by the Plan agent more than three (3) Business Days prior to any dividend or distribution payment date. If such notice is received less than three (3) Business Days prior to any dividend or distribution payment date, then such dividend or distributed will be reinvested, and such termination shall be effective with respect to any subsequent dividends or distributions. If the Plan participant elects by written notice to the Plan agent in advance of such termination to have the Plan agent sell part or all of such Plan participant’s shares and remit the proceeds to him or her, the Plan agent is authorized to deduct fifteen dollars ($15.00) per transaction plus brokerage commissions of $0.10 per share for this transaction from the proceeds. The Fund reserves the right to amend or terminate its Plan as applied to any distribution paid subsequent to written notice of the change sent to the members of such Plan at least thirty (30) days before the record date for such distribution. The Plan also may be amended or terminated by the Plan agent on at least thirty (30) days’ written notice to the participants in such Plan. Neither the Fund nor the Plan agent shall be liable for any act performed in good faith or any good faith omission to act in connection with the matters discussed in this “Dividend Reinvestment Plan” section, including, without limitation, any claim of liability: (i) arising out of any failure to terminate a participant’s account, sell shares held in the Plan, or invest dividends; or (ii) with respect to the prices at which shares are purchased or sold for the participant’s account and the time such purchases or sales are made.

For more information about the Plan you may contact the Plan agent in writing at PRISM Multi Strategy Fund, c/o M3Sixty Administration, LLC, or by calling the Plan agent at 877.244.6235.

ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT

M3Sixty Administration, LLC, located at 4300 Shawnee Mission Pkwy, Suite 100, Fairway, KS 66205, serves as Administrator, Accounting Agent and Transfer Agent to the Fund. Pursuant to the Investment Fund Services Agreement (filed herewith), for the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. Generally, the monthly fee is computed at an annual rate of 0.04% of the first two hundred million dollars ($200,000,000.00) of the Fund’s assets, 0.03% on the next three hundred million dollars ($300,000,000.00) of the Fund’s assets and 0.02% on the excess of five hundred and fifty million dollars ($550,000,000.00) of the Fund’s assets plus five thousand and five hundred dollars ($5,500.00) per month.

CUSTODIAN

The Fund has entered into a Custody Agreement, dated December 8, 2016, with Huntington National Bank. Under the terms of this agreement, Huntington National Bank will serve as custodian of the Fund’s assets. In performing these functions, the Fund pays the Custodian administrative domestic fees of 0.75 basis points on the first one hundred million dollars ($100,000,000.00) of market value, 0.50 basis points on the next one hundred million dollars ($100,000,000.00) of market value, 0.25 basis points in excess of two hundred million dollars ($200,000,000.00) of market value, a monthly minimum fee of three hundred dollars ($300.00) per Fund account and certain transaction fees. The Custodian’s address is 7 Easton Oval EA4E70, Columbus, OH 43219.

PRIVACY POLICY

The Fund, Adviser and Sub-Adviser take the privacy of client and customer information very seriously. For more information, please see the following privacy policy notice:

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit the Fund’s ability to share certain information about you. Please read this notice carefully.

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All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of the Fund’s business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize the Fund’s obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, the Adviser does not sell its customers’ non-public personal information to any third parties. The Adviser uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by the Adviser.

The Adviser and Sub-Adviser may collect non-public information about you from the following sources:

(a) Information we receive about you on applications or other forms;

(b) Information you may give us orally;

(c) Information about your transactions with us or others; and

(d) Information you submit to us in correspondence, including emails or other electronic communications.

The Adviser and Sub-Adviser do not disclose any non-public personal information about their customers or former customers without the customer’s authorization, except that Adviser and Sub-Adviser may disclose the information listed above, as follows:

(a) It may be necessary for the Adviser or Sub-Adviser to provide information to nonaffiliated third parties in connection with the Fund’s performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

(b) The Adviser and Sub-Adviser will release any of the non-public information listed above about a customer if directed to do so by that customer or if the Adviser or Sub-Adviser is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

(c) In order to alert a customer to other financial products and services offered by an affiliate, the Adviser and Sub-Adviser may share information with an affiliate, including companies using the Adviser or Sub-Adviser’s name. Such products and services may include, for example, other investment products offered by the Adviser or Sub-Adviser. If you prefer that we not disclose non-public personal information about you to the Fund’s affiliates for this purpose, or if you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

(d) The Adviser and Sub-Adviser will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, the Adviser and Sub-Adviser will notify customers of the Privacy Policy annually. The Adviser and Sub-Adviser reserve the right to modify their policies at any time, but in the event that there is a change, the Adviser and/or Sub-Adviser will promptly inform its customers of that change.

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LEGAL MATTERS

Certain legal matters in connection with the Fund’s Common Shares will be passed upon for the Fund by the LoPresti Law Group, P.C. In addition, The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM located at 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 The independent registered public accounting firm of the Fund is BBD, LLP.

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the Investment Company Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

Inquiries concerning the Fund and its Common Shares should be directed to the Adviser at 781.875.3185.

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STATEMENT OF ADDITIONAL INFORMATION

PRISM MULTI STRATEGY FUND

 Common Shares of Beneficial Interest

The PRISM Multi Strategy Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company operating as an “interval fund.” This Statement of Additional Information (the “SAI”) relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated October 4, 2017. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 781.875.3185. The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the “SEC”), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the SEC upon payment of the fee prescribed, inspected at the SEC’s office at no charge or inspected on the SEC’s website at http://www.sec.gov. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated October 4, 2017

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

THE FUND

The PRISM Multi Strategy Fund was formed as a Delaware statutory trust on September 23, 2016 and is registered under the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company operating as an “interval fund.” Crow Point Partners, LLC serves as the Fund’s investment adviser (the “Adviser”) and Prism Capital Advisors, LLC, serves as the Fund’s sub-adviser (the “Sub-Adviser” and with the Adviser, each an “Adviser” and collectively the “Advisers”).

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain fundamental investment policies and restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities. Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the affirmative vote of the lesser of: (a) more than fifty percent (50.00%) of its outstanding shares; or (b) sixty-seven percent (67.00%) or more of the voting securities present at a Shareholders' meeting (provided that more than fifty percent (50.00%) of its outstanding shares are represented at the meeting in person or by proxy). If a fundamental policy and restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages will not be considered a violation of any of these fundamental policies and restrictions if these increases or decreases in percentages result solely from increases or decreases in the total amount of the Fund's assets or changes in the values of portfolio investments.

The following are fundamental policies that may be changed only with a Shareholder vote:

(a) The Fund may not issue any senior security (as that term is defined in the Investment Company Act) or borrow money, except to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief.

(b) The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(c) The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(d) The Fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(e) The Fund may make loans, only as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(f) The Fund will not concentrate twenty-five percent (25.00%) or more of the value of the Fund’s total assets invested or proposed to be invested a particular industry or group of industries. The Fund will consider the concentration of the Portfolio Funds in determining compliance with the Fund’s concentration policy.

The Fund interprets each of these fundamental investment policies and restrictions under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC's and its staff's interpretations of the Investment Company Act.

Other Fundamental Policies

In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the Fund’s outstanding Common Shares:

(a) The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the Investment Company Act, as it may be amended from time to time, for no less than five percent (5.00%) of the Common Shares outstanding at net asset value less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements.

(b) The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board of Trustees in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires the Repurchase Request Deadline to be no less than twenty-one (21) days and no more than forty-two (42) days after the Fund sends notification to Shareholders of the repurchase offer.

(c) There will be a maximum fourteen (14) calendar day period (or the next Business Day if the fourteenth (14th) calendar day is not a Business Day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value applicable to the repurchase offer is determined (the “Repurchase Pricing Date”).

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

As stated below, the Fund will notify the Shareholders in writing of any non-fundamental investment policy changes made by the Board of Trustees at least sixty (60) days prior to effecting any such change.

NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The rest of the Fund's investment policies, including its investment objectives described under “Investment Objectives” in the prospectus and the Fund's policy of investing, under normal market conditions, in Portfolio Funds that invest in long/short equity, long/short fixed income, equity market value, global macro, relative value, event driven, statistical arbitrage and derivatives, and its policies with respect to the use of leverage, are considered non-fundamental and may be changed by the Board of Trustees without Shareholder approval. Shareholders, however, will be notified in writing of any change at least sixty (60) days prior to effecting any such change. The Fund interprets each non-fundamental investment policy and restriction under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC's and its staff's interpretations of the Investment Company Act.

PORTFOLIO TURNOVER

The Fund may dispose of securities without regard to the length of time they have been held when such actions, for defensive reasons or otherwise, appear advisable to the Advisers. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate bears certain tax consequences and results in greater transaction costs, which are borne directly by the Fund or indirectly by the Shareholders.

MANAGEMENT OF THE FUND

Board of Trustees

The Fund is governed by its Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s investment program, its management and operations, and the Advisers on behalf of the Fund and the Shareholders. The Board of Trustees has approved the Fund’s investment program as described in this prospectus.

At least a majority of the Trustees are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (referred to as the “Independent Trustees”). Each investor, by purchasing Common Shares in the Fund, will become a Shareholder of the Fund and will be deemed to have voted for the election of each initial Trustee. Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act requires the election of trustees by Shareholders.

Trustees and Officers

The tables below show, for each Trustee and executive officer of the Fund, his or her name, address and age, the position held with the Fund, the length of time served as Trustee or officer of the Fund, the Trustee's or officer's principal occupations during the last five (5) years, the number of portfolios in the Adviser’s fund complex overseen by the Trustee or for which a person served as an officer, and other directorships or trusteeships held by such Trustee.

Information Regarding Independent Trustees

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships/Trusteeships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Gary DiCenzo, 55	Independent Trustee	Since 2017	Chief Executive Officer, Cognios Capital, LLC (investment management firm) (2015-Present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010-2015).	4[1]
Steven D. Poppen, 49	Independent Trustee	Since 2017	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1998-present).	1
Thomas J. Schmidt, 54	Independent Trustee	Since 2017	Principal, Tom Schmidt & Associates Consulting, LLC (2015-Present); Vice President of the Mutual Fund and Alternative Investment Full Service Transfer Agent (1986-2014).	1
Thomas Radic, 53	Interested Trustee	Since 2016	Managing Member of TR Investment LLC, the Managing Member of Prism Capital Advisors, LLC (2016-Present); Self-employed, Portfolio management of personal assets (2011-2016).	1
Peter J. DeCaprio, 54	Interested Trustee	Since 2016	Co-Founder, Principal and Head of Trading of Crow Point Partners, LLC (asset management firm) (2006-Present).	1

1. Mr. DiCenzo is a trustee of 360 Funds. The Adviser acts as the adviser to three series of the 360 Funds.

Information Regarding Officers

Name, Address and Age	Position with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By the Trustee
Peter J. DeCaprio, 25 Recreation Park Drive, Suite 206, Hingham, MA 02043, 54	President	Since 2016	Co-Founder, Principal and Head of Trading of Crow Point Partners, LLC (asset management firm) (2006-Present).	N/A	N/A
András P. Teleki, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, 46	Secretary	Since 2017

Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015-Present); Chief Compliance Officer and Secretary, 360 Funds (2015-Present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016-Present); Chief Compliance Officer and Secretary, WP Trust (2016-Present); Secretary, Capital Management Investment Trust (2015); and Partner, K&L Gates, (2009-2015).

				N/A	N/A
James B. Craver, 42 Miller Hill Road Dover, Massachusetts, 02030, 74	Chief Compliance Officer	Since 2016	Attorney, James B. Craver & Associates PC (law firm) (2009-Present).	N/A	N/A

Name, Address and Age	Position with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By the Trustee
Justin Thompson, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, 34	Treasurer	Since 2017	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (September 2017-present); Fund Accountant, M3Sixty Administration, LLC (June 2016-September 2017); Core Accounting Officer, State Street Bank (2014-June 2016); Client Operations and Core Accounting Manager. State Street Bank (2012-2014).	NA	N/A
Larry E. Beaver, Jr., 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, 48	Assistant Treasurer	Since 2017

Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003-Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-2017); Treasurer, 360 Funds (2007-2017); Treasurer, M3Sixty Funds Trust (2015-2017); Treasurer, WP Trust (2015-2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).

				N/A	N/A
Randall K. Linscott, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, 46	Assistant Secretary	Since 2017	Chief Executive Officer, M3Sixty Administration, LLC (2013-Present); Chief Operating Officer, M3Sixty Administration LLC (2011-2013); Division Vice President, Boston Financial Data Services (2005-2011).	N/A	N/A

Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee[1]	Dollar Range of Equity Securities in the Fund[2]	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies[2]
Gary DiCenzo (Independent Trustee)	None	None
Steven D. Poppen (Independent Trustee)	None	None
Thomas J. Schmidt (Independent Trustee)	None	None
Thomas Radic[3]	None	None
Peter J. DeCaprio[3]	None	None

1. The address for each Trustee and officer is 25 Recreation Park Drive, Suite 206, Hingham, MA 02043.

2. As of October 4, 2017, the Fund had not yet commenced operations.

3. A trustee is considered to be an Interested Person within the meaning of the Investment Company Act, through his or her position or affiliation with the Adviser or Sub-Adviser.

Compensation of Trustees

The following table shows information regarding the compensation expected to be received by Independent Trustees, and from all registered investment companies for which the Adviser serves as an investment adviser for the fiscal year ending September 30, 2018. No compensation is paid by the Fund to Trustees that are interested persons of the Adviser (as determined under the Investment Company Act). In all cases, no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Independent Trustee	Total Compensation From Fund and Fund Complex Paid to Trustees
Gary DiCenzo[1]	$18,000.00
Steven D. Poppen[1]	$18,000.00
Thomas J. Schmidt[1]	$18,000.00

1. Independent trustees initially will receive an annual fee of ten thousand dollars ($10,000.00) for serving as trustee of the Fund and two thousand dollars ($2,000.00) for each board meeting.

Compensation of Officers

The following table shows information regarding the compensation expected to be received by the officers of the Fund for the fiscal year ending September 30, 2018.

Name of Officer	Total Compensation From Fund
James B. Craver	$8,000.00

Board of Trustees Committees

The Board of Trustees has an Audit Committee consisting of the three (3) Trustees who are Independent Trustees. No Trustee has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Steven Poppen is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board of Trustees in overseeing the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; and (v) act as a liaison between the Fund’s independent registered public accounting firm and the full Board of Trustees.

The Board of Trustees also has a Nominating Committee consisting of the three (3) Trustees who are Independent Trustees. Gary DiCenzo is the Chairman of the Nominating Committee. The Nominating Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. The Nominating Committee would consider recommendations by Shareholders if a vacancy were to exist. In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity in the composition of the Board of Trustees. The Nominating Committee believes the Board of Trustees generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board of Trustees, but has not adopted any specific policy in this regard.

The Board of Trustees has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board of Trustees considered that the Chairman of the Board of Trustees is an Independent Trustee. The Chairman of the Board of Trustees can play an important role in setting the agenda of the Board of Trustees and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board of Trustees also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various committees of the Board of Trustees. The Independent Trustees also regularly meet outside the presence of management. The Board of Trustees has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Fund, including the Adviser. The Board of Trustees reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of Shareholders, the Board of Trustees, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board of Trustees recognizes that: (i) not all risks that may affect the Fund can be identified; (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks; (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals; and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board of Trustees exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board of Trustees itself. The Fund faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board of Trustees or the applicable Committee of the Board of Trustees, the Fund and the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Fund’s independent accountants, may report to the Audit Committee and/or to the Board of Trustees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Fund, in the aggregate, own less than one percent (1.00%) of the Common Shares of the Fund as of the date of this SAI.

As of October 4, 2017 each Trustee who is not an “interested person” of the Fund, as that term is defined in the Investment Company Act, and his or her immediate family members, did not beneficially or of record own securities in: (i) an investment adviser or principal underwriter of the Fund; or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Shareholder Communications to the Board of Trustees

Shareholders may send communications to the Board of Trustees by addressing the communications directly to the Board of Trustees (or individual Board of Trustees members) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Board of Trustees members). The Shareholder may send the communication to either the Fund’s office or directly to such Board of Trustees members at the address specified for each Trustee. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management. Such communications will be forwarded to the Board of Trustees at management’s discretion based on the matters contained therein.

The Adviser

The Adviser is Crow Point Partners, LLC. The Adviser, a limited liability company organized under the laws of the State of Delaware, is registered as such with the SEC under the Advisers Act. The Adviser currently provides investment advice to separately managed accounts at various wire houses and to institutions directly. The Adviser also serves as the adviser or sub-adviser of several registered investment funds and pooled trusts. The Adviser has a total of approximately eight hundred and fifty million dollars ($850,000,000.00) in assets under management or advisement, as of October 2017. The Adviser's standard mailing address and the address of its principal office, including its office for service for process and for purposes of overnight mail, is 25 Recreation Park Dr., Suite 206, Hingham, Massachusetts 02043.

The Sub-Adviser

The Sub-Adviser is Prism Capital Advisors, LLC. The Sub-Adviser, a limited liability company organized under the laws of the State of Delaware, is registered as such with the SEC under the Advisers Act. The Sub-Adviser currently provides investment advice to a private pooled investment vehicle. The Sub-Adviser has a total of approximately twenty-four million and two hundred thousand dollars ($24,200,000.00) in assets under management or advisement, as of August 2017. The Adviser's standard mailing address and the address of its principal office, including its office for service for process and for purposes of overnight mail, is 15333 N. Pima Road, Suite 225, Scottsdale, Arizona 85260.

Advisory Agreement

The Adviser provides investment advisory services to the Fund, under the oversight of the Board of Trustees, pursuant to an investment advisory agreement, dated September 15, 2017 (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser, under the oversight of the Board of Trustees, implements the overall investment strategy for the Fund; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; invest and reinvest the assets of the Fund by selecting the securities, instruments and other investments and techniques that the Fund may purchase, sell or use; and fulfills certain regulatory compliance responsibilities.

The Advisory Agreement is effective for an initial two (2) year term and may be continued in effect if the continuance is approved annually by the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval. The Board of Trustees expects to first consider the renewal of the Advisory Agreement in 2018. The Board of Trustees or the Shareholders may terminate the Advisory Agreement on sixty (60) days’ prior notice to the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the Investment Company Act and the rules under that Act.

In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month an advisory fee at the annual rate of one and a half percent (1.50%) of the Fund's average daily net assets, computed monthly (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Fund's assets.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser and its respective affiliates and controlling persons, for any liability or expense, including without limitation reasonable attorneys’ fees and expenses, to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence, reckless disregard of duty, a material breach of a provision of the Advisory Agreement or violation of applicable law, including, without limitation, the federal and state securities laws.

Under a separate administration agreement, the Fund also pays the Adviser a fee of 0.10% of the Fund's average daily net assets (“Administration Fee”) for providing certain administrative services.

Sub-Advisory Agreement

The Sub-Adviser provides investment advisory services to the Fund, under the oversight of the Adviser and the Board of Trustees, pursuant to a sub-advisory agreement, dated September 15, 2017 (the “Sub-Advisory Agreement”).

The Sub-Advisory Agreement is effective for an initial two (2) year term and may be continued in effect if the continuance is approved annually by the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval. The Board of Trustees expects to first consider the renewal of the Sub-Advisory Agreement in 2018. The Board of Trustees or the Shareholders may terminate the Sub-Advisory Agreement on sixty (60) days' prior notice to the Sub-Adviser. Under the terms of the Sub-Advisory Agreement, the Sub-Adviser, under the oversight of the Adviser and the Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides facilities and personnel, including officers required for the operations of the Fund.

In consideration of the sub-advisory services provided by the Sub-Adviser to the Fund, the Adviser shall pay to the Sub-Adviser at the end of each calendar month a sub-advisory fee equal to eighty percent (80.00%) of the Advisory Fee paid to the Adviser (the “Sub-Advisory Fee”). For the avoidance of doubt, such fee shall be a percentage of the net fee paid to the Adviser, after the fee and reimbursement waiver, pursuant to the Expense Limitation Agreement, discussed above.

Portfolio Managers

The following Section discusses the accounts managed by the Fund's portfolio managers, the structure and method of their compensation, and their ownership of the Fund's securities.

Other Accounts Managed by Portfolio Managers. The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. Information is shown as of October 4, 2017. Asset amounts are in millions, are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Peter DeCaprio	3	$56.00	1	$29.00	1	$2.00
Thomas Radic	0	$0.00	1	19.50	1	$0.00

The Sub-Adviser manages one account that pays Advisory fees based on assets under management.

Compensation of the Portfolio Managers

Adviser

The portfolio managers are compensated by the Adviser in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio managers’ compensation is intended to be aligned with the interests of the firm’s clients, including the Fund and its Shareholders. Peter DeCaprio is a principal of the Adviser and as such is compensated through distributions that are based primarily on the profits and losses of the Adviser. The portfolio managers may also earn a bonus each year based on the profitability of the Adviser. Some of the other accounts managed by the Adviser’s portfolio managers have investment strategies that are similar to the Fund's investment strategies. However, the Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably. See “Conflicts of Interest.”

Sub-Adviser

Portfolio managers are compensated by the Sub-Adviser in the form of base salary. Thomas Radic is a principal of the Sub-Adviser and as such is compensated through distributions that are based primarily on the profits and losses of the Sub-Adviser. The Shareholder distributions, which are based primarily on the Sub-Adviser's net profit after taxes and expenses, are affected by the amount of assets the Sub-Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund's investment strategies. However, the Sub-Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably. See “Conflicts of Interest.”

Securities Ownership of Portfolio Managers

The Fund is a newly-organized closed-end management investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Fund.

CONFLICTS OF INTEREST

Conflicts of interest may arise because the Adviser and Sub-Adviser each generally will be carrying on substantial investment activities for other clients, including with respect to investment funds or accounts having similar investment strategies as the Fund, and in which the Fund will have no interest. The Adviser and Sub-Adviser may have financial incentives to favor certain of such accounts over the Fund. Any of its proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Adviser and Sub-Adviser may buy or sell securities for the Fund that differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund's. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Adviser and Sub-Adviser for its other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund's position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund's Board of Trustees and officers have a fiduciary obligation to act in the Fund's best interest.

To the extent that the Fund, the Adviser or Sub-Adviser sources and structures private investments in issuers, certain of their employees may become aware of actions planned by such issuers, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in such an issuer's securities if the Adviser or Sub-Adviser has material non-public information; however, it is the Adviser's and Sub-Adviser’s intention to ensure that any material non-public information available to certain of the Adviser's and Sub-Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Adviser and Sub-Adviser each manage several other investment funds and accounts. Some of those funds and accounts have investment objectives that are similar to or overlap with those of the Fund. Further, the Adviser or Sub-Adviser may at some time in the future manage other investment funds with the same investment objectives as the Fund's. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two (2) or more clients advised by the Adviser or Sub-Adviser seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will generally be allocated among the clients on a pro rata basis by the Adviser or Sub-Adviser in accordance with the clients' various investment objectives and procedures adopted by the Adviser and Sub-Adviser and approved by the Fund's Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund's investment opportunities may be limited by investment opportunities in the kinds of securities in which it invests. To the extent a potential investment is appropriate for the Fund and one or more of the other investment funds or accounts managed by the Adviser or Sub-Adviser, the Adviser or Sub-Adviser as the case may be will allocate that investment to the Fund, other funds and accounts, or all of them, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the Investment Company Act, the Fund and other investment funds or accounts managed by the Adviser or Sub-Adviser may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Adviser or Sub-Adviser will not co-invest its other clients' assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Adviser or Sub-Adviser as the case may be will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client's investment objectives. These allocation policies may result in the allocation of investment opportunities to a client other than the Fund.

The Advisory Fee payable to the Adviser is based on the value of the Fund's Managed Assets. Some of the Fund's assets may be illiquid securities acquired in private transactions or otherwise may be securities for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Adviser, as well as the Fund's Board of Trustees, and the Administrator will participate in the valuation of the Fund's securities of this type.

PORTFOLIO TRANSACTIONS

Generally, the Portfolio Fund Managers will be responsible for placing orders and executing the Portfolio Fund’s portfolio. However, in certain instances where the Adviser invests the Fund’s assets directly in securities and/or other financial instruments, the Adviser is responsible for, make decisions with respect to and places orders for purchases and sales of portfolio securities for the Fund, under the general supervision of the Board of Trustees.

The Portfolio Fund Managers are responsible for, making decisions with respect to and places orders for all purchases and sales of portfolio securities held by the Portfolio Funds. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Portfolio Fund Managers and in certain instances, the Advisers normally deal directly with dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere or as described below. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

The offering memoranda and advisory agreement entered into by the Fund and the Portfolio Fund and the Advisory Agreement between the Fund and Advisers generally provide that, in executing portfolio transactions and selecting brokers or dealers, the Advisers and/or Portfolio Fund Manager will seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund and/or Portfolio Funds (and therefore the Fund). When allocating transactions to broker-dealers, the Advisers and/or Portfolio Fund Managers will consider, in determining whether a particular broker-dealer will provide best execution, all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisers and/or Portfolio Fund Managers need not pay the lowest spread or commission available if it determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Advisers and/or Portfolio Fund Managers' overall responsibilities as to the accounts as to which it exercises investment discretion. Research services may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparisons of the performance of the Fund and/or Portfolio Funds to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services. The Fund recognizes that no dollar value can be placed on such research services or on execution services, such research services may or may not be useful to the Fund and/or Portfolio Funds or other accounts of the Advisers and/or Portfolio Fund Managers, and that such research received by such other accounts may or may not be useful to the Fund.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisers and/or Portfolio Fund Managers and does not reduce the management or performance fee payable to the Portfolio Fund Managers by the Portfolio Funds and therefore Fund. The Advisers will periodically review the commissions paid by the Fund and/or Portfolio Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund and/or Portfolio Funds (and therefore the Fund). Research services furnished by firms through which the Fund and/or Portfolio Funds effects its securities transactions may be used by the Advisers and/or Portfolio Fund Managers in servicing all of its accounts; not all of such services may be used by the Advisers and/or Portfolio Fund Managers in connection with the Fund and/or Portfolio Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund and/or Portfolio Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or accounts.

Investment decisions for the Fund and/or Portfolio Funds are made independently from those for other accounts advised or managed by the Advisers and/or Portfolio Fund Managers. Such other accounts may also invest in the same securities as the Fund and/or Portfolio Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Portfolio Fund and another account, the transaction may be averaged as to price and available investments allocated as to amount, in a manner which the Advisers and/or Portfolio Fund Managers believes to be equitable to the Fund and/or Portfolio Funds and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. The investment decisions for the Fund and/or Portfolio Funds are made independently from those for other accounts advised or managed by the Portfolio Fund Managers, Adviser and Sub-Adviser. Such other accounts may also invest in the same securities as the Fund and/or Portfolio Funds. The Advisers and/or

Portfolio Fund Managers may aggregate, to the extent permitted by law, the securities to be sold or purchased for the Fund and/or Portfolio Funds with those to be sold or purchased for other accounts in executing transactions.

The Advisers will periodically review the Portfolio Fund Managers’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio Funds. In addition, the Board of Trustees will periodically review the Advisers’ and Portfolio Fund Managers’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and/or Portfolio Funds.

DESCRIPTION OF SHARES

Shares

The Common Shares will be offered in a continuous offering thereafter at the Fund’s then current net asset value per Common Share.

Other Shares

The Board of Trustees (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of Common Shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares (including preferred or debt securities) except for the Common Shares in the twelve (12) months following the effectiveness of the Registration Statement.

TAX ASPECTS

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and the Shareholders that should be considered by a prospective Shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The summary of the U.S. federal income tax treatment of the Fund and the Shareholders set out below is based upon the Internal Revenue Code (the “Code”), judicial decisions, Treasury Regulations (proposed and final) (the “Regulations”) and administrative rulings in existence as of the date of this statement of additional information, all of which are subject to change, possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund; nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies, financial institutions, tax-exempt organizations, dealers in securities, Shareholders who invest in the Fund through an IRA, or Shareholders subject to the alternative minimum tax. This summary assumes that Shareholders hold their shares of the Fund as capital assets (generally, for investment). This summary does not discuss any aspects of U.S. estate or gift tax or state, local or non-U.S. tax law. Each prospective Shareholder should consult with his, her or its own tax adviser in order to fully understand the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.

For purposes of this summary, a “U.S. Shareholder” is a beneficial owner of Common Shares that is, for U.S. federal income tax purposes:

(a) A citizen or individual resident of the United States;

(b) A corporation or other entity treated as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

(c) An estate the income of which is subject to U.S. federal income taxation regardless of its source; or

(d) A trust, if (i) a court within the United States is able to exercise primary supervision over the trust's administration and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all of its substantial decisions, or (ii) a valid election to be treated as a U.S. person is in effect under the relevant Regulations with respect to such trust.

A beneficial owner of Common Shares that is not a U.S. Shareholder or a partnership is referred to herein as a “non-U.S. Shareholder.”

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships considering an investment in the Common Shares and partners in such partnerships should consult their tax advisers regarding the U.S. federal income tax consequences of acquiring, owning and disposing of the Common Shares.

Taxation of the Fund

Qualification as a RIC. The Fund intends to qualify for the special tax treatment accorded to Regulated Investment Companies (“RICs”) under the Code. As long as the Fund so qualifies, the Fund (but not the Shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to Shareholders. If the Fund retains any such income or gains, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute substantially all of such income and gains annually.

To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy the source-of-income, asset diversification, and distribution requirements described below.

First, the Fund must derive at least ninety percent (90.00%) of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, net income derived from an interest in a “qualified” publicly traded partnership, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies. A publicly traded partnership is “qualified” if it is treated as a partnership for U.S. federal income tax purposes and less than ninety percent (90.00%) of its gross income consists of income described in the previous sentence. To the extent the Fund invests in entities or arrangements that are treated as partnerships or grantor trusts for U.S. federal income tax purposes and are not qualified publicly traded partnerships, the income derived from such investments may be treated in whole or in part as non-qualifying income for purposes of the gross income test described in this paragraph, depending on the underlying source of income to such entities or arrangements. If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this rule in order to meet the gross income test.

Second, the Fund must satisfy an asset diversification test. Under that test, at the close of each quarter of the Fund's taxable year:

(a) At least fifty percent (50.00%) of the value of the Fund's assets must generally consist of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and securities of other issuers if, as to each of those other issuers, the Fund has not invested more than five percent (5.00%) of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than ten percent (10.00%) of the outstanding voting securities of each such issuer; and

(b) No more than twenty-five percent (25.00%) of the value of the Fund's total assets may be invested in each of the securities (other than U.S. government securities and securities of other RICs) of: (i) any one issuer, (ii) two (2) or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) qualified publicly traded partnerships. If the Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either: (A) the failure to satisfy the asset test was de minimis and the Fund were to satisfy the asset test within a prescribed time period, or (B) the Fund's failure to satisfy the asset diversification test was due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund's failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund's ownership of assets the total value of which did not exceed the lesser of ten million dollars ($10,000,000.00) and one percent (1.00%) of the total value of the Fund's assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the rule described in (B) of this paragraph in order to meet the asset diversification test. With respect to these limitations and restrictions imposed by the Code, the Fund, in appropriate circumstances, will be required to “look through” to the income, assets and investments of certain Portfolio Funds.

Third, the Fund must distribute at least ninety percent (90.00%) of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the taxable year. Distributions by the Fund made during the taxable year or, under specified circumstances, within a period up to twelve (12) months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of this requirement.

Failure to Qualify as a RIC. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation. In addition, in order to re-qualify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Excise Tax. The Code requires a RIC to pay a nondeductible four percent (4.00%) excise tax to the extent the RIC does not distribute, during each calendar year, ninety-eight percent (98.00%) of its ordinary income, determined on a calendar year basis, and ninety-eight point two percent (98.20%) of Northern Lights Distributors gain net income, determined, in general, on an September 30 year end, plus certain undistributed amounts from the previous years. While the Fund intends to distribute its income and capital gain net income in the manner necessary to avoid imposition of the four percent (4.00%) excise tax, it is possible that some excise tax will be incurred and, although not currently anticipated, there are circumstances in which the Fund may not have the necessary information, or may, for other reasons, elect not to make the distributions necessary to avoid this tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

U.S. Shareholders

Distributions. Distributions paid by the Fund from its ordinary income or from its excess of net short-term capital gains over net long-term capital losses (together referred to as “ordinary income dividends”) are taxable to U.S. Shareholders as ordinary income to the extent paid from the Fund's current or accumulated earnings and profits. Distributions made from the Fund's excess of net long-term capital gains over net short-term capital losses, or “net capital gain” (“capital gain dividends”), if properly reported by the Fund, are taxable to U.S. Shareholders as long-term capital gains, regardless of the length of time the U.S. Shareholder has owned Common Shares. Ordinary income and capital gain dividends are taxable to Shareholders even if they are reinvested in additional Common Shares of the Fund. Distributions in excess of the Fund's current and accumulated earnings and profits (which represent a return of capital, meaning a return to Shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a Shareholder's Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such Shareholder. The Fund will provide the Shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income (discussed below), and as ordinary income dividends.

A portion of the Fund's ordinary income dividends attributable to the dividends received from domestic corporations, and reported as such, may be eligible for the dividends received deduction allowed to corporations under the Code if certain requirements are met. In addition, ordinary income dividends that are properly reported by the Fund and are derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the Shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. There can be no assurance as to what portion, if any, of the Fund's distributions will be eligible for the dividends received deduction or will constitute qualified dividend income.

If the Fund pays a dividend in January that was declared in the previous October, November or December to Shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by the Shareholders on December 31 of the year in which the dividend was declared.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates (currently at a maximum of thirty-five percent (35.00%)) on the amount retained. In such case, it may report the retained amount as undistributed capital gains in a notice to the Shareholders, who will be treated as if each received a distribution of its pro rata common share of such gain, with the result that each Shareholder will: (i) be required to report its pro rata common share of such gain on its tax return as long-term capital gain; (ii) receive a refundable tax credit for its pro rata common share of tax paid by the Fund on the gain; and (iii) increase the tax basis for its Common Shares by an amount equal to the deemed distribution less the tax credit.

If an investor buys Common Shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. Such dividends, although in effect a return of capital, will be treated as ordinary income or capital gain dividends to the extent described above. Accordingly, the timing of the purchase of the Common Shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing Common Shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.

Sale, Redemptions Other Disposition of Common Shares. Upon the sale, exchange, repurchase or other disposition of Common Shares (including upon dissolution of the Fund), the Shareholder generally will realize a capital gain or loss in an amount equal to the difference between the amount realized and the Shareholder's adjusted tax basis in the Common Shares sold. Such gain or loss will be long-term or short-term, depending upon the Shareholder's holding period for the Common Shares. Generally, a Shareholder's gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. However, any loss upon the sale or exchange of Common Shares held for six (6) months or less will be treated as long-term capital loss generally to the extent of any capital gain dividends received (or undistributed capital gains deemed received) by the Shareholder. For non-corporate U.S. Shareholders (including individuals), long-term capital gains may be subject to preferential rates of taxation. The deductibility of capital losses is subject to limitations under the Code. A loss realized on a sale or exchange of Common Shares will be disallowed if any Common Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Common Shares are disposed of. In such case, the basis of the Common Shares acquired will be adjusted to reflect the disallowed loss.

Medicare Tax. Certain U.S. Shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a three point eight percent (3.80%) Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund's stock.

Non-U.S. Shareholders

Distributions. Ordinary income dividends paid to non-U.S. Shareholders generally will be subject to a thirty percent (30.00%) U.S. withholding tax (or possibly a lower rate provided by an applicable tax treaty) to the extent paid from the Fund's current or accumulated earnings and profits unless the dividends are effectively connected with the non-U.S. Shareholder's U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. Shareholder's permanent establishment (as described below). However, for taxable years of a regulated investment company beginning before January 1, 2014 (and, if extended as has happened in the past, for taxable years covered by such extension), certain “interest-related dividends” and “short-term capital gain dividends” paid by the Fund to a non-U.S. Shareholder and reported by the Fund as such are eligible for an exemption from the thirty percent (30.00%) U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign Shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund's net short-term capital gains over net long-term capital losses. Both “interest-related dividends” and “short-term capital gain dividends” must be reported as such by a written statement furnished to Shareholders. There can be no assurance as to whether this provision will be extended or, even if extended, what portion of the Fund's distributions would qualify for favorable treatment as interest related dividends or short-term capital gain dividends. Non-U.S. Shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

  Sale or Other Disposition of Common Shares. A non-U.S. Shareholder will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or other disposition of Common Shares of the Fund (including upon dissolution of the Fund), except in the case of: (i) an individual non-U.S. Shareholder that is present in the United States for one hundred and eighty-three (183) days or more in the taxable year of such distribution, sale or other disposition and for which certain other conditions are met; or (ii) a non-U.S. Shareholder for which such gains are effectively connected with the non-U.S. Shareholder's U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. Shareholder's permanent establishment (as described below).

Effectively Connected Income. If income from the Fund is effectively connected with a non-U.S. Shareholder's U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. Shareholder's U.S. permanent establishment, then ordinary income dividends, capital gain dividends, undistributed capital gains, and any gains realized from the sale or other disposition of Common Shares generally will be subject to U.S. federal income tax in substantially the same manner as if received by a U.S. Shareholder. Corporate non-U.S. Shareholders may also be subject to an additional branch profits tax.

FATCA. Under U.S. legislation enacted in 2010 and existing guidance thereunder, commonly known as the “Foreign Account Tax Compliance Act” or “FATCA,” a thirty percent (30.00%) withholding tax on dividends paid by the Fund, and, on or after January 1, 2017, on certain capital gains distributions and gross proceeds from the sale or other disposition of shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations; (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors; or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Fund will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

Backup Withholding

Under certain provisions of the Code, some Shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, Shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund, who fails to establish an exemption from backup withholding or who, to the Fund's knowledge, have furnished an incorrect number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules for payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

 Tax Treatment of Investments

Hedging and Derivative Transactions. The transactions of the Fund are subject to special tax rules of the Code that may, among other things: (i) affect the character of gains and losses realized (for example, by converting lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income and converting an ordinary loss or deduction into capital loss (the deductibility of which is more limited)); (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to regulated investment companies); (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (v) adversely alter the characterization of certain complex financial transactions; and (vi) produce income that will not be “qualified” income for purposes of the ninety percent (90.00%) annual gross income requirement described above. Operation of these rules could, therefore, affect the character, amount and timing of distributions to Shareholders. Special tax rules also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. If the Fund engages in transactions affected by these provisions, it intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to mitigate, to the extent reasonably feasible, the effect of these tax rules and avoid any possible disqualification for the special treatment afforded regulated investment companies under the Code.

The Fund's gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by the Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security's holding period. Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

Generally, the hedging transactions undertaken by the Fund (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, distributions attributable to dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to qualified dividend income. The tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by the Fund which is taxed as ordinary income when distributed to Shareholders. To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than thirty (30) days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092 of the Code), is not granted by an options dealer (within the meaning of Section 1256(g)(8) of the Code) in connection with the option dealer's activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If the Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to qualified dividend income.

The Fund may make one or more of the elections available under the Code which is applicable to straddles. If the Fund makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

The Fund may invest in securities or derivative transactions the U.S. federal income tax treatment of which is uncertain. The timing or character of income received by the Fund may be affected to the extent that the U.S. federal income tax treatment of such securities or transactions differs from the treatment anticipated by the Fund. In such case, the Fund may be required to purchase or sell securities or otherwise change its portfolio in order to maintain its qualification as a regulated investment company.

Other Investments. The Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund may receive no actual current interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Fund's investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities, and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Section 1256 Contracts. The Code generally applies a “mark-to-market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. In general, subject to certain exceptions, a Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. federal income tax purposes as if they were sold by the Fund at their fair market value on the last Business Day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of forty percent (40.00%) of the gains or losses and as long-term capital gains or losses to the extent of sixty (60.00%) of the gains or losses.

Currency Transactions. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Fund's investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. Gains and losses of the Fund on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition may be treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or loss.

  Royalty trusts. Depending on the U.S. tax classification of the royalty trusts in which the Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce “qualified” income for purposes of determining the Fund's compliance with the tax rules applicable to regulated investment companies. Additionally, the Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. The Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a regulated investment company. Alternatively, if a non-U.S. royalty trust is a “passive foreign investment company,” or “PFIC” for U.S. federal income tax purposes, the Fund will be subject to the PFIC rules described below with respect to such investment.

Passive Foreign Investment Companies. Investments by the Fund in stock of certain foreign corporations which generate mostly passive income, or at least half the assets of which generate such income (referred to as “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. federal income taxation of the Fund's share of the PFIC's earnings. The Fund may be subject to U. S. federal income tax and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to the Shareholders. The Fund may be eligible to make an election to be treated as a qualified electing fund (a “QEF election”) with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, a QEF election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to “mark-to-market” at the end of each taxable year all shares that it holds in PFICs because it expects to publish its net asset value at least annually. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized unreversed “mark-to-market” gains. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but, in any particular year, the Fund might be required to recognize income (which generally must be distributed to Shareholders) in excess of the distributions it received from PFICs.

Foreign Taxes

Dividends, interest and other amounts received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain foreign countries and the United States may reduce or eliminate such taxes. If more than fifty percent (50.00%) of the value of the Fund's Total Assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign income taxes paid by the Fund as respectively earned and paid by the Shareholders. For any year that the Fund makes such an election, each Shareholder will be required to include in its income its allocable share of such foreign taxes paid by the Fund, and will be entitled, subject to certain limitations and conditions, to credit its share of such foreign taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual Shareholders) from its U.S. federal gross income, if any. The foreign tax credit limitation rules do not apply to certain electing individuals who have limited creditable foreign taxes and no foreign source income other than qualified passive income. The rules governing the foreign tax credit are complex. Shareholders are urged to consult their tax advisers regarding the availability of the foreign tax credit under their particular circumstances.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISERS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

CODE OF ETHICS

Each of the Fund’s, the Adviser’s, and the Sub-Adviser’s codes of ethics (the “Codes of Ethics”) have been adopted in compliance with Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and the Shareholders. A copy of the Adviser's proxy voting policies and procedures is attached as Appendix A to this SAI.

  After September 30, 2018, information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve (12) month period ended June 30, 2018 will be available without charge, upon request, by calling Crow Point Partners, LLC at 480.284.7080, and on the SEC's website at http://www.sec.gov.

 FISCAL YEAR

For accounting purposes, the Fund's fiscal year is the twelve (12) month period ending on September 30. For tax purposes, the Fund has adopted the twelve (12) month period ending September 30 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected BBD, LLP, as the independent public accountants of the Fund. BBD, LLP’s principal business address is 1835 Market St, Philadelphia, Pennsylvania 19103.

FINANCIAL STATEMENTS

The Fund’s seed financial statements and the report of the independent registered public accounting firm thereon are attached hereto as Appendix B.

APPENDIX A:

PROXY VOTING POLICIES AND PROCEDURES OF THE FUND AND THE ADVISER

PROXY ADMINISTRATION

LIMITATIONS

Crow Point Partners, LLC will generally vote on all proxies it receives. However, Crow Point Partner, LLC may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Crow Point Partners, LLC will amend or update, as necessary, to remain consistent and current with its proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed. Changes to the Proxy voting will be disclosed to the board of trustees during its annual 15(c) meeting.

DISCLOSURE

Crow Point Partners, LLC discloses a summary of its proxy voting policy in its Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, Crow Point Partners, LLC looks at each company independently. It applies its own criteria as voting guidelines, and generally vote in accordance with issuer recommendations. However, Crow Point Partners, LLC reviews each issue on the proxy ballet and vote on a case-by-case basis.

B-Appendix-1

APPENDIX B:

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of PRISM Multi Strategy Fund

and the Shareholders of PRISM Multi Strategy Fund

We have audited the accompanying statement of assets and liabilities of PRISM Multi Strategy Fund (the “Fund”), as of September 27, 2017, including the related statement of operations for the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of September 27, 2017, and the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
September 28, 2017

F – 1

Prism Multi Strategy Fund

Statement of Assets and Liabilities

As of September 27, 2017

Prism
Multi Strategy Fund
Assets:
Cash	$ 100,000
Deferred Offering Costs	68,793
Reimbursement Due from Adviser for Organizational Costs	671
Total Assets	169,464

Liabilities:
Payable to Adviser for Offering Costs	23,793
Offering Costs Payable	45,000
Organizational Costs Payable	671
Total Liabilities	69,464
Net Assets	$ 100,000

Sources of Net Assets:
Paid-in capital	$ 100,000
Net Assets	$ 100,000

Net assets	$ 100,000
Shares Outstanding (6,000,000 shares of beneficial interest, $0.01 par value, authorized)	10,000
Net Asset Value Per Share	$ 10.00

The accompanying notes are an integral part of these financial statements.

F – 2

Prism Multi Strategy Fund

Statement of Operations

As of September 27, 2017

Prism
Multi Strategy Fund

For the
Period Ended
September 27, 2017

Investment income:	$ -

Expenses:
Organizational costs	31,243
Total expenses	31,243
Less: Expenses reimbursed	(31,243)
Net expenses	-

Net investment income	$ -

The accompanying notes are an integral part of these financial statements.

F – 3

Prism Multi Strategy Fund

Notes to Financial Statements

As of September 27, 2017

1.	ORGANIZATION

PRISM Multi Strategy Fund (the “Fund” or the “Trust”) is a Delaware statutory trust registered under the Securities Act of 1933 (the “Securities Act”) and Investment Company Act (the “Investment Company Act”) as a closed -end, non-diversified management investment company that is operated as an “interval fund.” The Fund’s primary investment objective is moderate capital appreciation. As a secondary objective, the Fund seeks capital preservation. The Fund is operated as a fund of hedge funds, as such it seeks to achieve its investment objective principally by allocating its assets in pooled investment funds including Portfolio Funds commonly referred to as “private funds” and “hedge funds” (the “Portfolio Funds”) managed by independent unaffiliated portfolio managers. The initial issuance of shares was made to Crow Point Partners, LLC, the Adviser of the Fund, at $10.00 per share on September 27, 2017. The Fund has had no operations except for the initial issuance of shares.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)                      Federal Income Taxes – The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

b)                     Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c)                      Commitments and Contingencies – In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which may provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded in the financial statements for such arrangements.

d)                     Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit.

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Adviser provides investment advisory services to the Fund, under the supervision of the Board of Trustees, pursuant to an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser, under the oversight of the Board of Trustees, implements the Fund’s overall investment strategy for the Fund; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities. In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month an advisory fee at the annual rate of one and a half percent (1.50%) of the Fund’s average daily net assets.

F – 4

The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, until at least December 31, 2018, to ensure that total annual fund operating expenses after the fee waiver and reimbursement (including distribution and servicing fees, but excluding taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 2.15% of the Fund’s average daily net assets, computed on a monthly basis. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. Notwithstanding the foregoing, the Fund will make repayments to the Adviser only if, and to the extent that, such recoupment does not cause the Fund’s expense ratio to exceed both: (i) the Fund’s expense limitation in place at the time such amounts were waived, and (ii) the Fund’s current expense limitation. This agreement may be terminated only by the Fund’s Board of Trustees on sixty (60) days’ written notice to the Adviser.

Under a separate administration agreement, the Fund also pays the Adviser a fee of 0.10% of the Fund's average daily net assets for providing certain administrative services. Such services include (i) determining the fair value of portfolio securities when market quotations are not readily available (including promptly making knowledgeable personnel of the Adviser available for discussions with the administrator, the Board of Trustees and/or any fair valuation committee appointed by the Board of Trustees upon reasonable request), (ii) obtaining bids and offers or quotes from broker-dealers or market-makers with respect to securities held by the Fund, and (iii) providing information upon request on valuations the Adviser has determined of securities, all for the purpose of calculating the Fund’s net asset value in accordance with the policies, procedures and methods established by the Board of Trustees. A Trustee of the Trust is also an officer of the Adviser.

Prism Capital Advisors, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the sub-adviser to the Fund and is registered as an investment adviser with the SEC under the Advisers Act (the “Sub-Adviser”). The Sub-Adviser provides investment advisory services to the Fund under the oversight of the Board of Trustees and the Adviser pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is responsible for Portfolio Fund selection and conducting due diligence on the Portfolio Fund Managers. The Adviser compensates the Sub-Adviser under the terms of the sub-advisory agreement. The compensation is not an expense of the Fund. A Trustee of the Trust is also an officer of the Sub-Adviser.

M3Sixty Administration, LLC (“M3Sixty”) serves as Administrator, Accounting Agent and Transfer Agent to the Fund. Certain officers of the Trust are also employees or officers of M3Sixty.

The Funds have entered into a Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”). Under the terms of the Distribution Agreement, the Distributor acts as the distributor of the Fund’s Common Shares and will continually distribute shares of the Fund.

3.	ORGANIZATIONAL AND OFFERING EXPENSES

All costs incurred to date by the Fund in connection with its organization and offering have been advanced by the Adviser subject to recoupment as described in Note 3. Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized over a 12 month period using the straight line method.

4.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 27, 2017, the Adviser held 100% of the Fund’s shares.

5.	SUBSEQUENT EVENTS

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

F – 5

Part C: Other Information

Item 25. Financial Statements And Exhibits.

(1) Financial Statements:

Financial Statements are included as Appendix B to the Statement of Additional Information filed herewith.

(2) Exhibits:

(a)(1) Agreement and Declaration of Trust is filed herewith.

(b)(2) Certificate of Trust is filed herewith.

(b)(3) Certificate of Amendment dated as of October 26, 2016 is filed herewith.

(b)(4) Certificate of Amendment dated as of September 11, 2017 is filed herewith.

(b)(5) By-laws are filed herewith.

(c) Not Applicable.

(d) Portions of the Declaration of Trust and By-laws of the Fund defining the rights of holders of Common Shares of the Fund. See Items 25(2)(a) and (b) above.

(e) Dividend Reinvestment Plan is filed herewith.

(f) Not Applicable.

(g)(1) Investment Advisory Agreement is filed herewith.

(g)(2) Sub-Advisory Agreement is filed herewith.

(g)(3) Expense Limitation Agreement is filed herewith.

(h)(1) Distribution Agreement is filed herewith.

(h)(2) Distribution Services Agreement is filed herewith.

(i) Not Applicable.

(j) Custodian Agreement is filed herewith.

(k)(1) Administration Contract is filed herewith.

(k)(2) Investment Company Services Agreement is filed herewith.

(k)(3) Form of Investor Application is filed herewith.

(l) Opinion and Consent of Counsel. To be filed by amendment.

(m) Not Applicable.

(n) Consent of Independent Registered Public Accounting Firm

(o) Not Applicable.

(p) Not Applicable.

(q) Not Applicable.

(r)(1) Code of Ethics of the Fund is filed herewith.

(r)(2) Code of Ethics of the Adviser is filed herewith.

(r)(3) Code of Ethics of the Sub-Adviser is filed herewith.

Item 26. Marketing Arrangements.

See Distribution Agreement Exhibit (2)(h)(1).

Item 27. Other Expenses of Issuance and Distribution.

All figures are estimates:

Registration Fees	$9,600.00
Legal Fees	$103,000.00
Printing Fees	$2,400.00
Blue Sky Fees	$3,000.00
Transfer Agent Fees	$2,000.00
Total	$120,000.00

Item 28. Persons Controlled by or Under Common Control.

To be provided by amendment.

Item 29. Number of Holders of Securities.

Title of Class	Number of Shareholders as of October 4, 2017
Common Shares	0

Item 30. Indemnification.

Section 3 of Article IV of the Fund’s Agreement and Declaration of Trust states that the Fund shall, to the fullest extent permitted by applicable law: (i) indemnify and hold harmless each trustee and officers of the Fund (“Fiduciary Indemnified Person”) from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Fund in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Declaration, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of gross negligence or willful misconduct with respect to such acts or omissions; and (ii) advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Fund of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection. The provisions of Section 3 shall survive the resignation or removal of the Fiduciary Indemnified Persons.

Section 7 of the Advisory Agreement, states that the Adviser shall exercise its best judgment in rendering the services under such agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Shareholders in connection with the matters to which the Advisory Agreement relates, provided that nothing therein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to the Shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under the Advisory Agreement. Notwithstanding the foregoing, nothing therein shall relieve the Adviser from any of its obligations under applicable law, including, without limitation, the federal and state securities laws. The Adviser shall indemnify the Fund and its respective affiliates and controlling persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder, a material breach of a provision of the Advisory Agreement or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Adviser shall not be liable for indirect, punitive, special or consequential damages arising out of the Advisory Agreement.

Similarly, Section 10 of the Sub-Advisory Agreement states, the Sub-Adviser shall indemnify the Adviser and the Fund, and their respective affiliates and controlling persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder, a material breach of a provision of the Sub-Advisory Agreement or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Sub-Adviser shall not be liable for indirect, punitive, special or consequential damages arising out of the Sub-Advisory Agreement.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder, a material breach of a provision of the Sub-Advisory Agreement or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Adviser shall not be liable for indirect, punitive, special or consequential damages arising out of the Sub-Advisory Agreement.

Section 7 of the Fund’s Distribution Agreement, states that the Fund shall indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the Securities Act (collectively, the “Distributor Indemnities”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Distributor Indemnities may incur under the Securities Act, the Exchange Act, the Advisers Act any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to: (i) the Distributor serving as distributor of the Fund pursuant to the agreement and such Losses are not caused by Distributor’s performance of or failure to perform its duties under the agreement; (ii) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in the agreement; (iii) the Fund’s failure to comply with any applicable securities laws or regulations; or (iv) any claim that the Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the Securities Act, or any other statute or the common law any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein Common Shares of the Fund are sold, provided, however, that the Fund’s obligation to indemnify any of the Distributor Indemnities shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertising materials or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Fund or its counsel by the Distributor in writing and acknowledging the purpose of its use. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Fund or its Shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations under the Agreement.

The Fund’s agreement to indemnify the Distributor Indemnities with respect to any action is expressly conditioned upon the Fund being notified of such action or claim of loss brought against any Distributor Indemnities, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Distributor Indemnities, unless the failure to give notice does not prejudice the Fund. Such notification shall be given by letter addressed to the Fund’s President, but the failure so to notify the Fund of any such action shall not relieve the Fund from any liability which the Fund may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the Fund’s indemnity agreement contained in Section 7(A) of the Distribution Agreement.

Item 31. Business and Other Connections of Adviser and Sub-Adviser.

Information as to the managers and officers of Crow Point Partners, LLC, the Fund's investment adviser (“Adviser”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two (2) years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-78693) filed under the Advisers Act and is incorporated herein by reference thereto.

Information as to the managers and officers of the Prism Capital Advisors, LLC, the Fund's sub-adviser (“Sub-Adviser”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Sub-Adviser in the last two (2) years, is included in its application for registration as an investment adviser on Form ADV (File No. 285552) filed under the Advisers Act and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records.

Certain required books and records are maintained by the Fund and the Adviser at 25 Recreation Park Drive, Suite 206, Hingham, MA 02043 and the Sub-Adviser at 452 Fifth Avenue, 14th Floor, New York, NY 10018. The other accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules promulgated thereunder, are kept by the Fund or its custodian, transfer agent or administrator.

Item 33. Management Services.

Not Applicable.

Item 34. Undertakings

1.            The Fund undertakes to suspend the offering of Common Shares until the Prospectus is amended, if: (i) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent (10.00%) from its net asset value, as of the effective date of this Registration Statement; or (ii) its net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2.	Not applicable
3.	Not applicable
4.	The Fund undertakes:

a. To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”); (ii) to reflect in the Prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

b. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. That, for the purpose of determining liability under the Securities Act to any purchaser, if the Fund is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or Prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the Registration Statement or Prospectus that was part of the Registration Statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Fund under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Fund undertakes that in a primary offering of securities of the undersigned Fund pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Fund will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Fund relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Fund or its securities provided by or on behalf of the undersigned Fund; and (iii) any other communication that is an offer in the offering made by the undersigned Fund to the purchaser.

5.	The Fund undertakes that:

a.                    For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A under the Securities Act and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b.                    For the purpose of determining any liability under the Securities Act, each post effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.             The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two Business Days of receipt of a written or oral request, any Statement of Additional Information.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Fund has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in Boston, Massachusetts on October 4, 2017.

PRISM Multi Strategy Fund

By:	/s/ Peter J. DeCaprio
Name:	Peter J. DeCaprio
Title:	President of the Trust

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on October 4, 2017, by the following person in the capacity indicated below.

Signature	Title	Date
/s/ Peter J. DeCaprio Peter J. DeCaprio	Trustee and President	October 4, 2017

* Gary DiCenzo	Trustee	October 4, 2017

* Steven D. Poppen	Trustee	October 4, 2017

* Thomas J. Schmidt	Trustee	October 4, 2017

* Thomas Radic	Trustee	October 4, 2017

* By: * __ András P. Teleki, Attorney-in-Fact		October 4, 2017